FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-04

May 30, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$961,465,513
(Approximate Mortgage Pool Balance)

$830,465,000
(Offered Certificates)

GS Mortgage Securities Trust 2014-GC22
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC22

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
Starwood Mortgage Funding I LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup

Co-Lead Managers and Joint Bookrunners

Drexel Hamilton

Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) and a separate free writing prospectus, each anticipated to be dated May 30, 2014 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc. or Drexel Hamilton, LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
							Pass- Through	Expected Wtd. Avg.
		Initial Certificate Principal		Approximate		Initial Pass-			Expected
	Expected Ratings	Amount or Notional		Initial Credit		Through	Rate	Life	Principal
Offered Class	(Moody’s / KBRA / DBRS)(1)	Amount(2)		Support		Rate(3)	Description	(Yrs)(4)	Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$36,754,000		30.000	%(5)	[ ]%	(6)	2.72	07/14 – 05/19
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$8,879,000		30.000	%(5)	[ ]%	(6)	4.88	05/19 – 05/19
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$197,682,000		30.000	%(5)	[ ]%	(6)	6.96	05/21 – 06/21
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$160,000,000		30.000	%(5)	[ ]%	(6)	9.75	01/24 – 05/24
Class A-5	Aaa(sf) / AAA(sf) / AAA(sf)	$217,072,000		30.000	%(5)	[ ]%	(6)	9.88	05/24 – 05/24
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$52,638,000		30.000	%(5)	[ ]%	(6)	7.19	05/19 – 01/24
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$719,897,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class X-B	Aa3(sf) / AAA(sf) / AAA(sf)	$72,110,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aaa(sf) / AAA(sf) / AAA(sf)	$46,872,000	(10)	25.125%		[ ]%	(6)	9.88	05/24 – 05/24
Class B(9)	Aa3(sf) / AA-(sf) / AA(sf)	$72,110,000	(10)	17.625%		[ ]%	(6)	9.95	05/24 – 06/24
Class PEZ(9)	A1(sf) / A(sf) / A(high)(sf)	$157,440,000	(10)	13.625	%(11)	[ ]%	(6)	9.93	05/24 – 06/24
Class C(9)	A3(sf) / A(sf) / A(high)(sf)	$38,458,000	(10)	13.625	%(11)	[ ]%	(6)	9.96	06/24 – 06/24

NON-OFFERED CERTIFICATES
							Pass- Through	Expected Wtd. Avg.
		Initial Certificate Principal		Approximate		Initial Pass-			Expected
Non-Offered	Expected Ratings	Amount or Notional		Initial Credit		Through	Rate	Life	Principal
Class	(Moody’s / KBRA / DBRS)(1)	Amount(2)		Support		Rate(3)	Description	(Yrs)(4)	Window(4)
Class X-C	NR / BB+(sf) / AAA(sf)	$16,826,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class X-D	NR / NR / AAA(sf)	$54,082,512	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-(sf) / BBB(low)(sf)	$60,092,000		7.375%		[ ]%	(6)	9.96	06/24 – 06/24
Class E	NR / BB+(sf) / BB(sf)	$16,826,000		5.625%		[ ]%	(6)	9.96	06/24 – 06/24
Class F	NR / B+(sf) / B(sf)	$20,431,000		3.500%		[ ]%	(6)	9.96	06/24 – 06/24
Class G	NR / NR / NR	$33,651,512		0.000%		[ ]%	(6)	9.96	06/24 – 06/24
Class S(12)	NR / NR / NR	N/A		N/A		N/A	N/A	N/A	N/A
Class R(13)	NR / NR / NR	N/A		N/A		N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Kroll Bond Rating Agency, Inc. (“KBRA”) and DBRS, Inc. (“DBRS”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, KBRA and DBRS have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites.  Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to the maturity date or anticipated repayment date, as applicable, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the  lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(7)
The Class X-A, Class X-B, Class X-C and Class X-D certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component.  The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates. The notional amount of the Class X-D certificates will be equal to the aggregate certificate principal amounts of the Class F and Class G certificates.

(8)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus.  The pass-through rate of the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F and Class G certificates, as described in the Free Writing Prospectus.

(9)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)
On the closing date, the issuing entity will issue the  Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $46,872,000, $72,110,000 and $38,458,000, respectively.  The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively.  The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components.  Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange.  The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero.  The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(11)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $38,458,000.

(12)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loan with an anticipated repayment date.  See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loan” in the Free Writing Prospectus.

(13)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$961,465,513
Number of Mortgage Loans	59
Number of Mortgaged Properties	113
Average Cut-off Date Mortgage Loan Balance	$16,296,026
Weighted Average Mortgage Interest Rate(2)	4.7129%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	111
Weighted Average Remaining Amortization Term (months)(4)	358
Weighted Average Cut-off Date LTV Ratio(5)	67.2%
Weighted Average Maturity Date/ARD LTV Ratio(3)(6)	59.4%
Weighted Average Underwritten Debt Service Coverage Ratio(7)	1.65x
Weighted Average Debt Yield on Underwritten NOI(8)	10.0%
% of Mortgage Loans with Additional Mezzanine Debt	0.0%
% of Mortgage Loans with Other Financing	1.1%
% of Mortgaged Properties with Single Tenants	4.2%

(1)
Each of the Maine Mall mortgage loan, Selig Portfolio mortgage loan and Newcastle Senior Housing Portfolio mortgage loan has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Additionally, with respect to the Corporate Park Office Center I&II and  AirPark North Business Center mortgage loans, which are cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield of those mortgage loans are presented in the aggregate unless otherwise indicated.  Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)
With respect to the Newcastle Senior Housing Portfolio mortgage loan, the initial coupon is 4.0000% from the origination date through January 5, 2019.  From and after January 6, 2019, the Newcastle Senior Housing Portfolio mortgage loan mortgage interest rate will be 4.9900%. For purposes of calculating Weighted Average Mortgage Interest Rate presented in this Term Sheet, the Newcastle Senior Housing Portfolio mortgage loan is assumed to have a coupon of 4.9900%. See “Newcastle Senior Housing Portfolio” in this Term Sheet.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are considered as if they were to mature on the anticipated repayment date.

(4)	Excludes mortgage loans that are interest only for the entire term.

(5)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the Newcastle Senior Housing Portfolio mortgage loan, the Cut-off Date LTV Ratio was calculated based on the aggregate “leased fee” value for the related mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet.  Additionally, with respect to the Hampton Inn Pineville mortgage loan, the Cut-off Date LTV Ratio was calculated based on the appraiser’s “as-is” appraised value of $12,000,000 plus a stated $1,400,000 “capital deduction” related to capital improvements at the related mortgaged property for which $1,500,000 was reserved in connection with the origination of the Hampton Inn Pineville mortgage loan. The Weighted Average Cut-off Date LTV Ratio of the mortgage pool without adding the “capital deduction” is 67.3%.  See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(6)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 8 mortgage loans, representing approximately 19.2% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. With respect to the Newcastle Senior Housing Portfolio mortgage loan, the Maturity Date LTV Ratio was calculated based on the aggregate “leased fee” value for the related mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. With respect to the Newcastle Senior Housing Portfolio mortgage loan, the Underwritten Debt Service Coverage Ratio is calculated using such mortgage loan’s non-standard amortization schedule as set forth in Annex G in the Free Writing Prospectus. Also, with respect to the Newcastle Senior Housing Portfolio mortgage loan, as to which the related mortgaged properties are subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Underwritten Debt Service Coverage Ratio is calculated based on the total revenue generated at the related mortgaged properties (not just rent payments under the master lease) and debt service based on the 12 month period immediately succeeding the coupon rate step up. The Weighted Average Underwritten Debt Service Coverage Ratio for the mortgage pool calculated using, in the case of the Newcastle Senior Housing Portfolio mortgage loan, solely the rent payable under the master lease and based on the scheduled increase in interest rate to 4.9900% is 1.65x. See “Newcastle Senior Housing Portfolio” in this Term Sheet and “Annex G—Newcastle Senior Housing Portfolio Loan Combination Amortization Schedule” in the Free Writing Prospectus. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to the Newcastle Senior Housing Portfolio mortgage loan, as to which the related mortgaged properties are subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Debt Yield on Underwritten NOI and NCF of the Newcastle Senior Housing Portfolio mortgage loan is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties (not just rent payments under the master lease). The Weighted Average Debt Yield on Underwritten NOI for the mortgage pool calculated using, in the case of the Newcastle Senior Housing Portfolio mortgage loan, solely the rent payable under the master lease is 10.0%. See “Newcastle Senior Housing Portfolio” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Manager:	Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$961,465,513
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	CWCapital Asset Management LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Pentalpha Surveillance LLC
Pricing:	Week of June 2, 2014
Closing Date:	June 24, 2014
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in June 2014 (or, in the case of any mortgage loan that has its first due date in July 2014, the date that would have been its due date in June 2014 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in July 2014
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	June 2047
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$961,465,512 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 59 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $961,465,513 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $16,296,026 and are secured by 113 mortgaged properties located throughout 29 states

—	LTV: 67.2% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.65x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.0% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 68.5% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	36.0% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–
32.5% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity or, in the case of one mortgage loan, anticipated repayment date

—	Hard Lockboxes: 48.2% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  89.9% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 57 mortgage loans representing 88.0% of the Initial Pool Balance

–	Insurance: 49 mortgage loans representing 67.5% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 58 mortgage loans representing 88.6% of Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 34 mortgage loans representing 79.6% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 86.5% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 24.0% of the mortgaged properties by allocated Initial Pool Balance are retail properties (11.4% are super-regional mall properties and 4.8% are anchored retail properties)

—	Multifamily: 23.3% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Office: 20.6% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Mixed Use: 12.3% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Self Storage: 7.6% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■
Geographic Diversity:  The 113 mortgaged properties are located throughout 29 states, with four states having greater than or equal to 10.0% of the allocated Initial Pool Balance: North Carolina (11.7%), Michigan (11.7%), Maine (11.4%) and Washington (10.4%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	19	30	$356,310,147	37.1%
Goldman Sachs Mortgage Company	13	52	257,376,932	26.8
Cantor Commercial Real Estate Lending, L.P.	15	19	211,480,696	22.0
Starwood Mortgage Funding I LLC	12	12	136,297,738	14.2
Total	59	113	$961,465,513	100.0%

Ten Largest Mortgage Loans or Crossed Group
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Room / Unit	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
Maine Mall	$110,000,000	11.4%	Retail	730,444	$322	1.83	x	9.1%	59.5%
Selig Portfolio	100,000,000	10.4	Office	1,082,617	$182	2.06	x	10.2%	58.8%
EpiCentre	85,000,000	8.8	Mixed Use	304,772	$279	2.27	x	10.9%	65.1%
Ridgeview Apartments	66,000,000	6.9	Multifamily	416	$158,654	1.28	x	8.2%	64.1%
The Cove Apartments	42,600,000	4.4	Multifamily	689	$61,829	1.39	x	8.5%	74.5%
Newcastle Senior Housing Portfolio	38,720,475	4.0	Senior Housing	3,002	$119,890	1.55	x	10.6%	71.0%
Mason Multifamily Portfolio	33,300,000	3.5	Multifamily	705	$47,234	1.44	x	9.9%	75.0%
The Hamptons of Cloverlane	32,800,000	3.4	Multifamily	440	$74,545	1.36	x	9.0%	78.1%
Allspace Self Storage Portfolio	30,966,108	3.2	Self Storage	344,895	$90	1.42	x	9.1%	65.4%
Corporate Park and AirPark Portfolio	21,600,000	2.2	Office/Industrial	261,951	$82	1.46	x	10.5%	70.1%
Top 10 Total / Wtd. Avg.	$560,986,583	58.3%				1.73	x	9.6%	65.4%
Remaining Total / Wtd. Avg.	400,478,929	41.7				1.54	x	10.6%	69.6%
Total / Wtd. Avg.	$961,465,513	100.0%				1.65	x	10.0%	67.2%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement	Initial Master Servicer	Initial Special Servicer
Maine Mall	$110,000,000	11.4%	$125,000,000	$235,000,000	CGCMT 2014-GC21	Wells Fargo	LNR
Selig Portfolio	$100,000,000	10.4%	$97,000,000	$197,000,000	GSMS 2014-GC22	Wells Fargo	CWCapital
Newcastle Senior Housing Portfolio	$38,720,475	4.0%	$321,189,610	$359,910,085	CGCMT 2014-GC19	Wells Fargo	Midland

Mortgage Loans with Other Financing
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Preferred Equity Cut-off Date Balance	Cut-off Date Total Debt Balance	Cut-off Date Wtd. Avg. Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan DSCR	Cut-off Date Total Debt DSCR
Myrtle Beach Medical(1)	$10,300,000	$2,100,000	$12,400,000	NA	70.5%	NA	1.48x	NA

(1)	The related preferred equity in the borrower is currently held by a third party and the preferred equity holder has executed a subordination agreement for the benefit of the related mortgage lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Maine Mall	CGMRC	South Portland	ME	Retail	$110,000,000	11.4%	CD 2005-CD1
Ridgeview Apartments	CCRE	Elmsford	NY	Multifamily	$66,000,000	6.9%	DBUBS 2011-LC2A
The Cove Apartments	SMF I	Tampa	FL	Multifamily	$42,600,000	4.4%	LBCMT 2007-C3
Fourth & Blanchard(3)	GSMC	Seattle	WA	Office	$31,315,240	3.3%	JPMCC 2004-CIBC9
College Towers	GSMC	Kent	OH	Multifamily	$16,460,000	1.7%	CSFB 2004-C3
American Heritage	SMF I	Gallup	NM	Retail	$15,250,000	1.6%	GECMC 2006-C1
One New Hampshire	CGMRC	Portsmouth	NH	Office	$14,084,084	1.5%	MLMT 2004-KEY2
Huntington Beach(4)	CCRE	Huntington Beach	CA	Self Storage	$14,034,639	1.5%	MLCFC 2007-6
Fifth & Jackson(3)	GSMC	Seattle	WA	Office	$11,482,255	1.2%	GMACC 2004-C3
Buffalo Grove Town Center	SMF I	Buffalo Grove	IL	Retail	$10,500,000	1.1%	JPMCC 2004-CIBC9
Hampton Inn Pineville	GSMC	Pineville	NC	Hospitality	$10,000,000	1.0%	JPMCC 2006-LDP7
Costa Mesa(4)	CCRE	Costa Mesa	CA	Self Storage	$8,660,521	0.9%	MLCFC 2007-6
Encore Plaza	CCRE	Gilbert	AZ	Retail	$7,342,058	0.8%	LBUBS 2004-C4
Two Research Park	GSMC	College Station	TX	Office	$7,187,919	0.7%	CSFB 2004-C2
Discovery Point Apartments	CCRE	Mesa	AZ	Senior Housing	$6,500,000	0.7%	IFUND 2001-AA
Devon Madison	CCRE	Madison	TN	Self Storage	$6,492,078	0.7%	GECMC 2005-C1
Widewater Square	CGMRC	Columbia	SC	Retail	$6,255,688	0.7%	BSCMS 2005-PWR7
San Marcos(4)	CCRE	San Marcos	CA	Self Storage	$6,173,244	0.6%	MLCFC 2007-6
Pine Creek Apartments	CGMRC	Clio	MI	Multifamily	$5,019,483	0.5%	GMACC 1998-C1
North Tower - 100 West Harrison(3)	GSMC	Seattle	WA	Office	$4,533,254	0.5%	JPMCC 2004-CIBC10
200 West Thomas(3)	GSMC	Seattle	WA	Office	$4,443,782	0.5%	JPMCC 2004-CIBC10
Smoky Hill Village I	CCRE	Centennial	CO	Retail	$4,425,000	0.5%	GCCFC 2005-GG3
South Tower - 100 West Harrison(3)	GSMC	Seattle	WA	Office	$4,384,134	0.5%	JPMCC 2004-CIBC10
Century Plaza	SMF I	Troy	MI	Retail	$2,775,000	0.3%	GMACC 2004-C2
Marianna Center	CGMRC	Marianna	FL	Retail	$2,741,679	0.3%	MSC 2004-IQ8
Smoky Hill Village II	CCRE	Centennial	CO	Retail	$2,700,000	0.3%	BSCMS 1999-WF2
Briar Pointe Plaza	CGMRC	Novi	MI	Retail	$2,597,282	0.3%	JPMCC 2004-PNC1
Garden Grove(4)	CCRE	Garden Grove	CA	Self Storage	$2,097,704	0.2%	MLCFC 2007-6

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.
(3)
Multiple Selig Portfolio mortgaged properties were included in prior securitizations.  A mortgage loan secured by the Fourth & Blanchard mortgaged property was included in the JPMCC 2004-CIBC9 securitization.  A mortgage loan secured by the Fifth & Jackson mortgaged property was included in the GMACC 2004-C3 securitization. A mortgage loan secured by the North Tower - 100 West Harrison, 200 West Thomas and South Tower - 100 West Harrison mortgaged properties was included in the JPMCC 2004-CIBC10 securitization. The table above does not include any mortgage loans secured by the other mortgaged properties that secure the Selig Portfolio mortgage loan.

(4)
A mortgage loan secured by the Huntington Beach, Costa Mesa, San Marcos and Garden Grove mortgaged properties of the Allspace Self Storage Portfolio mortgage loan was included in the MLCFC 2007-6 securitization.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	22	$230,989,993	24.0%	1.65	x	65.1%	9.8%
Super-Regional Mall	1	110,000,000	11.4	1.83	x	59.5%	9.1%
Anchored	6	46,517,287	4.8	1.49	x	71.1%	10.3%
Unanchored	7	31,763,481	3.3	1.42	x	73.0%	10.2%
Shadow Anchored	5	24,149,738	2.5	1.56	x	69.3%	10.7%
Power Center/Big Box	1	11,390,000	1.2	1.33	x	75.4%	8.9%
Single Tenant Retail	2	7,169,487	0.7	1.90	x	47.7%	13.7%
Multifamily	17	$223,718,714	23.3%	1.39	x	71.5%	9.0%
Garden	15	202,713,686	21.1	1.39	x	71.4%	9.0%
Student Housing	2	21,005,027	2.2	1.35	x	72.4%	9.0%
Office	15	$198,463,310	20.6%	1.81	x	64.1%	10.8%
CBD	8	114,500,000	11.9	2.00	x	60.8%	10.4%
General Suburban	6	73,663,310	7.7	1.57	x	68.4%	11.5%
Medical	1	10,300,000	1.1	1.48	x	70.5%	9.9%
Mixed Use	4	$118,217,589	12.3%	2.03	x	66.7%	10.4%
Retail/Office	3	113,817,589	11.8	2.05	x	66.5%	10.4%
Multifamily/Retail	1	4,400,000	0.5	1.43	x	72.0%	9.6%
Self Storage	19	$73,125,687	7.6%	1.51	x	67.3%	9.6%
Senior Housing	27	$45,220,475	4.7%	1.58	x	66.0%	10.7%
Independent Living	27	45,220,475	4.7	1.58	x	66.0%	10.7%
Hospitality	3	$32,675,067	3.4%	1.79	x	72.7%	12.9%
Limited Service	3	32,675,067	3.4	1.79	x	72.7%	12.9%
Industrial	3	$20,534,678	2.1%	1.45	x	70.2%	10.3%
Flex	3	20,534,678	2.1	1.45	x	70.2%	10.3%
Manufactured Housing	2	$10,520,000	1.1%	1.28	x	71.1%	8.5%
Parking	1	$8,000,000	0.8%	1.81	x	58.2%	8.3%
Total / Wtd. Avg.	113	$961,465,513	100.0%	1.65	x	67.2%	10.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
North Carolina	6	$112,782,448	11.7%	$214,200,000	9.4%	$15,927,280	10.5%
Michigan	10	112,196,194	11.7	153,550,000	6.7	11,817,363	7.8
Maine	1	110,000,000	11.4	395,000,000	17.3	21,367,118	14.1
Washington	7	100,000,000	10.4	335,300,000	14.7	20,077,779	13.2
New York	2	74,000,000	7.7	116,750,000	5.1	6,082,295	4.0
Florida	4	64,577,130	6.7	89,950,000	4.0	5,744,416	3.8
California	9	52,617,931	5.5	99,970,000	4.4	6,915,925	4.6
Illinois	10	43,800,000	4.6	60,525,000	2.7	4,476,958	3.0
Pennsylvania	7	35,555,471	3.7	95,755,000	4.2	6,620,510	4.4
Texas	10	34,443,751	3.6	136,850,000	6.0	10,563,546	7.0
Alabama	9	32,587,500	3.4	46,200,000	2.0	3,203,747	2.1
South Carolina	3	28,842,601	3.0	40,550,000	1.8	3,097,675	2.0
Ohio	2	24,551,307	2.6	34,600,000	1.5	2,430,271	1.6
Arizona	4	23,272,208	2.4	54,180,000	2.4	2,893,566	1.9
Colorado	5	20,144,192	2.1	40,925,000	1.8	3,374,821	2.2
Georgia	4	15,300,000	1.6	21,500,000	0.9	1,523,564	1.0
New Mexico	1	15,250,000	1.6	21,700,000	1.0	1,557,434	1.0
Kentucky	1	14,500,000	1.5	19,500,000	0.9	1,684,965	1.1
New Hampshire	1	14,084,084	1.5	19,500,000	0.9	1,411,595	0.9
Tennessee	2	7,423,483	0.8	23,350,000	1.0	1,729,610	1.1
Oregon	5	5,865,559	0.6	76,830,000	3.4	6,068,384	4.0
Connecticut	2	4,321,107	0.4	56,600,000	2.5	4,419,923	2.9
North Dakota	1	3,660,000	0.4	4,880,000	0.2	349,957	0.2
Indiana	1	2,930,000	0.3	4,270,000	0.2	274,429	0.2
Missouri	1	2,213,995	0.2	29,000,000	1.3	2,149,371	1.4
Iowa	2	2,091,843	0.2	27,400,000	1.2	1,893,388	1.2
Nevada	1	1,771,196	0.2	23,200,000	1.0	1,439,954	0.9
Wisconsin	1	1,446,731	0.2	18,950,000	0.8	1,486,265	1.0
Kansas	1	1,236,783	0.1	16,200,000	0.7	1,144,258	0.8
Total	113	$961,465,513	100.0%	$2,277,185,000	100.0%	$151,726,370	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI values are calculated based on the inclusion of the pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances
			% of
	Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance
2,276,422 - 3,000,000	6	$16,020,383	1.7%
3,000,001 - 5,000,000	7	30,384,790	3.2
5,000,001 - 10,000,000	20	141,977,015	14.8
10,000,001 - 15,000,000	12	146,304,602	15.2
15,000,001 - 20,000,000	4	65,892,138	6.9
20,000,001 - 30,000,000	1	21,500,000	2.2
30,000,001 - 60,000,000	5	178,386,583	18.6
60,000,001 - 80,000,000	1	66,000,000	6.9
80,000,001 - 100,000,000	2	185,000,000	19.2
100,000,001 - 110,000,000	1	110,000,000	11.4
Total	59	$961,465,513	100.0%

Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Range of UW DSCR (x)	Loans	Balance	Balance
1.28 - 1.30	3	$78,796,422	8.2%
1.31 - 1.40	13	173,254,094	18.0
1.41 - 1.50	18	203,646,192	21.2
1.51 - 1.60	7	87,737,154	9.1
1.61 - 1.70	5	53,089,456	5.5
1.71 - 1.80	3	24,591,307	2.6
1.81 - 1.90	4	127,785,201	13.3
1.91 - 2.20	5	127,565,686	13.3
2.21 - 2.27	1	85,000,000	8.8
Total	59	$961,465,513	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool
Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance
Amortizing (30 Years)	32	$326,914,920	34.0%
Interest Only	4	303,000,000	31.5
Interest Only, Then
Amortizing(2)	18	302,045,000	31.4
Amortizing (25 Years)	4	19,005,593	2.0
Interest Only, Then
Amortizing - ARD(2)	1	10,500,000	1.1
Total	59	$961,465,513	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date.
(2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
			% of
			Initial
	Number of	Cut-off Date	Pool
Lockbox Type	Mortgage Loans	Balance	Balance
Hard	20	$474,836,763	49.4%
Springing	28	273,958,655	28.5
None	5	87,154,204	9.1
Soft Springing	2	74,932,500	7.8
Soft	4	50,583,391	5.3
Total	59	$961,465,513	100.0%

Distribution of Cut-off Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Cut-off	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
36.1 - 55.0	2	$12,191,252	1.3%
55.1 - 60.0	7	239,271,483	24.9
60.1 - 65.0	2	73,800,000	7.7
65.1 - 70.0	15	233,649,092	24.3
70.1 - 75.0	31	358,363,685	37.3
75.1 - 78.1	2	44,190,000	4.6
Total	59	$961,465,513	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool
Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
			% of
	Number of		Initial
Range of Maturity	Mortgage		Pool
Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
31.6 - 45.0	3	$19,379,171	2.0%
45.1 - 50.0	4	21,883,564	2.3
50.1 - 55.0	7	80,844,765	8.4
55.1 - 60.0	21	487,547,067	50.7
60.1 - 65.0	20	179,520,946	18.7
65.1 - 70.1	4	172,290,000	17.9
Total	59	$961,465,513	100.0%
(1) See footnotes (1), (3) and (6) to the table entitled “Mortgage Pool
Characteristics” above.

Distribution of Loan Purpose
			% of
	Number of		Initial
	Mortgage		Pool
Loan Purpose	Loans	Cut-off Date Balance	Balance
Refinance	43	$665,069,272	69.2%
Acquisition	13	282,190,554	29.4
Recapitalization	2	8,955,688	0.9
Acquisition/Refinance	1	5,250,000	0.5
Total	59	$961,465,513	100.0%

Distribution of Mortgage Interest Rates (1)
			% of
Range of	Number of		Initial
Mortgage Interest	Mortgage		Pool
Rates (%)	Loans	Cut-off Date Balance	Balance
4.330 - 4.500	5	$148,592,078	15.5%
4.501 - 4.750	20	481,439,811	50.1
4.751 - 5.000	24	279,420,351	29.1
5.001 - 5.250	9	49,271,594	5.1
5.251 - 5.450	1	2,741,679	0.3
Total	59	$961,465,513	100.0%
(1) See footnote (2) to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance
8.2 - 9.0	9	$204,830,451	21.3%
9.1 - 10.0	21	326,036,997	33.9
10.1 - 11.0	11	291,699,735	30.3
11.1 - 12.0	8	56,936,652	5.9
12.1 - 13.0	4	41,102,868	4.3
13.1 - 14.0	3	19,785,201	2.1
14.1 - 14.6	3	21,073,608	2.2
Total	59	$961,465,513	100.0%
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool
Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
8.0 - 9.0	21	$425,540,283	44.3%
9.1 - 10.0	20	290,581,425	30.2
10.1 - 11.0	11	197,992,917	20.6
11.1 - 12.0	2	12,597,282	1.3
12.1 - 13.0	3	24,068,150	2.5
13.1 - 14.1	2	10,685,455	1.1
Total	59	$961,465,513	100.0%
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool
Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage		Pool
Period (months)	Loans	Cut-off Date Balance	Balance
12 - 24	12	$103,355,000	10.7%
25 - 36	1	$66,000,000	6.9%
37 - 48	2	$53,990,000	5.6%
49 - 60	4	$89,200,000	9.3%

Distribution of Original Terms to Maturity/ARD
			% of
Range of Original	Number of		Initial
Term to Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
60	1	$8,000,000	0.8%
84	6	206,226,422	21.4
120	52	747,239,090	77.7
Total	59	$961,465,513	100.0%

Distribution of Remaining Terms to Maturity/ARD(1)
Range of			% of
Remaining Terms	Number of		Initial
to Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
59 - 60	1	$8,000,000	0.8%
61 - 120	58	953,465,513	99.2
Total	59	$961,465,513	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
			% of
Range of Original	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	4	$303,000,000	31.5%
300	4	19,005,593	2.0
301 - 360	51	639,459,920	66.5
Total	59	$961,465,513	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Remaining Amortization Terms(1)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	4	$303,000,000	31.5%
299 - 300	4	19,005,593	2.0
301 - 360	51	639,459,920	66.5
Total	59	$961,465,513	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
Prepayment	Mortgage		Pool
Provision	Loans	Cut-off Date Balance	Balance
Defeasance	51	$831,259,813	86.5%
Yield Maintenance	8	130,205,700	13.5
Total	59	$961,465,513	100.0%

Distribution of Escrow Types
	Number		% of
	of		Initial
	Mortgage		Pool
Escrow Type	Loans	Cut-off Date Balance	Balance
Replacement Reserves(1)	58	$851,465,513	88.6%
Real Estate Tax	57	$845,774,261	88.0%
Insurance	49	$648,785,799	67.5%
TI/LC(2)	34	$452,514,319	79.6%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of total retail, mixed use, industrial and office properties only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Wtd. Avg. Underwritten NCF DSCR	Wtd. Avg. Debt Yield on Underwritten NOI	Wtd. Avg. Cut-off Date LTV Ratio
500 West 43rd Street	Parking	$8,000,000	0.8%	59	1.81x	8.3%	58.2%

Class A-3 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Wtd. Avg. Underwritten NCF DSCR	Wtd. Avg. Debt Yield on Underwritten NOI	Wtd. Avg. Cut-off Date LTV Ratio
EpiCentre	Mixed Use	$85,000,000	8.8%	84	2.27x	10.9%	65.1%
Ridgeview Apartments	Multifamily	$66,000,000	6.9%	84	1.28x	8.2%	64.1%
The Cove Apartments	Multifamily	$42,600,000	4.4%	84	1.39x	8.5%	74.5%
Discovery Point Apartments	Senior Housing	$6,500,000	0.7%	84	1.74x	11.5%	36.1%
Grandview Plaza	Retail	$3,850,000	0.4%	84	1.51x	11.2%	74.0%
Normandy Square	Retail	$2,276,422	0.2%	83	1.28x	9.6%	70.0%

(1)
The tables above present the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balances of the Class A-2 Certificates and Class A-3 Certificates, respectively, assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or anticipated repayment date, as applicable. Each class of Certificates, including the Class A-2 and Class A-3 Certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, yield maintenance charges, prepayment premiums and excess interest, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.
Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B, X-C and X-D certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, pro rata, in each case in accordance with their respective interest entitlements.

2.
Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.
Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.
Class A-S and Class PEZ certificates:  (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.
Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.
Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.
Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.
After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses	The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the YM Group B” and collectively with the YM Group A, the “YM Groups”), of the Class X-B Certificates, the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates based upon the aggregate of principal distributed to the classes of certificates (other than the Class X certificates) or trust components in each YM group on such Distribution Date, and (2) as among the classes of certificates or trust components in each YM Group in the following manner: (A) the holders of each class of certificates (other than the Class X certificates) or trust components in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (exclusive of the Class X-A, Class X-B, Class X-C, Class X-D, Class E, Class F, Class G, Class S, Class R and Exchangeable Certificates) and trust components on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) any portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of certificates or trust component, will be distributed to the Class X certificates in the related YM Group.  If there is more than one class of certificates (exclusive of the Class X and Exchangeable Certificates) or trust component (and thus the applicable class of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (exclusive of the Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class X-D, Class E, Class F, Class G, Class S or Class R certificates.  Instead, after the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

See also “Description of the Offered Certificates—Distributions—Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans
Each of the Maine Mall mortgage loan and the Newcastle Senior Housing Portfolio mortgage loan are referred to in this Term Sheet as, individually, a “non-serviced loan” and, collectively, the “non-serviced loans”. The non-serviced loans and each related companion loan are being serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be effected in accordance with, the Controlling Pooling & Servicing Agreement set forth under the “Pari Passu Companion Loan Summary” table above and the related co-lender agreement.  Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will, in each case, be governed by the related Controlling Pooling & Servicing Agreement. Each Controlling Pooling & Servicing Agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. Notwithstanding the foregoing, servicing advances for each non-serviced loan will be made by the parties of, and pursuant to, the applicable Controlling Pooling & Servicing Agreement.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan or whole loan (which is a mortgage loan or whole loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan or whole loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan or whole loan.  As a result of calculating an appraisal reduction for a given mortgage loan or whole loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates and/or trust component then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amounts, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C and Class D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (including the Class X-C and Class X-D certificates but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that entities managed by Seer Capital Partners Master Fund L.P. will be the initial holder of a majority of the controlling class of the Class E, Class F, Class G and Class S certificates and, on the closing date, are expected to appoint Seer Capital Partners Master Fund L.P. or an affiliate to be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan or whole loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan or whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the Selig Portfolio companion loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

Additionally, with respect to the non-serviced mortgage loans, the directing holder is the holder of the related pari passu companion loan or its representative under the related Controlling Pooling and Servicing Agreement.

If at any time that Seer Capital Partners Master Fund LP, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans
The Maine Mall mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $110,000,000 and represents approximately 11.4% of the Initial Pool Balance, and the related pari passu companion loan, which was contributed to the Citigroup Commercial Mortgage Trust 2014-GC21 securitization, has an outstanding principal balance as of the Cut-off Date of $125,000,000.

The Selig Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 10.4% of the Initial Pool Balance, and has a related pari passu companion loan, which will be initially retained by Goldman Sachs Mortgage Company and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $97,000,000.

The Newcastle Senior Housing Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $38,720,475 and represents approximately 4.0% of the Initial Pool Balance, and the related pari passu companion loans have an outstanding principal balance as of the Cut-off Date of $321,189,610.

In connection with each of these whole loans, a co-lender agreement was executed between the holder of the mortgage loan and the holder of the related companion loan(s) that governs the relative rights and obligations of such holders.  The related co-lender agreement provides, among other things, that (i)(a) the Maine Mall whole loan is serviced under the CGCMT 2014-GC21 pooling and servicing agreement, (b) the Selig Portfolio whole loan will be serviced under the GSMS 2014-GC22 pooling and servicing agreement and (c) the Newcastle Senior Housing Portfolio whole loan is serviced under the CGCMT 2014-GC19 pooling and servicing agreement, (ii) with respect to the Selig Portfolio whole loan, the trustee as holder of the mortgage loan (acting through the Controlling Class Representative unless a Control Termination Event exists) is the directing holder with the right to advise and direct the special servicer with respect to material servicing actions and replace the special servicer, and (iii) with respect to the Selig Portfolio whole loan, the holder of the related companion loan will have certain consultation rights (but not consent rights) with respect to certain material decisions as to which the Controlling Class Representative has or would have had consent or consultation rights (regardless of the occurrence of a Control Termination Event or a Consultation Termination Event).

See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the whole loans.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and, in the case of a whole loan, the related companion loan holder (as a collective whole as if such certificateholders and, if applicable, such companion loan holder, constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

—
for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

	—	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be replaced by the controlling class representative at any time. With respect to the pool of mortgage loans and the whole loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and the Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class S, the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace the special servicer.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class S, Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose, vote affirmatively to so replace the special servicer).

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. All excess modification fees earned by the special servicer will be required to offset future workout fees or liquidation fees payable with respect to the related mortgage loan or REO property; provided that if the mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.  Within any 12-month period, all excess modification fees earned by the master servicer or the special servicer (after taking into account any offset described above applied during such 12-month period) with respect to any mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees (continued)
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) such lower rate as would result in a liquidation fee of $1,000,000 for each specially serviced mortgage loan and REO property, subject to a minimum liquidation fee of $25,000. For any corrected mortgage loan, workout fees will be calculated at the lesser of (a) 1.0% or (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan (other than a non-serviced loan) becomes a corrected mortgage loan through and including the then related maturity date (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of penalty charges allocable to a Selig Portfolio companion loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After the occurrence of and during the continuation of a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring and reporting responsibilities with respect to certain actions of the special servicer.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a Selig Portfolio companion loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

	—	all special notices delivered
	—	summaries of final asset status reports
	—	all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
	—	an “Investor Q&A Forum” and
	—	a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 4 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Newcastle Senior Housing Portfolio mortgage loan the Appraised Value represents the aggregate “leased fee” appraised values for the Newcastle Senior Housing Portfolio mortgaged properties. Additionally, with respect to the Hampton Inn Pineville mortgage loan the Appraised Value is calculated based on the appraiser’s “as-is” appraised value of $12,000,000 plus a stated $1,400,000 “capital deduction” related to capital improvements at the related mortgaged property for which $1,500,000 was reserved in connection with the origination of the mortgage loan. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units, beds or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units, beds or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, KBRA and DBRS that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates and with respect to a matter regarding a whole loan, any companion loan securities. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. With respect to the Newcastle Senior Housing Portfolio mortgage loan, as to which the related mortgaged properties are subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Underwritten Net Cash Flow is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. With respect to the Newcastle Senior Housing Portfolio mortgage loan, as to which the related mortgaged properties are subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Underwritten Net Operating Income is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 13 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. With respect to the Newcastle Senior Housing Portfolio mortgage loan, as to which the related mortgaged properties are subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, Underwritten Revenues are based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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MAINE MALL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

Maine Mall
364 Maine Mall Road
South Portland, ME 04106
ME
Bangor
Portland
Atlantic Ocean
NY
VT
NH
Manchester
Albany
MA
Boston
Hartford
Providence
CT
RI
New York
Falmouth
FALMOUTH SPUR (TOLLROAD)
MAIN TURNPIKE (TOLLROAD)
Westbrook
Portland
South Portland
NORTH DEERING
RIVERTON
EAST DEERING
NASONS CORNER
OCEAN AVENUE
STROUDWATER
LIBBYTOWN
DOWNTOWN
EAST END
WEST END
PORTLAND INTERNATIONAL JETPORT
Evergreen Cemetery
University Of New England -Westbrook
University Of Southern Maine-Portland
Maine Medical Center
Calvary Cemetery
St Hyacinthe Cemetery
Westerly Winds Sports Park
Scarborough Downs
MACKWORTH ISLAND
Casco Bay
Back Cove
Fore River
Presumpscot River
Riverside Golf Course
Woodlands Golf Club
Portland Country Club
Falmouth Community Park
Twin Falls Golf Club
South Portland Municipal Golf Club
Nonesuch River Golf Club
Purpoodock Club
Riverside Golf Club
Baxter Woods Park
Payson Park
Deering Oaks
WARREN AVE
FOREST AVE
WASHINGTON AVE
BRIGHTON AVE
STEVENS AVE
ALLEN AVE
OCEAN AVE
LEDGEWOOD DR
RIVERSIDE ST
METHODIST RD
CUMBERLAND ST
PRIDE ST
SPRING ST
COUNTY RD
WESTERN AVE
W COMMERCIAL ST
BROADWAY
HIGHLAND AVE
OCEAN ST
MITCHELL RD
MAIN ST
MIDDLE RD
JOHNSON RD
FORESIDE RD
FALMOUTH RD
LUNT RD
MOUNTAIN RD
WINN RD
GRAY RD
BLACKSTRAP RD
FALMOUTH RD
AUBURN ST
SUMMIT ST
95
295
302
26
100
25
22
9
1
114
CARTIFACT.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	South Portland, Maine	Cut-off Date Principal Balance(2)		$110,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)		$321.72
Size (SF)	730,444	Percentage of Initial Pool Balance		11.4%
Total Occupancy as of 1/31/2014	98.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/31/2014	97.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1971, 1983 / 1989, 1994	Mortgage Rate		4.6600%
Appraised Value	$395,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$29,216,598
Underwritten Expenses	$7,849,481	Escrows(3)
Underwritten Net Operating Income (NOI)	$21,367,118		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$20,337,144	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	59.5%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	59.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.92x / 1.83x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.1% / 8.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$235,000,000	100.0%	Loan Payoff(4)	$194,093,064	82.6%
			Principal Equity Distribution	39,693,966	16.9
			Closing Costs	1,212,970	0.5
Total Sources	$235,000,000	100.0%	Total Uses	$235,000,000	100.0%

(1)	Calculated based on the Maine Mall Whole Loan.
(2)
The Cut-off Date Balance of $110,000,000 represents the note A-2 of a $235,000,000 whole loan evidenced by two pari passu notes. The companion loan is the note A-1 with a principal balance of $125,000,000 as of the Cut-off Date that is held outside the Issuing Entity and was contributed to the Citigroup Commercial Mortgage Trust 2014-GC21 (“CGCMT 2014-GC21”) securitization.

(3)
The Maine Mall loan agreement does not require upfront reserves for taxes, insurance, replacement reserves, TI/LCs or other reserves. The Maine Mall loan agreement requires certain monthly reserves upon the occurrence of a Maine Mall Trigger Period or a Maine Mall Cash Sweep Event Period. See “—Escrows” below.

(4)	The Maine Mall Property was previously encumbered by an approximately $127.3 million loan and two B-notes totaling approximately $66.8 million.

■
The Mortgage Loan. The mortgage loan (the “Maine Mall Loan”) is part of a whole loan structure (the “Maine Mall Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee interest in a retail property located in South Portland, Maine (the “Maine Mall Property”). The Maine Mall Loan (evidenced by note A-2), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $110,000,000 and represents approximately 11.4% of the Initial Pool Balance and the related companion loan (the “Maine Mall Companion Loan”) (evidenced by note A-1), which was contributed to the CGCMT 2014-GC21 transaction, has an outstanding principal balance as of the Cut-off Date of $125,000,000. The Maine Mall Whole Loan was originated on March 11, 2014 by Citigroup Global Markets Realty Corp. The Maine Mall Whole Loan had an original principal balance of $235,000,000 and has an interest rate of 4.6600% per annum. The proceeds of the Maine Mall Whole Loan were primarily used to refinance existing debt on the Maine Mall Property, pay closing costs and return equity to the borrower sponsor. The Maine Mall Whole Loan will be serviced under the CGCMT 2014-GC21 pooling and servicing agreement. See “Description of the Mortgage Pool — The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Maine Mall Loan and the Maine Mall Companion Loan.

The Maine Mall Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date and requires interest only payments. The scheduled maturity date of the Maine Mall Loan is the due date in April 2024. At any time after the second anniversary of the securitization Closing Date, the Maine Mall Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents (and acceptable to the Rating Agencies). On or after the due date occurring in January 2024, the borrower will be permitted to prepay the Maine Mall Loan in whole (but not in part) without incurring a prepayment premium or yield maintenance charge.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

■
The Mortgaged Property. The shopping center comprised of the Maine Mall Property (inclusive of Macy’s and Sears stores which are not part of the collateral) is a 1,022,208 SF super-regional mall located in South Portland, Maine and was constructed in 1971 and 1983 and most recently renovated in 1994. The Maine Mall Property is located in the Portland, Maine metropolitan statistical area at the junction of I-295 and I-95, approximately 0.25 miles from the Portland International Jetport. The Maine Mall Property’s space (exclusive of Macy’s and Sears) that constitutes collateral totals approximately 730,444 SF and includes tenants such as The Bon Ton, JC Penney, Best Buy, Sports Authority, XXI Forever, H&M, Banana Republic, Gap and Apple. As of January 31, 2014, the Total Occupancy was 98.0% and Owned Occupancy was 97.2%. The Maine Mall Property generates in-line sales, less than 10,000 SF comparable tenant (tenants that report sales and have been in occupancy for a minimum of two Januarys), of approximately $598 PSF and an occupancy cost of 11.4% as of January 31, 2014.

The following table presents certain information relating to certain tenants (of which, certain tenants may have co-tenancy provisions) at the Maine Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent(2)	Total Rent $ per SF(2)	Lease Expiration	Tenant Sales $ per SF(2)	Actual Occupancy Cost(2)	Renewal / Extension Options
Anchors
Macy’s	BBB / Baa2 / BBB+	188,912	18.5%	No	NA	NA	NA	NA	NA	NA
The Bon Ton	NR / Caa2 / B-	120,844	11.8	Yes	$1,266,549	$10.48	1/31/2029	NA(3)	NA(3)	4, 5-year options
Sears	B- / Caa1 / CCC+	102,852	10.1	No	NA	NA	NA	NA	NA	NA
JC Penney	CCC / Caa1 / CCC+	85,898	8.4	Yes	$552,250	$6.43	7/31/2018	$115	5.6%	6, 5-year options
Best Buy	BB- / Baa2 / BB	45,793	4.5	Yes	$1,320,811	$28.84	1/31/2019	NA	NA	2, 5-year options
Sports Authority	NR / NR / NR	43,326	4.2	Yes	$976,075	$22.53	6/30/2017	$116	19.4%	NA
Total Anchors		587,625	57.5%

Major Tenants
XXI Forever	NR / NR / NR	26,339	2.6%	Yes	$1,249,522	$47.44	1/31/2019	$200	23.7%	NA
Old Navy	BBB- / Baa3 / BBB-	20,876	2.0	Yes	$417,520	$20.00	1/31/2022	$366	5.5%	1, 5-year option
H&M	NR / NR / NR	17,185	1.7	Yes	$869,780	$50.61	1/31/2019	$205	24.7%	NA
Gap	BBB- / Baa3 / BBB-	16,169	1.6	Yes	$702,424	$43.44	1/31/2016	$185	23.5%	NA
Super Shoes	NR / NR / NR	15,804	1.5	Yes	$237,060	$15.00	9/30/2020	$169	8.9%	2, 5-year options
Abercrombie & Fitch	NR / NR / NR	10,525	1.0	Yes	$469,471	$44.61	1/31/2019	$188	23.7%	NA
Pier 1 Imports	NR / B1 / B+	10,100	1.0	Yes	$290,501	$28.76	6/30/2023	NA	NA	2, 5-year options
Total Major Tenants		116,998	11.4%

15 Largest In-line Tenants based on Underwritten Base Rent
American Eagle Outfitters	NR / NR / NR	9,083	0.9%	Yes	$738,514	$81.31	4/30/2018	$421	19.3%	NA
Victoria’s Secret	NR / NR / NR	8,830	0.9	Yes	$534,776	$60.56	1/31/2015	$961	6.3%	NA
Olympia Sports	NR / NR / NR	6,375	0.6	Yes	$456,606	$71.62	1/31/2019	$335	21.4%	NA
Express	NR / NR / NR	7,225	0.7	Yes	$396,181	$54.83	1/31/2015	$318	17.2%	NA
Lane Bryant	NR / NR / NR	5,861	0.6	Yes	$376,144	$64.18	4/30/2015	$177	36.3%	NA
Coldwater Creek(4)	NR / NR / NR	6,644	0.6	Yes	$372,864	$56.12	1/31/2019	$150	37.4%	NA
Pacsun	NR / NR / NR	4,471	0.4	Yes	$366,550	$81.98	6/30/2019	$254	32.3%	NA
Ulta	NR / NR / NR	9,967	1.0	Yes	$365,991	$36.72	2/28/2021	$316	11.6%	2, 5-year options
Lenscrafters	NR / NR / NR	4,242	0.4	Yes	$358,285	$84.46	1/31/2019	$863	9.8%	NA
Eddie Bauer	NR / NR / NR	5,876	0.6	Yes	$354,187	$60.28	1/31/2023	$244	24.7%	NA
Banana Republic	BBB- / Baa3 / BBB-	6,000	0.6	Yes	$340,101	$56.68	10/31/2014	$296	19.1%	2 options(5)
David’s Bridal	NR / NR / NR	9,163	0.9	Yes	$332,933	$36.33	1/31/2019	$312	11.6%	NA
Sephora	NR / NR / NR	5,200	0.5	Yes	$328,466	$63.17	1/31/2021	$814	7.8%	NA
Apple	NR / Aa1 / AA+	5,322	0.5	Yes	$322,334	$60.57	1/31/2019	$6,357	1.0%	NA
Loft	NR / NR / NR	5,500	0.5	Yes	$310,709	$56.49	1/31/2015	$404	14.0%	NA
Fifteen Largest In-line Tenants		99,759	9.8%

Remaining Tenants		197,720	19.3%		$12,627,646	$63.87
Vacant Spaces		20,106	2.0%		$0	$0.00
Total Owned SF		730,444	71.5%
Total SF		1,022,208	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Total Rent, Tenant Sales and Actual Occupancy Cost as of TTM December 31, 2013.
(3)	The Bon Ton opened in September 2013 and sales are not available.
(4)
Coldwater Creek filed Chapter 11 Bankruptcy on April 11, 2014. Coldwater Creek’s stores and website are currently open for business, however, it is expected that they will be closing all of their stores. Coldwater Creek may terminate its lease with 90 days’ notice and payment of 50% of the unamortized portion of the construction allowance if its net sales are less than $2,657,600 during the period from February 1, 2013 through January 31, 2014. Coldwater Creek’s sales were $994,283 during the period from February 1, 2013 through January 31, 2014.

(5)	Banana Republic has two renewal options. The first renewal option is for three years and the second renewal option is for five years.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

The following table presents general descriptions of certain major tenants at the Maine Mall Property:

Five Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Tenant Description	Renewal / Extension Options
XXI Forever
Forever 21 is an American chain of clothing retailers with branches in major cities in the United States and Canada, Europe, Asia and the Middle East offering fashion and accessories for young women and men.
NA

Best Buy
Best Buy Co., Inc. is a multinational corporation selling consumer electronics and a variety of related merchandise, including software, video games, music, DVDs, Blu-ray discs, mobile phones, digital cameras, car stereos and video cameras, in addition to home appliances. In 2013, Best Buy operated 1,056 Best Buy and 409 Best Buy Mobile stand-alone stores in the US. Best Buy also operated; 140 Future Shop, 72 Best Buy and 49 Best Buy Mobile stand-alone stores in Canada; 211 Five Star stores in China; and 14 Best Buy stores in Mexico. As of 2013, Best Buy employed approximately 180,000 employees worldwide.
2, 5-year options

H&M
H & M Hennes & Mauritz AB (operating as H&M) is a Swedish retail-clothing company, known for its clothing offerings for women, men, teenagers and children. It has over 2,200 stores in 41 markets and as of 2011 employed around 87,000 people.
NA

The Bon Ton
The Bon Ton is a regional department store company based in York, Pennsylvania chiefly operating 275 stores, including 11 furniture galleries, in 23 states throughout the northern United States with 27,100 employees.
4, 5-year options

Sports Authority
Sports Authority, Inc. is one of the largest sporting goods retailers in the United States with around 14,250 employees. Sports Authority is headquartered in Englewood, Colorado and it operates more than 460 stores in 45 U.S. States and Puerto Rico.
NA

The following table presents certain information relating to the lease rollover schedule at the Maine Mall Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	1,809	0.2%	0.2%	$94,068	0.5%	$52.00	1
2014	7,126	1.0	1.2%	410,348	2.2	57.58	2
2015	77,228	10.6	11.8%	2,299,639	12.1	29.78	18
2016	27,359	3.7	15.5%	1,488,686	7.9	54.41	9
2017	61,663	8.4	24.0%	1,647,696	8.7	26.72	12
2018	115,091	15.8	39.7%	1,283,925	6.8	11.16	10
2019	148,408	20.3	60.1%	5,722,034	30.2	38.56	17
2020	26,312	3.6	63.7%	940,540	5.0	35.75	9
2021	39,660	5.4	69.1%	1,797,667	9.5	45.33	12
2022	38,399	5.3	74.3%	1,068,207	5.6	27.82	10
2023	33,395	4.6	78.9%	1,042,483	5.5	31.22	8
2024	7,044	1.0	79.9%	265,429	1.4	37.68	4
2025 & Thereafter	126,844	17.4	97.2%	893,041	4.7	7.04	2
Vacant	20,106	2.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	730,444	100.0%		$18,953,764	100.0%	$26.68	114

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Maine Mall Property:

Historical Leased %(1)
	2008	2009	2010	2011	2012	2013	As of 1/31/2014
Owned Space	91.6%	93.8%	92.3%	95.2%	97.0%	96.3%	97.2%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

The following table presents certain information relating to the historical average annual rent per SF at the Maine Mall Property:

Historical Average Base Rent PSF(1)
	2011	2012	2013
Base Rent per SF	$22.46	$23.70	$24.95

(1)	Base Rent PSF calculation is based on borrower provided rental figures and total occupied square footage of 695,383 (2011), 708,531 (2012) and 710,338 (2013).

The following table presents certain information relating to comparable in-line sales at the Maine Mall Property:

Historical Sales and Occupancy Cost for Comparable In-line Tenants (< 10,000 SF)(1)
	2010	2011	2012	2013
Comparable In-line sales per SF including Apple	$555	$594	$638	$598
Occupancy cost including Apple	11.3%	10.7%	10.2%	11.4%
Comparable In-line sales per SF excluding Apple	$443	$450	$468	$456
Occupancy cost excluding Apple	14.2%	14.1%	13.6%	15.0%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Maine Mall Property:

Cash Flow Analysis(1)(2)

	2010	2011	2012	2013	TTM 1/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$14,453,882	$15,619,492	$16,794,264	$17,551,914	$17,695,135	$18,556,163	$25.40
Contractual Rent Steps	0	0	0	0	0	397,601	0.54
Percentage Rent	1,283,095	1,433,349	1,499,733	1,025,403	960,451	675,830	0.93
Specialty Leasing(3)	819,844	907,858	893,470	1,061,494	1,057,360	1,057,360	1.45
Gross Up Vacancy	0	0	0	0	0	1,005,071	1.38
Total Rent	$16,556,821	$17,960,699	$19,187,467	$19,638,810	$19,712,946	$21,692,025	$29.70
Total Reimbursables	6,160,245	5,772,842	5,652,568	7,172,705	7,287,990	7,994,784	10.95
Other Income(4)	692,937	862,217	993,517	556,866	541,715	534,860	0.73
Vacancy & Credit Loss	8,622	(20,560)	(5,634)	(87,460)	17,004	(1,005,071)	(1.38)
Effective Gross Income	$23,418,625	$24,575,198	$25,827,918	$27,280,921	$27,559,654	$29,216,598	$40.00

Real Estate Taxes	$3,650,659	$3,592,381	$3,824,411	$4,143,975	$4,148,939	$4,192,300	$5.74
Insurance	115,623	111,553	151,445	176,097	176,258	169,362	0.23
Management Fee	0	0	0	0	0	438,249	0.60
Other Operating Expenses	3,078,958	3,155,522	3,248,688	2,952,059	2,921,081	3,049,569	4.17
Total Operating Expenses	$6,845,240	$6,859,456	$7,224,545	7,272,131	$7,246,278	$7,849,481	$10.75

Net Operating Income	$16,573,385	$17,715,742	$18,603,373	$20,008,790	$20,313,377	$21,367,118	$29.25
TI/LC	0	0	0	0	0	879,416	1.20
Capital Expenditures	0	0	0	0	0	150,558	0.21
Net Cash Flow	$16,573,385	$17,715,742	$18,603,373	$20,008,790	$20,313,377	$20,337,144	$27.84

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the January 31, 2014 rent roll with contractual rent steps taken through March 1, 2015.
(3)	Specialty leasing represents rent from various temporary kiosks, removable units, wireless kiosks, and storage which are not included within the GLA of the mall.
(4)
Other income includes certain tenants’ utility payments, trash pad rental, antenna rent, storage income, advertising revenue, sponsorship income, vending income, telephone income, stroller revenue, gift card income, and other miscellaneous revenue.

■	Appraisal. According to the appraisal, the Maine Mall Property had an “as-is” appraised value of $395,000,000 as of an effective date of February 25, 2014.

■
Environmental Matters. A Phase I environmental report, dated February 26, 2014, did not identify the presence of a recognized environmental condition and recommended no further action other than the institution of an operations and maintenance plan for asbestos, which was in place at origination of the Maine Mall Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

■
Market Overview and Competition. The Maine Mall Property is a super-regional mall located in South Portland, Maine and is the largest enclosed mall in the state of Maine. Per the appraisal, the Maine Mall Property is the only enclosed center within a 30-mile radius and is the dominant center for a sizable geographical trade area. The closest competing super-regional mall identified in the appraisal is The Mall at Fox Run, located approximately 50 miles from the Maine Mall Property, in Newington, New Hampshire. As of 2013, the population within a 30-mile radius of the Maine Mall Property was 449,225 with an average household income of $71,316.

The following table presents certain information relating to the primary competition for the Maine Mall Property:

Competitive Set(1)
	Maine Mall	Bangor Mall	The Mall at Fox Run	Kittery Outlets	Freeport Village Station
Distance from Subject	-	138 miles	50 miles	45 miles	20 miles
Property Type	Super-Regional Mall	Super-Regional Mall	Super-Regional Mall	Outlet Center	Lifestyle Center
Year Built / Renovated	1971, 1983 / 1989, 1994	1979 / 1997	1982 / 2000	1978 / 1990	2012 / NAP
Total GLA	1,022,208	654,823	600,831	700,000	114,026
Total Occupancy	98.0%	98.0%	97.0%	99.0%	99.0%
Anchors	Macy’s, The Bon Ton, Sears, JC Penney, Best Buy	Macy’s, Sears, JC Penney, Dick’s Sporting Goods	Macy’s, Sears, JC Penney	Crate & Barrel, Banana Republic, Corning Factory Outlet, Gap	LL Bean, Old Navy

(1)	Source: Appraisal.

■
The Borrower. The borrower is GGP-Maine Mall L.L.C., a recycled single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Maine Mall Loan. The Maine Mall Loan’s sponsor and non-recourse carveout guarantor is GGP Real Estate Holding I, Inc., a Delaware corporation (“GGP Holding I”), an affiliate of General Growth Properties, Inc. (“GGP”).

■
Escrows. On each due date during the continuance of a Maine Mall Cash Sweep Event Period or a Maine Mall Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, unless, with respect to insurance, the borrower provides evidence that the required insurance is being provided under any blanket policy reasonably acceptable to the lender, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $50,000, capped at $600,000, and (iii) a capital expenditure reserve in the monthly amount of $8,598, capped at $103,177.

Additionally, at origination, GGP Holding I, delivered to the lender a guarantee of certain unfunded landlord obligations of the borrower totaling $260,683 at the Maine Mall Property, in lieu of a cash reserve for the same amount.

A “Maine Mall Cash Sweep Event Period” means any period commencing as of (i) the occurrence and continuance of an event of default, (ii) the filing of a bankruptcy petition or a similar event with respect to the borrower, (iii) the filing of a bankruptcy petition or a similar event with respect to the guarantor, (iv) the filing of a bankruptcy petition or a similar event with respect to the property manager, or (v) the occurrence and continuance of an event of default under a subordinate mezzanine loan document, if any, and terminating upon the cure of any such Maine Mall Cash Sweep Event Period in accordance with the loan documents.

A “Maine Mall Trigger Period” means any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of the Maine Mall Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.50x and terminating as of the end of the second consecutive fiscal quarter in which the debt service coverage ratio of the Maine Mall Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.50x.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

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Lockbox and Cash Management. The Maine Mall Loan requires a hard lockbox, which is already in place, with springing cash management. The loan documents require the borrower to cause all rents (excluding (i) rents paid by tenants under seasonal leases, licensees and other miscellaneous payors, (ii) de minimis income, and (iii) rents generated pursuant to multi-property sponsorship and advertising programs which are attributable to the Maine Mall Property) to be paid directly to a lender controlled lockbox account. The loan documents also require that all rents and other amounts (other than de minimis income and rents generated pursuant to multi-property sponsorship and advertising programs which are attributable to the Maine Mall Property) received by the borrower or the property manager be deposited into the lockbox account within 3 business days after receipt. On each business day that no Maine Mall Cash Sweep Event Period is continuing and no Maine Mall Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of borrower. During the continuance of a Maine Mall Trigger Period or a Maine Mall Cash Sweep Event Period, all amounts in the lockbox account are required to be swept to the lender-controlled cash management account on a daily basis and, provided no event of default is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into the excess cash flow reserve. Funds in the excess cash flow reserve are (i) to the extent no Maine Mall Cash Sweep Event Period is continuing, to be swept into the borrower’s operating account, and (ii) to the extent a Maine Mall Cash Sweep Event Period is continuing, to be held as additional collateral for the Maine Mall Loan. Following the initiation of foreclosure proceedings, exercise of a power of sale or initiation of proceedings for the appointment of a receiver with respect to the Maine Mall Property, or following an acceleration of the Maine Mall Loan, the lender may apply any funds in the cash management account to amounts payable under the Maine Mall Loan and/or toward the payment of expenses of the Maine Mall Property, in such order of priority as the lender may determine.

■
Property Management. Under the loan documents, the Maine Mall Property must be managed by (i) the borrower, (ii) General Growth Services, Inc., (iii) General Growth Management, Inc., or such other affiliate of GGP Holding I (provided such entity operates under a written management agreement on arm’s length terms reasonably acceptable to lender that provides for the segregation of funds as between the Maine Mall Property and other managed properties), or (iv) a reputable and experienced management company, which, in the reasonable judgment of the lender, possesses experience in managing properties similar in location, size, class, use and operation of the Maine Mall Property and with respect to which the lender has received Rating Agency Confirmation (and a new non-consolidation opinion if the property manager is an affiliate of the borrower). During the continuance of an event of default under the Maine Mall Loan, a material default by the property manager under its management agreement, the filing of a bankruptcy petition or a similar event with respect to the property manager, or if the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the borrower to replace the manager if the property is not self-managed. If the property is self-managed, following the initiation of foreclosure proceedings, exercise of a power of sale or initiation of proceedings for the appointment of a receiver with respect to the Maine Mall Property, the lender has the right to require the borrower to engage an approved unaffiliated property manager.

■
Mezzanine or Secured Subordinate Indebtedness. Mezzanine debt is permitted from certain qualified institutional lenders meeting the requirements set forth in the Maine Mall loan agreement (or from multiple lenders, to the extent that more than 50% of such debt is held by such qualified institutional lenders) to a direct or indirect equity owner of borrower that is secured by a pledge of direct or indirect equity interests in borrower, so long as, among other things (i) immediately after giving effect to such debt, the combined loan-to-value ratio (as calculated under the loan documents) does not exceed 56.5%, (ii) immediately after giving effect to such debt, the combined debt service coverage ratio (as calculated under the loan documents) is at least 1.95x, (iii) an intercreditor agreement is received by the lender, (iv) the mezzanine debt is either coterminous with the Maine Mall Loan or prepayable without premium or penalty from and after the maturity date of the Maine Mall Loan, (v) if such mezzanine debt bears a floating rate of interest, borrower obtains an interest rate cap agreement, (vi) such mezzanine debt is a current-pay loan with no “pay-in-kind” feature, and (vii) if required by lender, Rating Agency Confirmation has been obtained.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAINE MALL

■
Terrorism Insurance. The borrower is required to maintain a “special peril” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Maine Mall Property, plus twelve months of business interruption coverage with an additional extended period of indemnity for twelve months or until the income is restored to the prior level. Such “special peril” insurance policy is required to contain a deductible that is no larger than $100,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Release, Substitution and Expansion. The Maine Mall loan documents permit the borrower to release certain vacant non-income producing parcels, and additionally, to substitute certain vacant, non-income producing parcels with other parcels at the shopping center subject to satisfaction of certain conditions set forth in the Maine Mall loan documents. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases” in the Free Writing Prospectus. Additionally, the borrower may, from time to time, acquire one or more parcels of land that constitute an integral part of, or adjoins, the shopping center of which the Maine Mall Property is a part, subject to the satisfaction of certain conditions including that: (i) no event of default is then continuing, (ii) upon the date of the expansion, the borrower acquires a fee simple or leasehold interest to the expansion parcel, (iii) the borrower executes and delivers substitute loan documents adding such parcel to the collateral, (iv) the borrower delivers a clean Phase I environmental report and, if recommended under the Phase I environmental report, a Phase II environmental report, (v) if the expansion parcel is improved, the borrower delivers to lender a physical conditions report acceptable to lender, (vi) the borrower delivers evidence that the expansion parcel constitutes one or more separate tax lots, and (vii) the acquisition of the expansion parcel does not violate any of the provisions of the leases, operating agreements, parking agreements, or other similar agreements affecting the Maine Mall Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

Lake Union
UPTOWN
SEATTLE CENTER
Key Arena
Space Needle
Pacific Science Center
Bill & Melinda Gates Foundation
Amazon Headquarters
The Seattle Times
SOUTH LAKE UNION
CAPITOL HILL
BELLTOWN
SEATTLE
PIKE/PINE CORRIDOR
Pacific Place
Westlake Mall
Washington State Convention & Trade Center
CENTRAL BUSINESS DISTRICT
Rainier Square
FIRST HILL
Virginia Mason Hospital
PIKE MARKET DISTRICT
Elliott Bay
WATERFRONT DISTRICT
Harborview Medical Center
PIONEER SQUARE
INTERNATIONAL DISTRICT
CenturyLink Field
Safeco Field
SODO
Kinnear Park
Centennial Park
Myrtle Edwards Park
Denny Park
South Lake Union Park
Kobe Terrace
CARTIFACT

SELIG PORTFOLIO

1	Fourth & Blanchard	2101 Fourth Avenue	Seattle, WA	98121
2	635 Elliott	635 Elliott Avenue West	Seattle, WA	98119
3	645 Elliott	645 Elliott Avenue West	Seattle, WA	98119
4	Fifth & Jackson	418 South Jackson Street	Seattle, WA	98104
5	North Tower, 100 West Harrison	413 1st Avenue West	Seattle, WA	98119
6	South Tower, 100 West Harrison	401 1st Avenue West	Seattle, WA	98119
7	200 West Thomas	200 West Thomas Street	Seattle, WA	98119

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller	GSMC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance(4)	$100,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$181.97
Size (SF)	1,082,617	Percentage of Initial Pool Balance	10.4%
Total Occupancy as of 3/25/2014(1)	85.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/25/2014(1)	85.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.6080%
Appraised Value	$335,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	120

Underwritten Revenues	$27,283,001
Underwritten Expenses	$7,205,223	Escrows
Underwritten Net Operating Income (NOI)	$20,077,778	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$18,955,579	Taxes	$154,704	$154,704
Cut-off Date LTV Ratio(2)	58.8%	Insurance	$178,601	$13,739
Maturity Date LTV Ratio(2)(3)	55.6%	Replacement Reserve	$0	$22,553
DSCR Based on Underwritten NOI / NCF(2)	2.18x / 2.06x	TI/LC	$0	$135,316
Debt Yield Based on Underwritten NOI / NCF(2)	10.2% / 9.6%	Other(5)	$3,151,122	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$197,000,000	99.4%	Loan Payoff	$193,987,842	97.9%
Principal’s New Cash Contribution	1,219,280	0.6	Reserves	3,484,427	1.8
			Closing Costs	747,011	0.4

Total Sources	$198,219,280	100.0%	Total Uses	$198,219,280	100.0%

(1)
Total and Owned Occupancy includes 41,059 SF for the following tenants who have executed leases but have not yet taken occupancy or begun paying rent: Walsh Construction, Lorber Law, Dental Health Services, Qliance Medical Mgmt. Inc., Denice E. Rasch, Tinyhr, Burkett & Burdette, Seattle Corporate Search, J. Mark Weiss, P.S. and Reid Case Management. The Total and Owned Occupancy without taking into account these signed but not open tenants are both 81.6%. We cannot assure you that these tenants will take occupancy and begin paying rent as expected or at all.

(2)	Calculated based on the Selig Portfolio Whole Loan.
(3)
The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $354,500,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 58.8%. See “—Appraisal” below.

(4)
The Cut-off Date Principal Balance of $100,000,000 represents the note A-1 of a $197,000,000 whole loan evidenced by two pari passu notes. One companion loan with an aggregate principal balance of $97,000,000 is held outside the Issuing Entity and is expected to be contributed to a future securitization.

(5)
Other upfront reserve represents a free rent reserve amount equal to seven months’ base rent under the Amazon lease in connection with the seven-month free rent period prior to November 21, 2014 when Amazon is required to take occupancy and begin paying rent ($2,478,190), tenant allowances ($419,822) and a deferred maintenance reserve ($253,110). See “—Escrows” below.

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The Mortgage Loan. The mortgage loan (the “Selig Portfolio Loan”) is part of a whole loan structure (the “Selig Portfolio Whole Loan”) comprised of two pari passu notes that are together secured by first mortgages encumbering seven office buildings located in Seattle, Washington (collectively, the “Selig Portfolio Properties”). The Selig Portfolio Loan (evidenced by Note A-1), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 10.4% of the Initial Pool Balance. The related companion loan (the “Selig Portfolio Companion Loan”), currently held by Goldman Sachs Mortgage Company outside the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $97,000,000 and is expected to be contributed to a future securitization transaction. The Selig Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on April 24, 2014. The Selig Portfolio Whole Loan has an original principal balance of $197,000,000 and each note has an interest rate of 4.6080% per annum. The borrower utilized the proceeds of the Selig Portfolio Whole Loan to refinance the existing debt on the Selig Portfolio Properties.

The Selig Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date and requires interest only payments for the term of the loan. The scheduled maturity date is the due date in May 2024. The Selig Portfolio Whole Loan may be voluntarily prepaid in whole or in part on or after the due date in February 2024. Provided no event of default is continuing, defeasance of the Selig Portfolio Whole Loan with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date or (b) the second anniversary of the closing date of the securitization into which the Selig Portfolio Companion Loan is deposited.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

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The Mortgaged Properties. The Selig Portfolio Properties consist of three Class A, one Class A/B and three Class B office buildings located in Seattle, Washington and were constructed between 1970 and 2009. The collateral securing the Selig Portfolio Whole Loan totals approximately 1,082,617 SF and the largest tenants include Amazon (17.6% GLA), Sound Transit (5.5% GLA) and Clear Channel Communications (3.5% GLA). As of March 25, 2014, Total Occupancy and Owned Occupancy were both 85.4%.

The following table presents certain information relating to the Selig Portfolio Properties:

Property Name	City	State	Cut-off Date Loan Amount	Total GLA	Occupancy(1)(2)	Year Built / Renovated	Appraised Value(1)	UW NCF(1)
Fourth & Blanchard	Seattle	WA	31,315,240	406,158	86.9%	1979 / NAP	$105,000,000	$5,587,768
635 Elliott	Seattle	WA	25,648,673	190,956	100.0%	2009 / NAP	86,000,000	6,000,832
645 Elliott	Seattle	WA	18,192,663	145,120	59.3%	2009 / NAP	61,000,000	2,139,102
Fifth & Jackson	Seattle	WA	11,482,255	144,338	100.0%	2002 / NAP	38,500,000	2,867,610
North Tower – 100 West Harrison	Seattle	WA	4,533,254	65,298	88.9%	1972 / 2003	15,200,000	896,036
200 West Thomas	Seattle	WA	4,443,782	64,640	72.7%	1974 / 2003	14,900,000	745,515
South Tower – 100 West Harrison	Seattle	WA	4,384,134	66,107	68.4%	1970 / 2003	14,700,000	718,715
Total / Wtd. Avg.			$100,000,000	1,082,617	85.4%		$335,300,000	$18,955,579

(1)	Based on the Selig Portfolio Whole Loan.
(2)	Occupancy as of March 25, 2014.

The following table presents certain information relating to the major tenants at the Selig Portfolio Properties:

Tenant Name	Tenant Description	Renewal / Extension Options
Amazon
Amazon.com (NASDAQ: AMZN) is an American e-commerce company headquartered in Seattle, Washington. Founded in 1994, Amazon is now a Fortune 100 company and one of the largest online retailers in the world, with $74.45 billion of net sales in 2013.

2, 5-year options
Sound Transit
Sound Transit (also known as the Central Puget Sound Regional Transit Authority) plans, builds and operates express bus, light rail and commuter train services for the urban areas of King, Pierce and Snohomish counties in Washington State. The entity is funded by public tax dollars.

2, 5-year options
Clear Channel Communications
Clear Channel Communications is one of the world’s leading media and entertainment companies, operating as CC Media Holdings (OTCBB: CCMO). Founded in 1972, Clear Channel consists of two main media businesses: Clear Channel Outdoor Holdings (NYSE: CCO) and Clear Channel Media and Entertainment. Clear Channel’s Media and Entertainment division has 243 million monthly listeners. It serves 150 cities through 850 owned radio stations in the U.S., as well as more than 140 stations in New Zealand and Australia.

2, 5-year options
Summit Law Group, PLLC	Summit Law Group is a Seattle-based regional law firm offering legal services in business, environmental, labor/employment and litigation areas.	2, 5-year options
Dept. of Labor & Industries
The Washington Department of Labor & Industries is a state agency dedicated to the safety, health and security of Washington’s workers. The agency helps employers meet safety and health standards, conducts inspections of workplaces when alerted to hazards, and oversees benefits to workers who are injured or become ill on the job, among other duties.
1, 3-year option

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

The following table presents certain information relating to the major tenants at the Selig Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Amazon(2)	NR / Baa1 / AA-	190,956	17.6%	$4,248,326	18.8%	$22.25	8/31/2019	2, 5-year options
Sound Transit(3)(4)	NR / Aa2 / AAA	60,006	5.5	1,502,872	6.7	25.05	(3)	2, 5-year options
Clear Channel Communications	CCC / Caa2 / CCC+	37,699	3.5	1,287,262	5.7	34.15	3/31/2026	2, 5-year options
Summit Law Group, PLLC	NR / NR / NR	30,386	2.8	949,563	4.2	31.25	12/31/2022	2, 5-year options
Dept. of Labor & Industries	AA+ / Aa3 / AA+	27,665	2.6	774,620	3.4	28.00	9/30/2017	1, 3-year option
Pacific Biomarkers	NR / NR / NR	21,216	2.0	759,821	3.4	35.81	5/9/2022	1, 5-year option
Varian Medical Systems, Inc.(5)	NR / NR / NR	33,349	3.1	750,353	3.3	22.50	11/17/2017	1, 5-year option
Department of Revenue	AAA / Aaa / AA+	22,722	2.1	545,328	2.4	24.00	2/28/2019	1, 5-year option
Amnis Corporation	NR / NR / NR	18,334	1.7	527,664	2.3	28.78	11/30/2021	2, 5-year options
Wireless Advocates, LLC(6)	NR / NR / NR	23,333	2.2	524,993	2.3	22.50	12/31/2017	1, 5-year option
Ten Largest Tenants		465,666	43.0%	$11,870,801	52.6%	$25.49
Remaining Tenants		458,915	42.4	10,681,891	47.4	23.28
Vacant		158,036	14.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,082,617	100.0%	$22,552,692	100.0%	$24.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Amazon has an executed lease but has not yet taken occupancy or commenced paying rent. Amazon is expected to take occupancy in September 2014. Rental payments are required to commence upon the earlier of (a) Amazon taking occupancy and (b) November 21, 2014. Initial annual base rent is $4,248,326 with annual rent steps beginning in September 2015 and continuing through lease expiration. We cannot assure you that Amazon will take occupancy and begin paying rent as expected or at all.

(3)	Sound Transit has 5,277 SF that expires on November 1, 2014 and 54,729 SF that expires on February 29, 2020.
(4)
Sound Transit has termination options in both of its two leases. For the 5,277 SF expiring in November 2014, Sound Transit has the option to terminate its lease at any time by giving the landlord at least 120 days’ prior notice and paying a termination fee. For the remaining space, Sound Transit has the option to terminate its lease any time after March 1, 2017 by giving the landlord at least nine months’ prior notice and paying a termination fee. In each instance, the termination fee is required to be equivalent to the unamortized portion of costs incurred by the landlord pursuant to its lease (e.g., architectural fees, tenant improvement costs and broker commission).

(5)
Varian Medical Systems, Inc. has the right to terminate its lease at any time by giving the landlord at least six months’ notice and paying an unamortized real estate fee and a penalty equal to two months’ current total monthly rent.

(6)
Wireless Advocates, LLC has the option to terminate its lease beginning January 1, 2015 in the event that they lose their contract with Costco or in the event they decide to co-locate with Car Toys, subject to providing six months’ prior notice and paying a penalty equal to the unamortized portion of transaction costs.

The following table presents the lease rollover schedule at the Selig Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites
MTM	7,267	0.7%	0.7%	$6,912	0.0%	$0.95	32
2014	33,354	3.1	3.8%	670,542	3.0	20.10	14
2015	52,764	4.9	8.6%	1,196,395	5.3	22.67	25
2016	68,649	6.3	15.0%	1,560,949	6.9	22.74	25
2017	157,474	14.5	29.5%	3,708,532	16.4	23.55	42
2018	82,344	7.6	37.1%	2,069,630	9.2	25.13	26
2019	270,896	25.0	62.1%	6,298,513	27.9	23.25	27
2020	85,712	7.9	70.1%	2,140,607	9.5	24.97	12
2021	48,944	4.5	74.6%	1,222,473	5.4	24.98	7
2022	67,676	6.3	80.8%	2,112,387	9.4	31.21	10
2023	11,802	1.1	81.9%	278,490	1.2	23.60	5
2024	0	0.0	81.9%	0	0.0	0.00	0
2025 & Thereafter	37,699	3.5	85.4%	1,287,262	5.7	34.15	5
Vacant	158,036	14.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,082,617	100.0%		$22,552,692	100.0%	$24.39	230

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

The following table presents certain information relating to historical leasing at the Selig Portfolio Properties:

Historical Leased %(1)
	2009	2010	2011	2012	2013
Selig Portfolio Properties	61.4%	61.2%	63.9%	66.7%	64.6%

(1)
As provided by the borrower which reflects average occupancy for the specified year. The 635 Elliott and 645 Elliott properties were constructed and completed in 2009 and were in the process of lease-up during the period shown above (they do not reflect the lease recently executed with Amazon for 17.6% of the Selig Portfolio Properties SF). Excluding the 635 Elliott and 645 Elliott properties from the historical occupancy presentation, the Selig Portfolio Properties occupancy for 2009-2013 was: 89.0%, 88.8%, 88.0%, 86.9% and 82.4%, respectively.

The following table presents certain information relating to historical leasing at the Selig Portfolio Properties:

Historical Weighted Average Rent PSF(1)
	2011	2012	2013
Fourth & Blanchard	$23.85	$23.87	$23.97
635 Elliott(2)	NAP	NAP	NAP
645 Elliott	$32.63	$34.31	$34.92
Fifth & Jackson	$26.96	$25.60	$26.57
South Tower – 100 West Harrison	$22.99	$23.10	$23.00
200 West Thomas	$18.16	$20.09	$21.03
North Tower – 100 West Harrison	$20.14	$20.51	$20.83
Total / Wtd. Average	$24.53	$24.74	$25.20

(1)	As provided by the borrower.
(2)	The 635 Elliott property has not been occupied since its completion in 2009.

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Selig Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 2/28/2014	Underwritten	Underwritten $ per SF
Base Rent(2)	$16,394,751	$17,085,826	$16,898,437	$16,791,453	$22,552,692	$20.83
Gross Up Vacancy	0	0	0	0	3,682,347	3.40
Contractual Rent Steps(3)	0	0	0	0	656,782	0.61
Total Rent	$16,394,751	$17,085,826	$16,898,437	$16,791,453	$26,891,821	$24.84
Total Reimbursables(4)	600,054	421,384	343,235	336,487	937,469	0.87
Parking Revenue(5)	1,507,812	1,469,156	1,568,802	1,572,615	2,940,615	2.72
Other Revenue	148,729	177,679	190,764	195,443	195,443	0.18
Vacancy & Credit Loss(6)	161,278	(523,510)	(513,067)	(987,999)	(3,682,347)	(3.40)
Effective Gross Income	$18,812,623	$18,630,534	$18,488,171	$17,907,999	$27,283,001	$25.20

Total Operating Expenses	$6,962,129	$7,294,412	$7,234,287	$7,347,957	$7,205,223	$6.66

Net Operating Income	$11,850,495	$11,336,122	$11,253,884	$10,560,042	$20,077,778	$18.55
TI/LC	0	0	0	0	851,546	0.79
Replacement Reserves	0	0	0	0	270,654	0.25
Net Cash Flow	$11,850,495	$11,336,122	$11,253,884	$10,560,042	$18,955,579	$17.51

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow based on contractual rents as of March 25, 2014 and contractual rent steps through June 30, 2015. Base Rent includes $4,248,326 of rental revenue for the recently executed Amazon lease. Base rent also includes $1,053,501 for the following tenants who have executed leases but have not yet taken occupancy or begun paying rent: Walsh Construction, Lorber Law, Dental Health Services, Qliance Medical Mgmt. Inc., Denice E. Rasch, Tinyhr, Burkett & Burdette, Seattle Corporate Search, J. Mark Weiss, P.S. and Reid Case Management. We cannot assure you that these tenants will take occupancy and begin paying rent as expected or at all.

(3)	Present value of contractual rent steps for investment-grade tenants (Amazon, Sound Transit and J.B. Hunt Transport, Inc.) through the loan maturity date using an 8.0% discount rate.
(4)	Includes reimbursement of all estimated expenses at the 635 Elliott property, as Amazon will lease 100% of the space on a triple-net basis.
(5)	Incorporates estimated parking usage at the 635 Elliott property (which is part of the collateral) based on the number of spaces Amazon has the right to use at a contractual rate per its lease.
(6)
Historical Credit Loss includes a recovery of $182,753 in 2011, and losses of $520,400, $472,818 and $932,818 in 2012, 2013 and the 2/28/2014 TTM period, respectively. The losses are driven by tenants that are no longer at the Selig Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

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Appraisal. According to the appraisals dated as of April 3, 2014, the Selig Portfolio Properties had an aggregate “as-is” appraised value of $335,300,000 and an aggregate “as stabilized” appraised value of $354,500,000, based on stabilized occupancy at certain of the Selig Portfolio Properties as of dates ranging from September 2014 to October 2015.

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Environmental Matters. According to a Phase I environmental report dated April 14, 2014, the 635 Elliott and 645 Elliott properties had together been listed as a leaking underground storage tank site and a state hazardous waste site, and was remediated from 1990 through 2011 as a voluntary cleanup program case that was closed in 2011. Although a no further action letter was issued with respect to the historic contamination, the associated underground storage tank and state hazardous waste site case remains open for administrative purposes, and the environmental consultant recommended consultation with the Washington Department of Ecology to determine whether any additional administrative, investigation, or remediation actions are needed in order to achieve administrative closure of the open case. In addition, a Phase I environmental report dated April 14, 2014, related to the Fourth & Blanchard property reported the presence of a groundwater monitoring well in an alley between the Fourth & Blanchard property and an adjacent building. The well reportedly is associated with a public works project, but no records were immediately available. The Phase I environmental report recommended that an agency review be performed in order to determine the purpose of the well. According to the remaining Phase I environmental reports, each dated April 14, 2014, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan at the 200 West Thomas, North Tower - 100 West Harrison and South Tower - 100 West Harrison properties.

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Market Overview and Competition. The Selig Portfolio Properties are located within the Seattle central business district, which contains approximately 41.5 million SF of office space with a direct vacancy level of 12.2% as of the 4th quarter 2013, and rents with an average asking rate of $31.31 per SF. The Seattle central business district recorded 3.1 million SF of office leasing activity and approximately 1.4 million SF of absorption in 2013. The Fifth & Jackson property is located in the Pioneer Square / International District submarket, and the remaining six properties are located in the Lower Queen Anne / Lake Union submarket. Office space in the Pioneer Square / International District submarket totaled 4.2 million SF with a direct vacancy level of 9.1% as of the 4th quarter 2013, and rents with an average asking rate of $27.06 per SF. Office space in the Lower Queen Anne / Lake Union submarket totaled 7.7 million SF with a direct vacancy level of 8.7% as of the 4th quarter 2013, and rents with an average asking rate of $27.97 per SF. The Selig Office Portfolio Properties compete with office properties of similar location, type and class, which vary across the Selig Office Portfolio.

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The Borrower. The borrower of the Selig Portfolio Whole Loan is SREH 2014 LLC, a single-purpose entity that owns no assets other than the Selig Portfolio Properties. The non-recourse carveout guarantors are Selig Family Holdings, LLC and Martin Selig, jointly and severally. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Selig Portfolio Whole Loan. Martin Selig is the principal and founder of Martin Selig Real Estate. Martin Selig Real Estate was founded in 1958 and is a privately-held company in the commercial real estate industry in Washington state. Martin Selig Real Estate is headquartered in Seattle, Washington and owns a portfolio of more than 4.25 million SF of Seattle commercial office space across 19 buildings.

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Escrows. At origination, the borrower funded (a) an insurance reserve of $178,601, (b) a tax reserve of $154,704, (c) a deferred maintenance reserve of $253,110 and (d) a reserve of $2,898,012 which includes, (i) a free rent reserve amount equal to seven months’ base rent under the Amazon lease in connection with the seven-month free rent period prior to November 21, 2014, the date the tenant is required to take occupancy and begin paying rent ($2,478,190), that will be remitted to the cash management account on a monthly basis and reduced proportionately for any space that Amazon commences paying rent on or prior to November 21, 2014 and (ii) a tenant allowances reserve ($419,822). On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a tenant improvement and leasing commissions reserve in the amount of $135,316 and (iv) a capital expenditure reserve in the amount of $22,553.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

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Lockbox and Cash Management. The Selig Portfolio Whole Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. All amounts in the lockbox account are required to be swept on a daily basis to a lender-controlled cash management account.

On each business day that no Selig Portfolio Trigger Period or event of default under the Selig Portfolio Loan is continuing, all amounts in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be deposited into a borrower-controlled account containing only amounts relating to the Selig Portfolio Whole Loan (the “Operating Account”). On each due date during a Selig Portfolio Trigger Period (and, at lender’s option, during the continuance of an event of default until the Selig Portfolio Whole Loan has been accelerated), the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account. So long as no event of default is continuing, all amounts in the excess cash flow reserve account are required to be swept into the cash management account on the first due date after which the borrower delivers evidence reasonably satisfactory to the lender that no Selig Portfolio Trigger Period is then continuing. During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Selig Portfolio Whole Loan in such order of priority as the lender may determine.

A “Selig Portfolio Trigger Period” means the period (A) commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan documents) of the Selig Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is less than $15,087,022.40 (as adjusted to account for property releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Selig Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than $15,087,022.40 (as adjusted to account for property releases) or (B) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered and they indicate that no trigger period under clause (A) above has commenced.

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Property Management. The Selig Portfolio Properties are currently managed by MSRE Management, L.L.C. pursuant to a management agreement. Under the loan documents, the Selig Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which the lender has received a Rating Agency Confirmation. The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Selig Portfolio Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a default under the management agreement after the expiration of any applicable notice and/or cure periods (after the expiration of any applicable notice and/or cure period), if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

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Permitted Pari Passu Debt. Upon 30 days’ prior written notice to the lender, the borrower may elect (an “Additional Permitted Debt Election”), to incur additional pari passu fixed-rate debt that is co-terminus with the Selig Portfolio Loan (“Additional Permitted Debt”) secured by the Selig Portfolio Properties, provided that (i) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to April 24, 2019, the aggregate loan-to-value ratio (as calculated under the loan documents) may not exceed 60%, and if the borrower requests the lender’s approval of an Additional Permitted Debt Election after April 24, 2019, the aggregate loan-to-value ratio may not exceed 55%; (ii) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to April 24, 2019, debt service coverage ratio (as calculated under the loan documents) for the twelve-month period immediately preceding the most recently ended fiscal quarter must be equal to or greater than 1.65x, and if such request is made after April 24, 2019, the debt service coverage ratio for the twelve-month period immediately preceding such fiscal quarter end must be equal to or greater than 1.60x; (iii) the debt yield (as calculated under the loan documents) for the twelve-month period

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

immediately preceding the most recently ended fiscal quarter may be no less than 9.57%; (iv) the lender of the Additional Permitted Debt is required to enter into a co-lender agreement with the lender; (v) Rating Agency Confirmation is obtained; (vi) a REMIC opinion, as well as updated non-consolidation and enforceability opinions must be delivered; (vii) the borrower, the lender and the lender of the Additional Permitted Debt have executed amendments to the loan documents reasonably requested by any such party to reflect the existence of such Additional Permitted Debt; (viii) borrower must pay all reasonable out of pocket costs and expenses incurred by the lender and (ix) lender has otherwise approved the terms and documentation of such loan.

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Mezzanine or Subordinate Indebtedness. Fixed rate mezzanine debt is permitted from certain qualified institutional lenders meeting the requirements set forth in the loan agreement for the Selig Portfolio Loan to a direct owner of the borrower that is secured by a pledge of direct equity interests in the borrower (a “Permitted Mezzanine Loan”), so long as (i) the aggregate loan-to-value ratio (as calculated under the loan documents) does not exceed 58.8%; (ii) the debt yield (as calculated under the loan documents) for the twelve-month period immediately preceding such fiscal quarter end is at least 9.57%; (iii) the debt service coverage ratio (as calculated under the loan documents) for the twelve-month period immediately preceding such fiscal quarter end is at least 2.05x; (iv) no event of default has occurred and is continuing under any of the loan documents; (v) the lender has received evidence that the Permitted Mezzanine Loan has no adverse effect on the bankruptcy remote status of the borrower under the rating agency requirements and a new non-consolidation opinion; (vi) the lender receives all items reasonably required to evaluate and approve of the Permitted Mezzanine Loan, including current rent rolls, operating statements and financial statements; (vii) the lender determines that there has been no material adverse change in the condition, financial, physical or otherwise, of any of the Selig Portfolio Properties or the borrower from and after the origination date; (viii) the borrower has executed amendments to the loan documents reasonably required by the lender to reflect the existence of such Permitted Mezzanine Loan and has received enforceability and due authorization opinions with respect thereto; (ix) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; (x) Rating Agency Conformation has been obtained and (xi) lender has otherwise approved the terms and documentation of such loan.

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Release of Collateral. Provided no event of default is then continuing under the Selig Portfolio Loan, at any time on or after the first due date following the earlier to occur of the third anniversary of the origination date and the second anniversary of the closing date of the securitization into which the Selig Companion Loan is deposited, the borrower may obtain the release of one or more of the Selig Portfolio Properties from the lien of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the Selig Portfolio Release Price for each Selig Portfolio Property being released, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan documents) for the remaining Selig Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 2.05x and (b) the debt service coverage ratio immediately prior to the release and (iii) delivery of Rating Agency Confirmation with respect to such defeasance.

“Selig Portfolio Release Price” means, with respect to the release of any Selig Portfolio Property, the greater of (x) 90% of net sales proceeds with respect to such Selig Portfolio Property and (y) (i) in the case of the 635 Elliott property, the 645 Elliott property, the Fourth & Blanchard property and the Fifth & Jackson property, 125% of their respective allocated loan amounts and (ii) in the case of the North Tower – 100 West Harrison Street property, the South Tower – 100 West Harrison property and the 200 West Thomas property, 115% of their respective allocated loan amounts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SELIG PORTFOLIO

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Selig Portfolio Properties, plus twelve months of rental loss and/or business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Selig Portfolio Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the Selig Portfolio Properties and business interruption/rental loss insurance required under the loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence reasonably satisfactory to the lender that the insurance premiums for the Selig Portfolio Properties are separately allocated to the Selig Portfolio Properties under the blanket policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

Not Included in the offering
BUILDING D
BUILDING E
Not Included in the offering
BUILDING A
BUILDING B
BUILDING C

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

Huntersville
Concord
Concord Regional Airport
Stanley
Harrisburg
Mt Holly
Lowell
Belmont
Charlotte/Douglas Int'l Airport
Charlotte
Mint Hill
Matthews
Hemby Bridge
Lake Park
Pineville
Indian Trail
Tega Cay
Weddington
CHARLOTTE
McCRORY HEIGHTS
GREENVILLE
FOURTH WARD
FIRST WARD
THIRD WARD
SECOND WARD
UPTOWN
WESLEY HEIGHTS
Johnson C Smith University
Pinewood Cemetery
Elmwood Cemetery
Discovery Place
Charlotte Int'l Trade Center
Blumenthal Performing Arts Center
Time Warner Cable Arena
EpiCentre
210 East Trade Street
Charlotte, NC 28202
Johnson and Wales Univ
Federal Reserve
Charlotte-Mecklenburg Gov Center
Knight Theater
Charlotte Convention Center
Bank of America Stadium
Memorial Stadium
Central Piedmont Community College
7th Street Station
CTC/Arena
3rd Street/Convention Center
Stonewall
Carson
CATS • LYNX
E Trade St
W Trade St
E Stonewall St
W Morehead St
E Morehead St
W Carson Blvd
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Charlotte, North Carolina	Cut-off Date Principal Balance	$85,000,000
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF	$278.90
Size (SF)(1)	304,772	Percentage of Initial Pool Balance	8.8%
Total Occupancy as of 3/1/2014	89.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/1/2014	89.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008 / 2011 - 2013	Mortgage Rate	4.4300%
Appraised Value	$130,500,000	Original Term to Maturity (Months)	84
		Original Amortization Term (Months)	NAP
		Original Interest Only Period (Months)	84
Underwritten Revenues	$13,689,726
Underwritten Expenses	$4,448,342	Escrows
Underwritten Net Operating Income (NOI)	$9,241,384		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,673,062	Taxes	$643,513	$71,501
Cut-off Date LTV Ratio	65.1%	Insurance	$0	$0
Maturity Date LTV Ratio	65.1%	Replacement Reserve	$0	$3,810
DSCR Based on Underwritten NOI / NCF	2.42x / 2.27x	TI/LC	$445,584	$43,551
Debt Yield Based on Underwritten NOI / NCF	10.9% / 10.2%	Other(2)	$90,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$85,000,000	63.9%	Purchase Price	$130,500,000	98.1%
Principal’s New Cash Contribution	46,674,314	35.1	Closing Costs	1,415,577	1.1
Other Sources	1,420,360	1.1	Reserves	1,179,097	0.9
Total Sources	$133,094,674	100.0%	Total Uses	$133,094,674	100.0%

(1)	The EpiCentre Property is a mixed use property with a total of 304,772 SF consisting of 264,323 SF of retail space and 40,449 SF of office space.
(2)	Other upfront reserves consist of a deferred maintenance reserve of $90,000. See “–Escrows” below.

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The Mortgage Loan. The mortgage loan (the “EpiCentre Loan”) is evidenced by a note in the original principal amount of $85,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a mixed use property known as the EpiCentre, located in Charlotte, North Carolina (the “EpiCentre Property”). The EpiCentre Loan was originated by Citigroup Global Markets Realty Corp. on May 9, 2014. The EpiCentre Loan has an outstanding principal balance as of the Cut-off Date of $85,000,000 which represents 8.8% of the Initial Pool Balance, and accrues interest at an interest rate of 4.4300% per annum. The proceeds of the EpiCentre Loan were primarily used to acquire the EpiCentre Property.

The EpiCentre Loan had an initial term of 84 months and has a remaining term of 84 months as of the Cut-off Date. The EpiCentre Loan requires interest only payments during the entire term of the EpiCentre Loan. The scheduled maturity date of the EpiCentre Loan is the due date in June 2021. Voluntary prepayment of the EpiCentre Loan is permitted, without payment of a prepayment premium or a yield maintenance charge, on or after the due date in August 2020. At any time after the second anniversary of the securitization Closing Date, the EpiCentre Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents.

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The Mortgaged Property. The EpiCentre Property is a 304,772 SF mixed use property, consisting of 264,323 SF of retail space and 40,449 SF of office space on a 3.162 acre site, in Charlotte, North Carolina. The EpiCentre Property includes, as part of the collateral, a four-story parking structure with a total of 989 spaces of which 706 spaces are available for use in connection with the EpiCentre Property. The EpiCentre Property was constructed in 2008 and renovated from 2011 to 2013 and it occupies an entire city block. Access to the EpiCentre Property is afforded by frontage along East Trade Street, South College Street and East Fourth Street, as well as by frontage along the Lynx light rail tracks. The EpiCentre Property consists of a condominium unit (the “Mixed Use Unit”) in a two-unit master condominium. The only other condominium unit consists of the aloft Hotel (the “Hotel Unit”), located above one of the buildings which is part of the mortgaged property. The Hotel Unit neither constitutes part of the collateral for the EpiCentre Loan nor relates to the hotel to be constructed above another part of the mortgaged property, as described below under “—Air Rights”. The borrower, as owner of the Mixed Use Unit, owns a 77.4% interest in the common elements shared by those two condominium units (with the Hotel Unit owner owning a 22.7% interest in such common elements). The borrower also has the right to appoint two of the three board members of the condominium association, including the board chairperson.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

The EpiCentre Property contains an on-site four-level underground parking garage. The first three levels are available for use in connection with the EpiCentre Property. However, the fourth (bottom) level and the ramp between levels three and four (the “Parking Premises”) are leased to an affiliate of the Air Rights Owner (as defined below) and are not available for use by the EpiCentre Property. In addition, pursuant to a parking agreement between the borrower and the owner of the Hotel Unit, the borrower is required to make available to the Hotel Unit owner 40 parking spaces within the parking facility at the EpiCentre Property for valet parking use for overnight guests of the Hotel Unit. The borrower is also required to make not less than an additional 100 parking spaces available for overnight hotel guests of the aloft Hotel Unit through valet service, which additional parking spaces may be located in any off-site parking facility. The borrower is permitted to charge market rates for parking provided to Hotel Unit guests. Certain costs associated with the parking facility are allocated to the Hotel Unit owner pursuant to the condominium documents.

The EpiCentre Property is located in the downtown retail submarket of Charlotte which is part of the Charlotte Central Business District (“CBD”). While there are other retail stores in the area, the EpiCentre Property is the only entertainment center in the area and it is located directly across the street from the Time Warner Cable Arena and within walking distance of the Charlotte Convention Center. The EpiCentre Property is connected to the Overstreet Mall via a covered sky-bridge providing pedestrian access from the Bank of America building and six other office buildings in the area including the Wells Fargo building and the Hearst Tower. The EpiCentre Property has national and regional tenants such as Bank of America, Firehouse Subs and Brueggers Bagels. It also has a variety of restaurants including Enso and La Tagliatella. Additionally, tenants such as Strike City Lanes, Studio Movie Grill and Pavilion offer bowling, dinner and movies and special events/catering, respectively. As of March 1, 2014, the Total Occupancy was 89.9%.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the EpiCentre Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Studio Movie Grill(3)	NR / NR / NR	32,691	10.7%	$604,784	7.9%	$18.50	1/31/2023	$719,985	19.6%	3, 5-year options
Strike City Lanes	NR / NR / NR	26,918	8.8	581,054	7.6	21.59	12/31/2022	$244	9.7%	2, 5-year options
Gold’s Gym	NR / NR / NR	30,046	9.9	493,440	6.4	16.42	11/14/2022	$40	54.0%	3, 5-year options
Whisky River	NR / NR / NR	10,168	3.3	443,956	5.8	43.66	6/30/2023	$425	11.1%	2, 5-year options
CVS Pharmacy	NR / NR / NR	13,705	4.5	436,778	5.7	31.87	1/31/2029	$480	9.1%	2, 5-year options
Blackfinn American Saloon	NR / NR / NR	9,275	3.0	425,141	5.6	45.84	12/31/2022	$748	6.4%	2, 5-year options
Bubble	NR / NR / NR	6,370	2.1	377,383	4.9	59.24	7/31/2023	$484	12.7%	2, 5-year options
First Charlotte Physicians	NR / NR / NR	12,950	4.2	375,678	4.9	29.01	3/31/2019	NA	NA	2, 5-year options
Vida Mexican Kitchen y Cantina	NR / NR / NR	7,219	2.4	347,234	4.5	48.10	7/31/2022	$456	11.0%	2, 5-year options
Enso	NR / NR / NR	9,760	3.2	340,934	4.5	34.93	8/31/2019	NA	NA	2, 5-year options
Ten Largest Owned Tenants		159,102	52.2%	$4,426,382	57.9%	$27.82
Remaining Owned Tenants		114,978	37.7	3,223,870	42.1	28.04
Vacant Spaces (Owned Space)		30,692	10.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		304,772	100.0%	$7,650,253	100.0%	$27.91

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of February 28, 2014.
(3)	Studio Movie Grill sales are calculated per screen. There are a total of five screens.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

The following table presents certain information relating to the lease rollover schedule at the EpiCentre Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF		# Expiring Tenants
MTM(2)	0	0.0%	0.0%	$6,600	0.1%	$3,300	(2)	2
2014	4,113	1.3	1.3%	122,951	1.6	29.89		10
2015	1,256	0.4	1.8%	27,984	0.4	22.28		1
2016	5,595	1.8	3.6%	229,800	3.0	41.07		2
2017	9,144	3.0	6.6%	189,316	2.5	20.70		2
2018	18,115	5.9	12.5%	671,317	8.8	37.06		4
2019	28,184	9.2	21.8%	948,813	12.4	33.66		5
2020	2,182	0.7	22.5%	76,370	1.0	35.00		1
2021	18,065	5.9	28.4%	586,036	7.7	32.44		5
2022	87,994	28.9	57.3%	2,170,412	28.4	24.67		7
2023	81,582	26.8	84.1%	2,160,686	28.2	26.48		8
2024	0	0.0	84.1%	0	0.0	0.00		0
2025 & Thereafter	17,850	5.9	89.9%	459,968	6.0	25.77		3
Vacant	30,692	10.1	100.0%	0	0.0	0.00		0
Total / Wtd. Avg.	304,772	100.0%		$7,650,253	100.0%	$27.91		50

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	MTM leases include 2 storage units. UW Base Rent is calculated per unit.

The following table presents certain information relating to historical leasing at the EpiCentre Property:

Historical Leased %(1)

2011	2012	2013	As of 3/1/2014
74.3%	84.3%	90.3%	89.9%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the EpiCentre Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 2/28/2014	Underwritten	Underwritten $ per SF
Base Rent	$4,236,055	$5,342,913	$6,400,429	$6,535,713	$7,472,480	$24.52
Contractual Rent Steps(2)	0	0	0	0	177,772	0.58
Gross Up Vacancy	0	0	0	0	1,184,353	3.89
Total Rent	$4,236,055	$5,342,913	$6,400,429	$6,535,713	$8,834,606	$28.99
Total Reimbursables	1,233,606	1,631,398	1,767,352	1,771,709	1,667,753	5.47
Percentage Rent	10,211	14,510	294,388	360,704	44,045	0.14
Signage Income	238,225	630,291	1,164,658	1,249,006	1,201,006	3.94
Parking Income	1,269,167	3,196,519	3,368,484	3,478,925	2,771,216	9.09
Other Income(3)	176,177	475,785	317,241	354,586	355,454	1.17
Vacancy & Credit Loss	0	(171,994)	(238,968)	(125,615)	(1,184,353)	(3.89)
Effective Gross Income	$7,163,441	$11,119,422	$13,073,586	$13,625,028	$13,689,726	$44.92

Real Estate Taxes	$575,179	$456,810	$541,705	$544,899	$646,667	$2.12
Insurance	70,691	106,692	111,836	117,471	65,000	0.21
Management Fee	168,687	212,237	234,043	237,445	393,504	1.29
Other Operating Expenses	2,724,011	3,460,313	3,111,971	3,323,865	3,343,171	10.97
Total Operating Expenses	$3,538,568	$4,236,052	$3,999,553	$4,223,680	$4,448,342	$14.60

Net Operating Income	$3,624,873	$6,883,370	$9,074,032	$9,401,348	$9,241,384	$30.32
TI/LC	0	0	0	0	522,607	1.71
Replacement Reserves	0	0	0	0	45,716	0.15
Net Cash Flow	$3,624,873	$6,883,370	$9,074,032	$9,401,348	$8,673,062	$28.46

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled increases through March 1, 2015.
(3)	Other Income includes tenant electric and water reimbursements, AT&T antenna rent, specialty leasing and late fee income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

■	Appraisal. According to the appraisal, the EpiCentre Property had an “as-is” appraised value of $130,500,000 as of an effective date March 14, 2014.

■	Environmental Matters. A Phase I environmental report dated May 9, 2014 identified no recognized environmental conditions and recommended no further action.

■
Market Overview and Competition. The EpiCentre Property is a 304,772 SF mixed use property, consisting of 264,323 SF of retail space and 40,449 SF of office space. The EpiCentre Property is located in the Charlotte CBD and is part of the downtown retail submarket and the CBD office submarket. According to the appraisal, the 2013 population within a one-, three- and five-mile radius of the EpiCentre Property was 17,096, 225,234 and 690,055, respectively. In 2013, the average household income within a one-, three- and five-mile radius of the EpiCentre Property was estimated at $78,562, $67,936 and $71,719, respectively. Major employers in the area include Bank of America, Wells Fargo, Carolina Health Care System, Charlotte-Mecklenberg Schools and Duke Energy Corp.

The Charlotte CBD is home to the newly constructed BB&T Ball Park, Time Warner Arena, the NASCAR Hall of Fame, Charlotte Convention Center and Bank of America Stadium, all of which are within a few blocks of the EpiCentre Property. The EpiCentre Property is accessible via Charlotte’s established highway infrastructure. Additionally, the Charlotte Area Transit System provides bus service and the Lynx light rail provides commuter rail service to the EpiCentre Property’s neighborhood. The Charlotte/Douglas International Airport is located approximately eight miles from the Charlotte CBD.

According to a market report, as of the fourth quarter of 2013, the Charlotte retail market totaled approximately 149.5 million SF in 11,856 retail properties with an overall vacancy rate of 7.4% and positive net absorption of 203,327 SF. The average rental rate for the Charlotte retail market was $12.24 per SF. The downtown retail submarket totaled 1.0 million SF in 78 retail properties with an overall vacancy rate of 6.1% and positive net absorption of 9,097 SF. The average rental rate for the downtown retail submarket was $19.31 per SF. According to a market report, as of the fourth quarter of 2013, the Charlotte office market totaled approximately 99.5 million SF in 5,330 office properties with an overall vacancy rate of 10.9% and positive net absorption of 623,911 SF. The average rental rate for the Charlotte office market was $19.65 per SF. The Charlotte CBD office submarket totaled approximately 22.8 million SF in 150 office properties with an overall vacancy rate of 8.6% and positive net absorption of 48,092 SF. The average rental rate for the Charlotte CBD office submarket was $24.17 per SF.

The following table presents certain information relating to the primary competition for the EpiCentre Property:

Competitive Set(1)
	EpiCentre	Phillips Place	McMullen Creek Market
Distance from Subject	_	5.3 miles	9 miles
Property Type	Mixed Use	Lifestyle Center	Lifestyle Center
Year Built / Renovated	2008 / 2011	1997	1987
Total GLA	304,772	172,628	260,679
Total Occupancy	89.9%	98.8%	82.5%
Anchors / Significant Tenants	Studio Movie Grill, Strike City Lanes, Gold’s Gym, CVS Pharmacy	Orvis, Regal Cinemas, Brooks Brothers	Burlington Coat Factory, Winn Dixie, Dollar Tree, Chili’s

	Promenade on Providence	Blakeney Shopping Center
Distance from Subject	11 miles	13 miles
Property Type	Lifestyle Center	Lifestyle Center
Year Built / Renovated	2001	2006-2008
Total GLA	450,000	289,540
Total Occupancy	95.5%	98.6%
Anchors / Significant Tenants	Home Depot, Stein Mart, Staples, CVS, Jos A. Bank, Men’s Warehouse, Pier 1 Imports	Target, Marshalls, Banana Republic, Victoria Secret, Harris Teeter

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

■
The Borrower. The borrower is EpiCentre SPE (Charlotte), LLC, a single purpose Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the EpiCentre Loan. CIM SMA I Investments, LLC is the non-recourse carveout guarantor under the EpiCentre Loan. CIM Group, LLC is an urban real estate and infrastructure investment firm founded in 1994 with over $14.7 billion of assets under management. Cactus Multi-Asset Investor, LLC, which is wholly owned by the Arizona State Retirement System, is the 95.238% non-managing member of the non-recourse carveout guarantor.

■
Air Rights. An entity unrelated to the borrower (the “Air Rights Owner”) owns the air rights (“Air Rights”) above a certain portion of the EpiCentre Property. The Air Rights Owner is expected to construct a 15-story hotel above a portion of the EpiCentre Property (the “Air Rights Construction”, and any period after commencement of such construction and prior to completion of such construction, an “Air Rights Construction Period”). The “Air Rights Property” means the tract or parcel of real estate located above such portion of the EpiCentre Property. Neither the Air Rights Property nor any improvements constructed thereon (including the hotel expected to be constructed) will constitute part of the EpiCentre Property or otherwise constitute collateral for the EpiCentre Loan. In connection with the Air Rights Construction, the borrower and the Air Rights Owner are required to fund various escrows and reserves as described below.

■
Escrows. On the origination date, the borrower funded aggregate upfront reserves of $1,179,097 with respect to the EpiCentre Property, comprised of: (a) $643,513 for real estate taxes, (b) $445,584 for tenant improvements and leasing commissions consisting of $431,584 for unfunded tenant improvements, leasing commissions and free rent for Corfu, unfunded tenant improvements for three tenants (Pavilion, Strike City Lanes, and Wild Wings Cafe) and $14,000 for tenant improvements for Gold’s Gym and (c) $90,000 for deferred maintenance consisting of certain correction, remediation and repair work to the floor of the premises leased at the EpiCentre Property by CVS Pharmacy.

On each due date, the borrower is required to fund the following reserves with respect to the EpiCentre Property: (a) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (b) at the option of the lender if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the-then succeeding 12-month period, (c) a leasing reserve in the amount of $43,551 and (d) a replacement reserve in the amount of $3,810.

Air Rights Escrow. At origination of the EpiCentre Loan, the borrower and MV EpiCentre II LLC, the seller of the EpiCentre Property (“Seller”), an affiliate of the Air Rights Owner, funded on a 50:50 basis, a $1,000,000 escrow (the “Air Rights Escrow”) with First American Title Insurance Company, as escrow agent (the “Air Rights Escrow Agent”), in order to offset certain costs related to the Air Rights Construction. The borrower has the right to recover from the Air Rights Escrow (i) any rent abatement or other concession or claim granted or paid by the borrower to any tenant at the EpiCentre Property in order to compensate such tenant for any disruptions or inconvenience to such tenant’s business, (ii) the cost of any temporary identification signage reasonably related to construction activities occurring on the Air Rights Property, (iii) cost of any cleaning of any buildings and other improvements at the EpiCentre Property resulting from the Air Rights Construction and (iv) any legal fees actually incurred by the borrower in connection therewith actually incurred by the borrower in connection with construction. Each distribution from the Air Rights Escrow will be made 50% from funds deposited by the seller and 50% from funds deposited by the borrower until the date (the “Air Rights Escrow Release Date”) that is the earlier of (A) the date the funds in the Air Rights Escrow are completely depleted or (B) the earlier to occur of (x) issuance of a certificate of occupancy for the improvements on the Air Rights Property and (y) May 9, 2019. Within three days of the Air Rights Escrow Release Date, the Air Rights Escrow agent is required to release the remaining Air Rights Escrow funds; 50% to the seller and 50% to the borrower. The borrower is required to deposit any such amounts received by it with lender in the Additional Cash Account (as defined below). The borrower assigned its rights under the Air Rights Escrow to lender as additional collateral for the EpiCentre Loan. In addition, pursuant to the EpiCentre loan documents, the borrower may not request or consent to the disbursement of any funds from the Air Rights Escrow without the prior reasonable consent of the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

Additional Cash Reserve. In addition to the assignment of the Air Rights Escrow to the lender, the borrower is required to deposit into an account held by the lender (the “Additional Cash Account”) (a) the amount of any funds belonging to the borrower then on deposit with the Air Rights Escrow Agent on the Air Rights Escrow Release Date and (b) on each monthly payment date during the continuance of an Additional Cash Sweep Event (as defined below), an amount equal to the Additional Cash Reserve Required Deposit (collectively, “Additional Cash Reserve Funds”). All Additional Cash Reserve Funds are required to be held in the Additional Cash Account until the Air Rights Construction is completed. Upon request of the borrower, to be granted or denied by the lender in the lender’s sole discretion, the lender may make Additional Cash Reserve Funds available to cover the cost of any abatement, credits, adjustments or other lease concessions made to tenants at the EpiCentre Property. Any funds remaining in the Additional Cash Account on the monthly due date following the occurrence of an Air Rights Construction Completion Event will be disbursed to the borrower by the lender if no event of default is continuing under the EpiCentre loan documents.

“Additional Cash Sweep Event” means the occurrence of each of the following events prior to the occurrence of an Air Rights Construction Completion Event: (i) the sum of (a) the amount then on deposit pursuant to the Air Rights Escrow plus (b) the amount of Additional Cash Reserve Funds then on deposit in the Additional Cash Account is less than $500,000 and (ii) either (a) the debt service coverage ratio (as calculated pursuant to the loan documents) (excluding for the purposes of such calculation, rent attributable to signage and paid to borrower as lessor pursuant the Signage Lease (as defined below) being less than 1.35x calculated on a forward basis (meaning annualized prior month income minus TTM operating expenses) or (b) the debt service coverage ratio (including for the purposes of such calculation, rent attributable to the signage and paid to borrower as lessor pursuant the Signage Lease) being less than 1.55x calculated on a forward basis (meaning annualized prior month income minus TTM operating expenses).

“Additional Cash Reserve Required Deposit” means, during the continuance of an Additional Cash Sweep Event, the lesser of (a) the amount of excess cash flow funds in the Cash Management Account (as defined below) on the applicable monthly payment date and (b) the difference between $500,000 and the sum of (i) the amount, if any, then on deposit in the Air Rights Escrow plus (ii) the amount of Additional Cash Reserve Funds then on deposit in the Additional Cash Account on such monthly payment date.

Air Rights Make Whole Escrow. If the Air Rights Owner needs to make certain limited alterations to the EpiCentre Property in connection with the Air Rights Construction or negotiates a buy-out of the lease of any tenant in the building in the EpiCentre Property upon which the Air Rights Property sits in connection with such alterations, in addition to paying for the cost of such alterations, the Air Rights Owner is required to (A) compensate the borrower for any lost value to the EpiCentre Property as a result of such alteration (any such compensation, an “Air Rights Construction Compensation Payment”) in an amount equal to, (i) in the case of any affected leasable area at the EpiCentre Property, (x) the product of $400 and the consumer price index increase multiplied by (y) the number of square feet occupied by any improvements constructed by the Air Rights Owner as a result of such alterations, and (ii) in the case of any affected parking space at the EpiCentre Property, (x) the product of $15,000 and the consumer price index increase multiplied by (y) the number of parking spaces that cease to be legal parking spaces as a result of such alterations and (B) compensate borrower for any loss of rents as a result of the voluntary buy-out of any tenant’s lease and all costs of re-leasing such tenant’s space at the EpiCentre Property (any such payment, an “Air Rights Make-Whole Payment”). The Air Rights Owner has agreed to set up an escrow (the “Air Rights Make-Whole Escrow”) with a nationally recognized third party escrow agent to deposit any Air Rights Make-Whole Payments, and the borrower has agreed to collaterally assign to lender all of its right, title and interest in and to any Air Rights Make-Whole Escrow. Pursuant to the loan documents, the borrower may not request or consent to the disbursement of any funds from the Air Rights Make-Whole Escrow without the prior reasonable consent of the lender. In addition, the borrower is required to deposit any amounts released to the borrower from the Air Rights Make-Whole Escrow into the Air Rights Compensation Account to be established with lender as described below.

Air Rights Compensation Account. The borrower is required to deposit into an account held by lender (the “Air Rights Compensation Account”) (a) on the date of commencement of the Air Rights Construction, out of its own funds, the amount of $800,000, (b) any Air Rights Construction Compensation Payment received by the borrower as described above, (c) any Air Rights Make-Whole Payment received by the borrower from the Air Rights Make-

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

Whole Escrow, and (d) commencing on the date that is six months after the date of commencement of Air Rights Construction and on each monthly payment date thereafter, an amount equal to $116,667 (the “Air Rights Compensation Reserve Required Deposit”), provided, however that the borrower will not be required to make any additional Air Rights Compensation Reserve Required Deposit described in clause (d) at such time as the amounts in the Air Rights Compensation Account are in an amount equal to $1,500,000. All funds remaining in the Air Rights Compensation Account on the monthly due date following the earlier of (x) the occurrence of an Air Rights Construction Completion Event and (y) the lender’s receipt of a final slab, electrical and plumbing inspection for the Air Rights Property, in form and substance reasonably acceptable to lender, will be disbursed to borrower provided that no event of default shall have occurred and be continuing under the EpiCentre loan documents.

■
Lockbox and Cash Management. The EpiCentre Property requires a hard lockbox, which is already in place. Pursuant to the loan documents, the borrower is required to direct all tenants to deposit all rent into a lockbox account in the name of the borrower and subject to the control of the lender on each business day during the term of the EpiCentre Loan. So long as an EpiCentre Trigger Period is not then in effect, all funds in the lockbox will be remitted on each business day to the borrower’s operating account. Upon the first occurrence of an EpiCentre Trigger Period, the lender, on borrower’s behalf, will establish an eligible cash management account (“Cash Management Account”) with the lender or the servicer. If an EpiCentre Trigger Period has occurred and is continuing, all funds in the lockbox will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the Cash Management Account to pay debt service, to pay operating expenses of the EpiCentre Property and fund required reserves in accordance with the loan documents. During the continuance of an event of default under the EpiCentre Loan, the lender may apply any funds in the Cash Management Account to amounts payable under the EpiCentre Loan and/or toward the payment of expenses of the EpiCentre Property, in such order of priority as the lender may determine.

An “EpiCentre Trigger Period” means any period (A) commencing upon the earliest of, (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) falling below 1.25x if neither an Air Rights Construction Period nor an Additional Parking Event has occurred and is then continuing, (iii) the debt service coverage ratio (as calculated under the loan documents) falling below 1.30x if an Additional Parking Event has occurred, (iv) if an Air Rights Construction Period has occurred and is continuing then, either (x) the debt service coverage ratio (excluding rents attributable to the signage at the EpiCentre Property and paid to borrower as lessor pursuant to the Signage Lease) being less than 1.25x as calculated by lender on a forward basis (meaning annualized prior month income minus TTM operating expenses) or (y) the debt service coverage ratio (including for the purposes of such calculation, rents attributable to the signage at the EpiCentre Property and paid to the borrower as lessor pursuant the Signage Lease) being less than 1.50x as calculated by lender on a forward basis (meaning annualized prior month income minus TTM operating expenses), (v) the occurrence of an Air Rights Construction cessation event (“Air Rights Construction Cessation Event”), a period commencing upon cessation of the Air Rights Construction for more than 90 days within a 110 day period and at such time the Air Rights Property has not been fully secured, restored or repaired to a specified required standard (i.e. cleaning debris, removing scaffolding, securing access, etc.) by the Air Rights Owner or the borrower and ending once (a) the proper securing/restoration work has occurred or the Air Rights Construction is completed and (b) the debt service coverage ratio is greater than (x) 1.30x (excluding revenue from EpiCentre Signage) and (y) 1.50x (including revenue from EpiCentre Signage) for 2 consecutive calendar quarters on a trailing basis, and (vi) the occurrence of a Specified Tenant Trigger Period; and (B) expiring upon: (i) in connection with clause (A)(i) above, the cure (if applicable) of such event of default, (ii) in connection with clause (A)(ii) above, the debt service coverage ratio being equal to or greater than 1.30x for two consecutive quarters, (iii) in connection with clause (A)(iii) above, the debt service coverage ratio being equal to or greater than 1.35x for two consecutive quarters, (iv) in connection with clause (A)(iv) above, (a) if no Air Rights Construction Cessation Event has occurred and is continuing, the date that (1) the debt service coverage ratio (excluding for the purposes of such calculation, rents attributable to the signage at the EpiCentre Property and paid to borrower as lessor pursuant the Signage Lease) for the period commencing after the applicable EpiCentre Trigger Period has commenced being equal to or greater than 1.30x for two consecutive calendar quarters calculated by the lender on a trailing basis and (2) the debt service coverage ratio (including for the purposes of such calculation, rents attributable to the signage at the EpiCentre Property and paid to the borrower as lessor pursuant the Signage Lease) for the period commencing after the applicable EpiCentre Trigger Period has

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

commenced being equal to or greater than 1.50x for two consecutive calendar quarters calculated by the lender on a trailing basis or (b) if an Air Rights Construction Cessation Event has occurred and is continuing, the date that the Air Rights Construction Cessation Event ceases to exist in accordance with the terms of the loan agreement, (v) in connection with clause (A)(v) above, the Air Rights Construction Cessation Event ceasing to exist in accordance with the terms of the loan agreement, and (vi) in connection with clause (A)(vi) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the loan agreement.

An “Additional Parking Event” means any period of time when the borrower and/or any parking manager appointed by borrower to manage the parking facility has failed to maintain in effect one or more agreements pursuant to which adequate additional parking spaces are available for use offsite from the EpiCentre Property as required by the Hotel Unit parking agreement.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the occurrence of at least two of four specified major tenants (Strike City Bowl, LLC (d/b/a Strike City Lanes and Libretto’s Pizzeria and Italian Kitchen), Studio Movie Grill Concepts XV, LLC (d/b/a Studio Movie Grill), EpiCentre Fitness Group, Inc. (d/b/a Gold’s Gym) and BLACKFINN CLT, LLC (d/b/a BlackFinn American Saloon and/or BlackFinn American Grille)) failing to extend or renew the applicable lease of such major tenant on or prior the date by which such tenant is required to give notice of the renewal of its lease in accordance with the applicable terms of such lease and the EpiCentre loan documents; and (B) expiring upon the first to occur of lender’s receipt of evidence reasonably acceptable to lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from both of the applicable major tenants in form and substance acceptable to lender) of (1) the renewal or extension of the applicable leases or (2) borrower re-leasing the entire applicable tenant spaces (or applicable portion thereof), each applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the applicable space demised under its applicable lease and paying the full and unabated amount of the rent due under its lease.

■
Signage Rent and Signage Pledge Collateral. The signage at the EpiCentre Property is owned and operated by OB Charlotte, LLC (“OB Charlotte”) pursuant to a sublease with EpiCentre Signage (Charlotte), LLC (“EpiCentre Signage”), which has leased the signage from the borrower under a lease (the “Signage Lease”). EpiCentre Signage owns 50% of the membership interests of OB Charlotte. EpiCentre Member (Charlotte), LLC, an affiliate of borrower, owns 100% of the membership interests of EpiCentre Signage. Pursuant a Pledge and Security Agreement, dated as of May 9, 2014, EpiCentre Member (Charlotte), LLC, pledged all of its membership interests in EpiCentre Signage to lender as additional collateral for the EpiCentre Loan.

■
Property Management. The EpiCentre Property is managed by Jones Lang Lasalle Americas, Inc. (“Jones Lang”), a third-party manager. Under the loan documents, the borrower has the right to terminate or cancel a management agreement and replace the applicable property manager, or consent to the assignment of a property manager’s rights under the applicable management agreement, to the extent that no event of default has occurred and is continuing and the applicable replacement manager is a qualified manager who is either (a) approved in writing by the lender and engaged pursuant to a qualified management agreement or (b) a manager affiliated with the guarantor and engaged pursuant to the management agreement approved by the lender on the closing date of the origination of the EpiCentre Loan. The lender has the right to terminate the management agreement and replace a manager or require that the borrower terminate a management agreement and replace a manager if (i) Jones Lang becomes insolvent or a debtor in a bankruptcy proceeding; (ii) there exists an EpiCentre Trigger Period; (iii) Jones Lang engages in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default has occurred and is continuing under the applicable management agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EPICENTRE

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, in an amount equal to the full replacement cost of the EpiCentre Property, plus 18 months of business interruption coverage. The “all-risk” insurance policy that provides coverage for terrorism insurance is required to contain a deductible that is acceptable to the lender and is no higher than $100,000. However, in the event the Terrorism Risk Insurance Act of November 26, 2002, as amended (TRIA) and/or the Terrorism Risk Insurance Program Reauthorization Act of 2007, as amended (TRIPRA) is not renewed or extended (or replaced by a comparable statute) at any time during the term of the EpiCentre Loan, and terrorism insurance coverage is then subject to rating and availability on the open market, for each subsequent policy term, borrower is required to maintain terrorism insurance coverage at a cost not to exceed 200% of all insurance premiums for all insurance coverages required pursuant to the loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Release Provision. The EpiCentre Loan documents permit the borrower to release the Parking Premises of the EpiCentre Property from the liens of the loan documents, which is currently leased to an affiliate of the Air Rights Owner and not available for use by the EpiCentre Property or borrower, upon satisfaction of certain conditions set forth in the loan documents, including, without limitation, (i) the parking garage (including the Parking Premises being released) is subjected to a condominium declaration (and the lender has received evidence reasonably acceptable to lender thereof) which imposes no material economic burdens or obligations on the borrower, in excess of those already imposed on the borrower under the lease currently demising the Parking Premises, (ii) the lender has received a Rating Agency Confirmation and (iii) immediately after such release the loan to value ratio determined, in lender’s sole discretion, by any commercially reasonable method permitted to a REMIC Trust (excluding the value of personal property or going concern value, if any) based on the value of the remaining portion of the EpiCentre Property is equal to or less than 125%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIDGEVIEW APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIDGEVIEW APARTMENTS

Ridgeview Apartments
32 Nob Hill Drive
Elmsford, NY 10523
HUDSON RIVER
NEW JERSEY
NEW YORK
Ossining
Briarcliff Manor
Pleasantville
Upper Nyack
Nyack
South Nyack
Sleepy Hollow
Tarrytown
Grand View
Elmsford
Harrison
Piermont
Irvington
White Plains
Ardsley
Dobbs Ferry
Montvale
Park Ridge
Woodcliff Lake
Old Tappan
Northvale
Hillsdale
Rockleigh
Harrington Park
Norwood
Scarsdale
Westwood
Hastings
Emerson
Closter
Oradell
Haworth
Alpine
Demarest
Tuckahoe
Paramus
Dumont
Yonkers
Bronxville
Cresskill
New Milford
River Edge
Bergenfield
Tenafly
Mt Vernon
New Rochelle
Larchmont
Pelham
Pelham Manor
Hackensack
Englewood
Bogota
New York City
BRONX
Leonia
Fort Lee
Ridgefield Park
PALISADES INTERSTATE PKY
SPRAIN BROOK PKY
HUTCHINSON RIVER PKY
TACONIC STATE PKY
New York
MANHATTAN
QUEENS
Newark
Long Island Sound

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIDGEVIEW APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Location (City/State)	Elmsford, New York	Cut-off Date Principal Balance	$66,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$158,653.85
Size (Units)	416	Percentage of Initial Pool Balance	6.9%
Total Occupancy as of 5/1/2014	99.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/1/2014	99.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1990-1993 / 2013	Mortgage Rate	4.7425%
Appraised Value	$103,000,000	Original Term to Maturity (Months)	84
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36

Underwritten Revenues	$8,643,056
Underwritten Expenses	$3,221,162	Escrows
Underwritten Net Operating Income (NOI)	$5,421,894	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,287,110	Taxes	$606,500	$148,167
Cut-off Date LTV Ratio	64.1%	Insurance	$26,276	$13,138
Maturity Date LTV Ratio	60.0%	Replacement Reserves	$0	$11,232
DSCR Based on Underwritten NOI / NCF(1)	1.31x / 1.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.2% / 8.0%	Other(2)	$580,675	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$66,000,000	100.0%	Loan Payoff	$55,131,357	83.5%
			Principal Equity Distribution	7,950,256	12.0
			Closing Costs	1,704,936	2.6
			Reserves	1,213,451	1.8
Total Sources	$66,000,000	100.0%	Total Uses	$66,000,000	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR Based on Underwritten NOI and DSCR Based on Underwritten NCF are 1.71x and 1.67x, respectively.
(2)
Other reserve represents a debt service / regulatory reserve of $545,000 and a deferred maintenance reserve of $35,675 which is 125.0% of the expected cost of the required repairs determined in the engineering reports. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Ridgeview Apartments Loan”) is evidenced by a promissory note in the original principal amount of $66,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 416-unit multifamily property located in Elmsford, New York (the “Ridgeview Apartments Property”). The Ridgeview Apartments Loan was originated by CCRE on May 21, 2014. The Ridgeview Apartments Loan represents approximately 6.9% of the Initial Pool Balance. The note evidencing the Ridgeview Apartments Loan has an outstanding principal balance as of the Cut-off Date of $66,000,000 and an interest rate of 4.7425% per annum. The borrower utilized the proceeds of the Ridgeview Apartments Loan to refinance existing debt, return equity to the borrower sponsors, pay closing costs and fund reserves.

The Ridgeview Apartments Loan has an initial term of 84 months and has a remaining term of 84 months. The Ridgeview Apartments Loan requires payments of interest only prior to the due date in July 2017, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in June 2021. Voluntary prepayment of the Ridgeview Apartments Loan is prohibited prior to March 6, 2021. Defeasance with government securities is permitted at any time on or after July 6, 2016.

■
The Mortgaged Property. The Ridgeview Apartments Property is a 416-unit garden style apartment complex located at 32 Nob Hill Drive in Elmsford, New York in Westchester County. The Ridgeview Apartments Property was constructed in phases between 1990 and 1993, and as of May 1, 2014 Total Occupancy and Owned Occupancy were both 99.8%. The borrower sponsor acquired the Ridgeview Apartment Property in 2010 and subsequently invested approximately $1.9 million of capital expenditures ($4,529 per unit) into the Ridgeview Apartments Property, including upgrading the air conditioning units, hot water heaters, kitchen cabinets, roof repairs and repainting the Ridgeview Apartments Property. The Ridgeview Apartments Property is located on an approximately 23-acre site, featuring a total of 22 two-story apartment buildings. Amenities consist of barbecue areas, a children’s playground, surface parking, under-building tenant parking and an on-site leasing office. All units are allotted a private parking space with additional parking available, for a total of 850 spaces. Each unit features a full appliance package including garbage disposals and dishwashers, and the bathrooms feature marble counters and built-in porcelain sinks. Tenants are required to pay for all their own utilities.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIDGEVIEW APARTMENTS

The Ridgeview Apartments Property is located in the suburban Village of Elmsford, in the northwestern portion of the Town of Greenburgh. The Town of Greenburgh is located six miles northwest of downtown White Plains and approximately 30 miles north of Manhattan.

The Ridgeview Apartments Property has access to I-87 and I-287, both located just south within view of the Ridgeview Apartments Property. Primary access to the neighborhood is provided by I-287, which provides access to White Plains and the Tappan-Zee Bridge. The Saw Mill River Parkway, Route 9A and the Sprain Brook Parkway are also in close proximity to the Ridgeview Apartments Property, providing access to New York City.

The commute to New York City is approximately 40 minutes by car or train via Metro North Rail Road. The closest Metro North stop to the Ridgeview Apartment Property is the Elmsford stop, which is 0.3 miles away. The Ridgeview Apartments Property is also approximately 10.0 miles from the Westchester County Airport. Additionally, Bee-Line buses provide bus service within Westchester County.

The following table presents certain information relating to the units and rent at the Ridgeview Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)
1 Bed / 1 Bath	185	652	$1,590	$1,542
2 Bed / 1 Bath	160	828	$1,790	$1,748
2 Bed / 1.5 Bath	62	934	$1,875	$1,920
3 Bed / 2 Bath	9	1,304	$2,520	$2,421
Total / Wtd. Avg.	416	776	$1,730	$1,696

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the Ridgeview Apartments Property:

Historical Leased %(1)
2010	2011	2012	2013	As of 5/1/2014
89.0%	94.0%	96.0%	99.0%	99.8%

(1)	As provided by the borrower and represents occupancy based on units as of December 31, unless otherwise indicated.

The Ridgeview Apartments Property is located in a Residential Cluster Development District (the “RCD District”) and is subject to a Declaration of Restrictive Covenants which runs with the land (the “Declaration”). The RCD District and Declaration require 20% of the total number of units (83 units) to be made available for rent to certain qualifying households and rent on those units cannot exceed 28% of the income eligibility limitations established for Westchester County. In addition, pursuant to a regulatory agreement, which expires in December 2016, 15 units must be occupied by tenants whose incomes are less than 30% of the area median income, adjusted for family size.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIDGEVIEW APARTMENTS

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Ridgeview Apartments Property:

Cash Flow Analysis
	2011	2012	2013	Underwritten	Underwritten $ per Unit
Base Rent	$8,112,907	$8,348,749	$8,723,952	$8,301,360	$19,955
Gross Up Vacancy	0	0	0	332,400	799
Goss Potential Rent	$8,112,907	$8,348,749	$8,723,952	$8,633,760	$20,754
Vacancy, Credit Loss & Concessions(1)	0	0	0	(431,688)	(1,038)
Total Rent Revenue	$8,112,907	$8,348,749	$8,723,952	$8,202,072	$19,717
Other Revenue(2)	15,160	(7,369)	27,543	440,984	1,060
Effective Gross Income	$8,128,067	$8,341,380	$8,751,495	$8,643,056	$20,777

Total Operating Expenses	$2,792,133	$3,077,735	$3,125,862	$3,221,162	$7,743

Net Operating Income	$5,335,934	$5,263,645	$5,625,633	$5,421,894	$13,033
Replacement Reserves(3)	89,728	186,792	347,838	134,784	324
Net Cash Flow	$5,246,206	$5,076,853	$5,277,795	$5,287,110	$12,709

(1)	Underwritten vacancy of 5.0%, which is greater than the market vacancy of 4.2% and the current in-place vacancy as of May 1, 2014 of 0.2%.
(2)	Other revenue includes water, trash, parking and pet/fee revenues. These revenues are reflected in Base Rent from 2011 to 2013, and broken out into Underwritten Other Revenue.
(3)	Underwritten replacement reserves of $324 per unit are based on the property condition report.

■	Appraisal. According to the appraisal, the Ridgeview Apartments Property had an “as-is” appraised value of $103,000,000 as of an effective date of February 20, 2014.

■
Environmental Matters. According to a Phase I environmental report, dated March 4, 2014, there are no recognized environmental conditions or recommendations for further action at the Ridgeview Apartments Property other than the development and implementation of an operations and maintenance plan for asbestos, which is already in place.

■
Market Overview and Competition. The Ridgeview Apartments Property is located in the Village of Elmsford, within the Town of Greenburgh, New York in Westchester County. Greenburgh is located six miles northwest of downtown White Plains and approximately 30 miles north of Manhattan. Westchester County is considered to be part of the New York City Metropolitan area and is located just north of the Bronx. The county is bordered to the west by the Hudson River, to the north by Putnam County, and to the east by the Long Island Sound and Connecticut.

The Ridgeview Apartments Property is located in the Westchester County multifamily market, which contains 39,814 units with an average occupancy of 96.9% as of year-end 2013. Since 2005, the occupancy for the market has not fallen below 94.8% and has been above 96.5% since 2011. Asking rents in the market as of year-end 2013 were $1,977 per unit, a 6.5% increase since year-end 2010. The Ridgeview Apartments Property is located in the Central Westchester submarket which contains 14,116 units with an average occupancy of 95.8% as of year-end 2013. Since 2005, the occupancy for the submarket has not fallen below 93.4% and has been above 95.1% since 2011. Asking rents in the submarket as of year-end 2013 were $2,463 per unit, a 9.0% increase since year-end 2010.

The population in Westchester County as of 2013 was 963,608, with a median household income of $78,566. The estimated 2013 population in a 3-mile radius of the Ridgeview Apartments Property was 82,072 with a median household income of $80,228.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIDGEVIEW APARTMENTS

The following table presents certain information relating to the primary competition for the Ridgeview Apartments Property:

Competitive Set(1)
	Ridgeview Apartments	Avalon Green Phase I	Avalon Green Phase II	Talleyrand Crescent	Sleepy Hollow Gardens	Washington Irving Gardens
Location	Elmsford, NY	Elmsford, NY	Elmsford, NY	Tarrytown, NY	Tarrytown, NY	Tarrytown, NY
Distance From Subject	NAP	1.4 miles	1.4 miles	1.7 miles	1.9 miles	2.5 miles
Year Built	1990-1993	1995	2011	1997	1981	1920
Number of Units	416	105	288	300	214	66
Occupancy(2)	99.8%	98.0%	96.0%	96.0%	98.0%	99.0%

(1)	Source: Appraisal
(2)	Occupancy for the Ridgeview Appartements Property as provided by the borrower as of 5/1/2014.

■
The Borrower. The borrower, Ridgeview Holdings II LLC, is a single purpose Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ridgeview Apartments Loan. The sponsors of the borrower and the non-recourse carveout guarantors on a joint and several basis, are Stephen V. Reitano, Mark Bassani and Joseph J. Santangelo.

Stephen V. Reitano is currently the President of Sprague Associates, LLC, a real estate and strategic management consulting firm providing financial and business development services to companies engaged in business with state, city and county governments. Mr. Reitano primarily serves firms within the New York metropolitan area and serves as Chairman of Reitano and Knauf, a business advisory company. In addition to his private sector experience, Mr. Reitano has had state and local governmental experience, serving as the Deputy Executive Director and Chief Financial Officer of the NYS Metropolitan Transportation Authority.

Mark Bassani has over 13 years of real estate experience, and has owned or operated 12 apartment buildings comprising over 600 rental units in the aggregate. Mr. Bassani is currently the onsite facility manager at the Ridgeview Apartment Property.

Joseph Santangelo has over 14 years of real estate experience and has owned and operated 14 apartment buildings comprising over 700 rental units in the aggregate.

■
Escrows. On the origination date, the borrower funded aggregate reserves of $1,213,451 with respect to the Ridgeview Apartments Loan comprised of (i) $606,500 for real estate taxes, (ii) $26,276 for insurance expenses, (iii) $35,675 for deferred maintenance, which is 125.0% of the expected cost of the required repairs determined in the engineering report and (iv) $545,000 for termination fees associated with the potential future termination of a regulatory agreement, which funds may also be (i) disbursed to the borrower (in two disbursements of $136,250 on each of the 24th and 45th due dates) so long as the regulatory agreement has previously been terminated, and (ii) applied to the reduction of the principal amount of the Ridgeview Apartments Loan at the option of the lender following the occurrence of an event of default under the Ridgeview Apartments Loan. If the termination of the regulatory agreement occurs (x) prior to and including November 11, 2015 the total sum payable is required to be $300,000 and (y) during the period of November 12, 2015 through November 11, 2016 the total sum payable is required to be $225,000.

On each due date, the borrower is required to fund the following reserves with respect to the Ridgeview Apartments Loan: (i) a real estate tax reserve in the amount of one-twelfth of the next year’s estimated annual taxes, which currently equates to $148,167, (ii) an insurance reserve in the amount of one-twelfth of the annual insurance premiums, which currently equates to $13,138 and (iii) a replacement reserve in an amount equal to $11,232 ($324 per unit annually).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIDGEVIEW APARTMENTS

■
Lockbox and Cash Management. The Ridgeview Apartments Loan is structured with a soft springing lockbox with springing cash management, which was established upon origination of the Ridgeview Apartments Loan. The loan documents require that all rents received by the borrower or the property manager be deposited into the lender-controlled lockbox account by the end of the first business day after receipt. On each business day, so long as no event of default or Ridgeview Apartments Cash Management Period (as defined below) is continuing, the lockbox bank will remit all amounts contained in the lockbox account to an operating account maintained by the borrower. On each business day, during the continuance of an event of default under the Ridgeview Apartments Loan or a Ridgeview Apartments Cash Management Period, the lockbox bank will remit all amounts contained in the lockbox account to a lender-controlled cash management account. During the continuance of an event of default under the Ridgeview Apartments Loan, the lender is entitled to apply all funds on deposit in the cash management account to amounts payable under the Ridgeview Apartments Loan in such order of priority as the lender may determine.

A “Ridgeview Apartments Cash Management Period” means the period (A) commencing upon (i) the occurrence of an event of default under the loan documents, (ii) the failure by the borrower, after the end of one calendar quarter, to maintain a debt service coverage ratio of at least 1.15x (based on the trailing twelve calendar months), (iii) the failure by the borrower, after the end of two consecutive calendar quarters, to maintain a debt service coverage ratio of at least 1.18x (based on the trailing twelve calendar months), (iv) the failure by the borrower, after the end of four consecutive calendar quarters, to maintain a debt service coverage ratio of at least 1.20x (based on the trailing twelve calendar months) or (v) any bankruptcy action of borrower, principal, guarantor or property manager and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clauses (ii), (iii) and (iv) above, the achievement of a debt service coverage ratio (based on the trailing twelve calendar months) of 1.25x or greater for four consecutive calendar quarters or (z) in the case of clause (v) in the case of a bankruptcy action of the property manager only, if the borrower replaces the property manager with a qualified property manager under a replacement management agreement.

■
Property Management. The Ridgeview Apartments Property is currently managed by Knapp Management, Corp., an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the Ridgeview Apartments Property may be managed by Knapp Management, Corp. or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to terminate or require the borrower to terminate the property manager and engage a replacement property manager if (i) the debt service coverage ratio is less than 1.20x, (ii) an event of default has occurred under the Ridgeview Apartments loan documents, (iii) a material default by the property manager under the management agreement has occurred (after the expiration of any applicable notice and/or cure periods), (iv) a bankruptcy petition is filed by the property manager or a similar event or (v) 50.0% or more of the direct or indirect ownership interest in the property manager has changed, or control of the property manager has changed.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as lender determines that either (i) prudent owners of real estate comparable to the Ridgeview Apartments Property are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Ridgeview Apartments Property, plus 18 months of business interruption coverage. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

THE COVE APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE COVE APARTMENTS

The Cove Apartments
4003 South Westshore Boulevard
Tampa, FL 33611
Tampa
Citrus Park
Westfield Citrus Park
Carrollwood
Plantation
Sheldon Chase
Twelve Oaks
Town 'N' Country
Egypt Lake
Pinecrest West Park
East Tampa
Tampa Heights
Raymond James Stadium
Tampa International Airport
International Plaza
Downtown Tampa
St Pete Times Forum
Beach Park
Virginia Beach
Southwest Tampa
MacDill Air Force Base
Peter O Knight Airport
Hillsborough Bay
Old Tampa Bay
Tampa Bay
Safety Harbor
Highpoint
St.Petersburg-Clearwater International Airport
Carillon Office Park
St Petersburg
Pinellas Park
Kenneth City
Gulfport
Downtown St Petersburg
Albert Whitted Airport
Apollo Beach
University of South Florida
University Mall
Busch Gardens Tampa
W Hillsborough Ave
W Courtney Campbell Cswy
W John F Kennedy Blvd
W Columbus Dr
W Sandy Blvd
S West Shore Blvd
Henderson Blvd
Selmon Expy
Gulf of Mexico
Clearwater
Largo
Bradenton
Sarasota
Brandon
Lakeland
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE COVE APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Tampa, Florida	Cut-off Date Principal Balance		$42,600,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$61,828.74
Size (Units)	689	Percentage of Initial Pool Balance		4.4%
Total Occupancy as of 4/9/2014	95.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/9/2014	95.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979 / 2011-2014	Mortgage Rate		4.3300%
Appraised Value	$57,200,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		42

Underwritten Revenues	$7,115,144
Underwritten Expenses	$3,502,223	Escrows
Underwritten Net Operating Income (NOI)	$3,612,921		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,526,796	Taxes	$546,726	$68,341
Cut-off Date LTV Ratio	74.5%	Insurance	$151,388	$30,278
Maturity Date LTV Ratio	70.1%	Replacement Reserves(1)	$924,588	$0
DSCR Based on Underwritten NOI / NCF	1.42x / 1.39x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.3%	Other(2)	$75,412	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$42,600,000	75.9%	Purchase Price	$53,025,000	94.5%
Principal’s New Cash Contribution	13,508,265	24.1	Reserves	1,698,113	3.0
			Closing Costs	1,385,152	2.5

Total Sources	$56,108,265	100.0%	Total Uses	$56,108,265	100.0%

(1)	Replacement reserves are capped at $300,000. See “—Escrows” below.
(2)	Other upfront reserve represents a deferred maintenance reserve. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (“The Cove Apartments Loan”) is evidenced by a promissory note in the principal amount of $42,600,000 and is secured by a first mortgage encumbering a 689-unit multifamily property located in Tampa, Florida (“The Cove Apartments Property”). The Cove Apartments Loan was originated by Starwood Mortgage Capital LLC on May 15, 2014 and will be acquired by Starwood Mortgage Funding I LLC on or prior to the securitization Closing Date. The Cove Apartments Loan represents approximately 4.4% of the Initial Pool Balance. The note evidencing The Cove Apartments Loan has an outstanding principal balance as of the Cut-off Date of $42,600,000 and an interest rate of 4.3300% per annum. The borrower utilized the proceeds of The Cove Apartments Loan to acquire The Cove Apartments Property.

The Cove Apartments Loan had an initial term of 84 months and has a remaining term of 84 months. The Cove Apartments Loan requires payments of interest only prior to the due date in January 2018, on and after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in June 2021. The Cove Apartments Loan may be voluntarily prepaid on any business day on or after the due date in July 2016 with the payment of a yield maintenance premium. Voluntary prepayment of The Cove Apartments Loan is permitted on and after the due date in February 2021 without payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property. The Cove Apartments Property is a 689-unit multifamily apartment community located in Tampa in Hillsborough County, Florida. The Cove Apartments Property was built in 1979 and renovated between 2011 and 2014. The Cove Apartments Property consists of 49 two-story buildings. On-site amenities include three swimming pools, a tennis court, a sports court (racquetball and basketball) and two clubhouses. The clubhouses include a fitness center, game room, and management and leasing offices. The Cove Apartments Property offers studio, one-, and two- bedroom floor plans. As of April 9, 2014, Total Occupancy and Owned Occupancy at The Cove Apartments Property were both 95.6%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE COVE APARTMENTS

The following table presents certain information relating to the units and rent at The Cove Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
Studio	160	495	$725	$1,391,160	$695	$1,333,766
1 Bed / 1 Bath	368	610	$835	3,686,400	$815	3,597,892
1 Bed / 1 Bath Loft	1	886	$1,755	21,060	$1,755	21,060
2 Bed / 2 Bath	160	872	$1,075	2,064,840	$1,042	2,000,928
Total / Wtd. Avg.	689	645	$867	$7,163,460	$842	$6,953,646

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at The Cove Apartments Property:

Historical Leased %(1)
2011	2012	2013
86.7%	95.8%	95.5%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Cove Apartments Property:

Cash Flow Analysis(1)
	2012	2013	TTM 3/31/2014	Underwritten	Underwritten $ per Unit
Base Rent	$6,806,415	$7,020,125	$7,094,275	$7,163,460	$10,397
Gross Up Vacancy	0	0	0	0	0
Gross Potential Rent	$6,806,415	$7,020,125	$7,094,275	$7,163,460	$10,397
Economic Vacancy & Credit Loss	(1,282,891)	(716,730)	(731,550)	(744,034)	(1,080)
Total Rent Revenue	$5,523,524	$6,303,395	$6,362,725	$6,419,426	$9,317
Reimbursements	357,058	374,175	377,002	377,002	547
Other Revenue(2)	310,579	325,619	318,716	318,716	463
Effective Gross Income	$6,191,161	$7,003,189	$7,058,443	$7,115,144	$10,327

Total Operating Expenses	$3,324,185	$3,580,144	$3,557,993	$3,502,223	$5,083

Net Operating Income	$2,866,977	$3,423,045	$3,500,450	$3,612,921	$5,244
Replacement Reserves	0	0	0	86,125	125
Net Cash Flow	$2,866,977	$3,423,045	$3,500,450	$3,526,796	$5,119

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Includes administrative fees, month-to-month and short term premiums, application fees, late fees, termination fees and pet fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE COVE APARTMENTS

■	Appraisal. According to the appraisal, The Cove Apartments Property had an “as-is” appraised value of $57,200,000 as of April 21, 2014.

■
Environmental Matters. According to a Phase I environmental report, dated April 14, 2014, there are no recognized environmental conditions or recommendations for further action at The Cove Apartments Property.

■
Market Overview and Competition. The Cove Apartments Property is located within the city of Tampa, Hillsborough County, Florida. Primary access to The Cove Apartments Property neighborhood is provided by South Dale Mabry Highway. The Cove Apartments Property is located approximately nine miles southwest of downtown Tampa in a neighborhood consisting of a mixture of multifamily and single family developments. The largest employer in Hillsborough County is MacDill Air Force Base with 15,000 employees. Other employers in Hillsborough County include JPMorgan Chase, H. Lee Moffitt Cancer Center & Research Institution, Citi, PricewaterhouseCoopers and Progressive Insurance. The Cove Apartments Property is located in Tampa’s Westshore neighborhood with waterfront access to Old Tampa Bay and is less than ten miles from the Westshore business district, downtown Tampa, the University of Tampa and Tampa International Airport.

The population in Hillsborough County is 1,272,618, with an estimated average household income of $47,483 for 2013. The estimated 2013 population in a 3-mile radius of the property is 72,769 with an estimated average household income of $89,197. At $1,015 and $995 per month, average fourth quarter 2013 asking and effective rents, as reported by a submarket research report, were up 1.1% and 1.3%, respectively, for the quarter and were up 3.0% and 4.7%, respectively, for the year. Fourth quarter Class A and B/C asking averages were $1,183 and $832, respectively.

The following table presents certain information relating to the primary competition for The Cove Apartments Property:

Competitive Set(1)
	The Cove Apartments	Camden Bayside	Mainsail South	Lighthouse Bay	Camden Westshore	South Pointe
Location	Tampa, FL	Tampa, FL	Tampa, FL	Tampa, FL	Tampa, FL	Tampa, FL
Occupancy(2)	95.6%	96.0%	96.0%	98.0%	97.0%	95.0%
Year Built	1979	1986	1984	1986	1986	1986
No. of Units	689	832	330	318	278	112
Average SF per Unit	645	749	838	746	728	871
Avg. Rent per Unit	$844	$912	$1,080	$769	$967	$991
Avg. Rent per SF	$1.31	$1.22	$1.29	$1.04	$1.33	$1.14

(1)	Source: Appraisal.
(2)	For The Cove Apartments Property, as provided by the borrower.

■
The Borrower. The borrower is Westshore Cove Apartments, LLC, a single-purpose, single-asset entity formed solely for the purpose of owning and operating The Cove Apartments Property. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Cove Apartments Loan. The Laramar Group, L.L.C. is the non-recourse carveout guarantor under The Cove Apartments Loan.

■
Escrows. On the origination date, the borrower funded escrow reserves in the amount of (i) $546,726 in respect of certain real estate taxes, (ii) $151,388 in respect of certain insurance reserves, (iii) $924,588 for replacement reserve and (iv) $75,412 for deferred maintenance. On each due date, the borrower is required to fund (i) a tax and insurance reserve in a monthly amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period which currently equates to $68,341 and $30,278 respectively, and (ii) a replacement reserve in the monthly amount of $17,725, capped at $300,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE COVE APARTMENTS

■	Lockbox and Cash Management. None.

■
Property Management. The Cove Apartments Property is currently managed by Laramar Communities, L.L.C. and Laramar Construction Services L.L.C., affiliates of the borrower, pursuant to a management agreement. Under the loan documents, The Cove Apartments Property may be managed by Laramar Communities, L.L.C. and Laramar Construction Services L.L.C. or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received. During or upon any of (i) the continuance of an event of default under The Cove Apartments Loan, (ii) any time when the debt service coverage ratio of The Cove Apartments Property (based on the trailing 12 calendar months) is less than 1.00x for six consecutive calendar months, (iii) the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, (iv) the filing of a bankruptcy petition or similar event with respect to the property manager or (v) engagement by the property manager in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the borrower, subject to the lender’s reasonable approval, and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy including coverage for certified and non-certified acts of terrorism (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of The Cove Apartments Property, plus 18 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for The Cove Apartments Property are separately allocated under the blanket policy and that certain requirements are satisfied. In the event that TRIPRA discontinues, the borrower is not required to spend for terrorism insurance coverage more than two times the premium for a separate special-form, all-risk insurance policy or similar policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

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NEWCASTLE SENIOR HOUSING PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Orchid Terrace	4474 Butler Hill Road	St. Louis	Missouri	63128
2	Village Gate of Farmington	88 Scott Swamp Road	Farmington	Connecticut	06032
3	Lodge At Cold Spring	50 Cold Spring Road	Rocky Hill	Connecticut	06067
4	The Manor At Oakridge	4500 Oakhurst Boulevard	Susquehanna Township	Pennsylvania	17110
5	Durham Regent	3007 Pickett Road	Durham	North Carolina	27705
6	Dogwood Estates	2820 Wind River Lane	Denton	Texas	76210
7	Sheldon Oaks	2525 Cal Young Road	Eugene	Oregon	97401
8	Jordan Oaks	10820 Penny Road	Cary	North Carolina	27518
9	Sky Peaks	1520 Sky Valley Drive	Reno	Nevada	89523
10	The Westmont	1675 Scott Boulevard	Santa Clara	California	95050
11	Pinewood Hills	3901 Kirkpatrick Lane	Flower Mound	Texas	75028
12	Hidden Lakes	400 Madrona Avenue Southeast	Salem	Oregon	97302
13	Walnut Woods	35 North Walnut Street	Boyertown	Pennsylvania	19512
14	Oakwood Hills	4316 Oakwood Hills Parkway	Eau Claire	Wisconsin	54701
15	Madison Estates	8645 Fredericksburg Road	San Antonio	Texas	78240
16	Thornton Place	2901 Southwest Armstrong Avenue	Topeka	Kansas	66614
17	Whiterock Court	9215 White Rock Trail	Dallas	Texas	75238
18	The Bentley	3362 Forest Lane	Dallas	Texas	75234
19	Pueblo Regent	100 San Carlos Road	Pueblo	Colorado	81005
20	Vista De La Montana	18510 North Parkview Place	Surprise	Arizona	85374
21	Rock Creek	19295 Northwest Cornell Road	Hillsboro	Oregon	97124
22	Illahee Hills	8308 Colby Parkway	Urbandale	Iowa	50322
23	Palmer Hills	2617 Maplecrest Road	Bettendorf	Iowa	52722
24	Uffelman Estates	215 Uffelman Drive	Clarksville	Tennessee	37043
25	The Regent	440 Northwest Elks Drive	Corvallis	Oregon	97330
26	The Fountains At Hidden Lakes	250-352 Woodbridge Court Southeast	Salem	Oregon	97302

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	26	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(4)	$38,720,475
Property Type	Senior Housing	Cut-off Date Principal Balance per Unit(5)	$119,890.10
Size (Units)	3,002	Percentage of Initial Pool Balance	4.0%
Total Occupancy as of 1/31/2014	90.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/31/2014	90.9%	Type of Security	Fee Simple/Leasehold
Year Built / Latest Renovation	Various / NAP	Mortgage Rate(2)	4.9900%
Appraised Value(1)	$507,180,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$83,423,512
Underwritten Expenses	$45,095,540	Escrows
Underwritten Net Operating Income (NOI)	$38,327,972	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$37,349,320	Taxes	$0	$346,784
Cut-off Date LTV Ratio(1)	71.0%	Insurance	$189,009	$36,856
LTV Ratio at Maturity(1)	56.8%	Replacement Reserves(6)	$0	$81,564
DSCR Based on Underwritten NOI / NCF(2)(3)	1.59x / 1.55x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	10.6% / 10.4%	Other(7)	$652,265	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$362,499,000	70.6%	Purchase Price	$505,656,938	98.5%
Principal’s New Cash Contribution	150,750,203	29.4	Closing Costs	6,750,991	1.3
			Reserves	841,274	0.2
Total Sources	$513,249,203	100.0%	Total Uses	$513,249,203	100.0%

(1)
Appraised Value represents the aggregate “leased fee” appraised values for the Newcastle Senior Housing Portfolio Properties and the Cut-off Date LTV Ratio and LTV Ratio at Maturity are calculated based on this value. The Cut-off Date LTV Ratio and LTV Ratio at Maturity calculated based on aggregate “fee simple” appraised value of $551,370,000 are 65.3% and 52.2%, respectively. See “—Appraisal” below.

(2)
The coupon for the Newcastle Senior Housing Portfolio Loan is 4.0000% from the origination date through January 5, 2019.  From and after January 6, 2019, the Newcastle Senior Housing Portfolio Loan coupon will be 4.9900%. The DSCR Based on Underwritten NOI / NCF is calculated based on the 4.9900% coupon rate. The DSCR Based on Underwritten NOI / NCF calculated based on the initial coupon rate of 4.0000% are 1.85x and 1.80x, respectively. See “Annex G—Newcastle Senior Housing Portfolio Amortization Schedule” in the Free Writing Prospectus.

(3)
The DSCR Based on Underwritten NOI / NCF and Debt Yield Based on Underwritten NOI / NCF are calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio Properties. The DSCR (calculated based on the 4.9900% coupon) and Debt Yield based solely on the rent payable under the master lease are 1.37x and 9.1%, respectively. The borrowers are only entitled to amounts payable under the master lease. See “—Master Lease” below.

(4)
The Cut-off Date Balance of $38,720,475 represents the note A-4 of a $362,499,000 whole loan evidenced by multiple pari passu notes. Note A-1, with a Cut-off Date Balance of $100,775,102, was contributed to CGCMT 2014-GC19, Note A-2, with a Cut-off Date Balance of $117,157,261, was contributed to GSMS 2014-GC20 and Note A-3, with a Cut-off Date Balance of $103,257,247, was contributed to CGCMT 2014-GC21.

(5)	Calculated based on the entire Newcastle Senior Housing Portfolio Whole Loan.
(6)	Replacement reserves of $27.17 per unit, collected monthly. See “—Escrows” below.
(7)	Other reserve represents a deferred maintenance reserve. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Newcastle Senior Housing Portfolio Loan”) is part of a whole loan structure (the “Newcastle Senior Housing Portfolio Whole Loan”) comprised of four pari passu notes that are together secured by first mortgages encumbering 26 independent living facilities with multiple residents located in 14 states (collectively, the “Newcastle Senior Housing Portfolio Properties”). The Newcastle Senior Housing Portfolio Loan (evidenced by Note A-4), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $38,720,475 and represents approximately 4.0% of the Initial Pool Balance. The related companion loans (the “Newcastle Senior Housing Portfolio Companion Loans”) (evidenced by multiple pari passu notes), are held outside the Issuing Entity. One related companion loan (evidenced by Note A-1) was contributed to the CGCMT 2014-GC19 transaction and has an outstanding principal balance as of the Cut-off Date of $100,775,102, another related companion loan (evidenced by Note A-2) was contributed to the GSMS 2014-GC20 transaction and has an outstanding principal balance as of the Cut-off Date of $117,157,261 and another related companion loan (evidenced by Note A-3) was contributed to the CGCMT 2014-GC21 transaction and has an outstanding principal balance as of the Cut-off Date of $103,257,247. The Newcastle Senior Housing Portfolio Whole Loan was originated by GS Commercial Real Estate LP on December 23, 2013 and the Newcastle Senior Housing Portfolio Loan will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization Closing Date. The Newcastle Senior Housing Portfolio Whole Loan has an original principal balance of $362,499,000 and each note has an initial interest rate of 4.0000% per annum that increases to 4.9900% per annum beginning January 6, 2019. The borrowers utilized the proceeds of the Newcastle Senior Housing Portfolio Whole Loan to acquire the Newcastle Senior Housing Portfolio Properties from subsidiaries of Harvest Facility Holdings LP, (d/b/a Holiday Retirement Corp.) (“Holiday”), via a sale-leaseback transaction. NCT Master Tenant II LLC, an affiliate of Holiday, has entered into a triple net master lease, described under “—Master Lease” below, to lease the Newcastle Senior Housing Portfolio Properties from the borrowers. The Newcastle Senior Housing Portfolio Whole Loan will be serviced

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

under the CGCMT 2014-GC19 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Newcastle Senior Housing Portfolio Loan and the Newcastle Senior Housing Portfolio Companion Loans.

The Newcastle Senior Housing Portfolio Loan had an initial term of 120 months and has a remaining term of 115 months as of the Cut-off Date. The Newcastle Senior Housing Portfolio Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule (see “Annex G—Newcastle Senior Housing Portfolio Amortization Schedule” in the Free Writing Prospectus). The scheduled maturity date is the due date in January 2024. The Newcastle Senior Housing Portfolio Whole Loan may be voluntarily prepaid in whole or in part on any date after June 23, 2014, with the payment of a yield maintenance premium of no less than 1% of the amount prepaid. On or after the due date occurring in October 2023, the borrowers will be permitted to prepay Newcastle Senior Housing Portfolio Whole Loan without payment of any yield maintenance premium.

The mortgage loan documents restrict the lender from transferring the mortgage loan to HCP, Inc., Senior Housing Properties Trust, Ventas, Inc. and Health Care REIT, Inc. and their affiliates. This may have an adverse effect on the special servicer’s ability to liquidate the mortgage loan if an event of default occurs.

■
Master Lease. The borrowers have entered into a triple net master lease (the “Newcastle Senior Housing Portfolio Master Lease”) with NCT Master Tenant II LLC (an affiliate of Holiday), that covers each of the Newcastle Senior Housing Portfolio Properties. The master tenant has fully subordinated the Newcastle Senior Housing Portfolio Master Lease to the Newcastle Senior Housing Portfolio Whole Loan pursuant to a subordination, non-disturbance and attornment agreement. The initial aggregate annual rent under the Newcastle Senior Housing Portfolio Master Lease is $32,867,701. The annual base rent will increase on January 1 of each year as follows: (i) for 2015 through 2017, by 4.5% of the annual base rent for the prior year and (ii) for 2018 through the final year of the Newcastle Senior Housing Portfolio Master Lease, by the product of (a) the annual base rent for the prior year and (b) the lesser of (1) 3.75% and (2) the greater of 3.50% and the percentage increase in the Consumer Price Index (calculated using the average Consumer Price Index for the 6 months prior to the date of determination over the average Consumer Price Index for the 6 months prior to January 1, 2018) during the period commencing on January 1, 2018 and ending on December 30 of the calendar year immediately preceding the date of such base rent increase. The Newcastle Senior Housing Portfolio Master Lease has a 17-year term. Upon expiration of the Newcastle Senior Housing Portfolio Master Lease, the master tenant will not have a purchase option.

Year	Master Lease Base Rent(1)
2014	$32,867,701

2015	$34,346,748

2016	$35,892,351

2017	$37,507,507

2018 and Thereafter
The base rent for the previous year, plus the product of (i) base rent for the previous year, multiplied by (ii) the lesser of (x) 3.75% and (y) the greater of (1) 3.50% and (2) the CPI increase (6 month trailing CPI over average CPI published for the 6 months ending January 1, 2018).

(1)	As may be reduced pursuant to releases and described under “–Release of Collateral” below.

The master tenant has deposited $21,911,801 with the borrowers as a security deposit for the performance of the master tenant of the provisions of the Newcastle Senior Housing Portfolio Master Lease. This amount has not been pledged to the lender to secure the Newcastle Senior Housing Portfolio Whole Loan. During the continuation of an event of default under the Newcastle Senior Housing Portfolio Master Lease, the borrowers may use the security deposit to satisfy any outstanding obligation of the master tenant under the Newcastle Senior Housing Portfolio Master Lease. The master tenant is required to replenish the security deposit by paying to the borrowers an amount equal to any portion of the security deposit expended or applied by the borrowers. The security deposit was not pledged by the borrowers as collateral for the Newcastle Senior Housing Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

In addition, if the lease coverage ratio (i.e., the ratio of (x) net operating income (as defined in the Newcastle Senior Portfolio Master Lease) for the Newcastle Senior Housing Portfolio Properties in the aggregate to (y) the base rent under the Newcastle Senior Portfolio Master Lease) for the trailing twelve-month period falls below (i) 1.00x, from and after the quarter ending December 31, 2014 through the quarter ending December 31, 2018, (ii) 1.05x, from and after the quarter ending March 31, 2019 through the quarter ending December 31, 2023, (iii) 1.10x, from and after the quarter ending March 31, 2024 through the quarter ending December 31, 2028, or (iv) 1.15x, from and after the quarter ending March 31, 2029 through each following quarter, then the master tenant will be required to deposit with the borrowers an amount (“Ratio Shortfall Deposits”) sufficient to achieve the applicable lease coverage ratio, which amount will be placed in escrow as described under “—Escrows” below.  The Ratio Shortfall Deposits may be released back to the master tenant upon delivery of an officer’s certificate which reflects compliance with the lease coverage ratio requirements described above for two consecutive quarters.

The guarantor of the master tenant’s obligations under the Newcastle Senior Housing Portfolio Master Lease is Holiday AL Holdings LP.  The guarantor’s failure to comply with certain obligations under the guaranty beyond any applicable cure periods or meet certain minimum financial requirements, among other things, will constitute an event of default under the Newcastle Senior Housing Portfolio Master Lease.

Upon an event of default under the Newcastle Senior Housing Portfolio Master Lease, the borrowers will have the right to terminate the Newcastle Senior Housing Portfolio Master Lease, subject to the master tenant’s 10-day cure period after notice of such termination.  However, if the event of default only relates to one or more single Newcastle Senior Housing Portfolio Properties, then the borrowers may only terminate the Newcastle Senior Housing Portfolio Master Lease with respect to the affected Newcastle Senior Housing Portfolio Properties; provided that, if the Newcastle Senior Housing Portfolio Master Lease has already been terminated with respect to at least two Newcastle Senior Housing Portfolio Properties, then the borrowers may terminate the entire Newcastle Senior Housing Portfolio Master Lease.  If the Newcastle Senior Housing Portfolio Master Lease is terminated with respect to any single Newcastle Senior Housing Portfolio Property, then the borrowers will be required to re-lease that Newcastle Senior Housing Portfolio Property within 90 days, among other conditions, (i) to a tenant that is an affiliate of the Newcastle Senior Housing Portfolio Master Lease guarantor or any acceptable replacement guarantor that satisfies the requirements in the loan documents, or satisfies the financial covenants set forth in the guaranty of the Master Lease, or any other person approved by the lender, in each case, subject to a Rating Agency Confirmation, (ii) pursuant to a lease that is either in substantially the same form and substance as the Newcastle Senior Housing Portfolio Master Lease or on a commercially reasonable form (provided any differences do not result in a material adverse effect on the financial condition of the borrowers, the ability of the borrowers to perform their material obligations under the loan documents or the rights and remedies of the lender under the loan documents and are limited to modifications that are permitted in accordance with the loan documents) and (iii) the replacement lease is guaranteed by a guarantor that meets certain financial requirements specified in the Newcastle Senior Housing Portfolio Master Lease for which Rating Agency Confirmation has been obtained (clauses (i), (ii) and (iii), together with certain other conditions contained in the loan documents, collectively, the “Re-Lease Requirements”), subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property under the Newcastle Senior Housing Portfolio Master Lease as of the origination date (subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum).  In addition, the borrowers have the right to cure any event of default under the Newcastle Senior Housing Portfolio Master Lease.

An event of default under the Newcastle Senior Housing Portfolio Master Lease will constitute an event of default under the Newcastle Senior Housing Whole Loan, unless, within 90 days, (i) such event of default is cured, (ii) if such event of default relates to one or more (but not all) of the Newcastle Senior Housing Portfolio Properties, then the borrowers re-lease the related Newcastle Senior Housing Property or Properties in accordance with the Re-Lease Requirements, subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property or Properties under the Newcastle Senior Housing Portfolio Master Lease as of the origination date (subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum) or (iii) in the case of any other event of default, then the borrowers re-lease all of the Newcastle Senior Housing Portfolio Properties in accordance with the Re-Lease Requirements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

In addition to the re-leasing of a Newcastle Senior Housing Portfolio Property after an event of default under the Newcastle Senior Housing Master Lease, the borrowers may release one or more Newcastle Senior Housing Portfolio Properties from the Newcastle Senior Housing Portfolio Master Lease absent an event of default under the Newcastle Senior Housing Portfolio Loan if such Newcastle Senior Housing Portfolio Property or Properties are re-leased in accordance with the Re-Lease Requirements, subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property or Properties under the Newcastle Senior Housing Portfolio Master Lease as of the origination date subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum.

A Newcastle Senior Housing Portfolio Property may only be released from the Newcastle Senior Housing Portfolio Master Lease in connection with a casualty or condemnation, a release as described under “—Release of Collateral” below, or in connection with a re-leasing as set forth above.

Each Newcastle Senior Housing Portfolio Property is further subleased from the master tenant to a subtenant pursuant to a sublease, each dated December 23, 2013.  Each subtenant is a subsidiary of the Master Tenant.

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The Mortgaged Properties.  The Newcastle Senior Housing Portfolio Properties consist of 26 independent living facilities across 14 states totaling 3,002 units, which were constructed between 1983 and 2006. The Newcastle Senior Housing Portfolio Properties are age-restricted rental properties that provide residents, as part of their monthly fee, with access to meals and other services such as housekeeping, linen service, transportation and social/recreational activities. All of the Newcastle Senior Housing Portfolio Properties are 100% private pay and do not have healthcare licenses.

The following table presents certain information relating to the Newcastle Senior Housing Portfolio Properties:
Property Name	City	State	Allocated Cut- off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Total Units	Occupancy(1)	Initial Master Lease Base Rent	Underwritten NCF(2)	Underwritten NCF $ per Unit(2)
Orchid Terrace	St. Louis	MO	$2,213,995	5.7%	117	91.5%	$1,884,468	$2,111,229	$18,045
Village Gate of Farmington	Farmington	CT	2,198,726	5.7	164	93.9%	1,870,034	2,472,990	15,079
Lodge At Cold Spring	Rocky Hill	CT	2,122,381	5.5	112	85.7%	1,807,426	1,856,957	16,580
The Manor At Oakridge	Susquehanna Township	PA	2,038,402	5.3	115	85.2%	1,737,497	1,352,114	11,758
Durham Regent	Durham	NC	2,015,499	5.2	123	95.1%	1,717,292	1,902,061	15,464
Dogwood Estates	Denton	TX	1,969,692	5.1	118	85.6%	1,673,850	1,585,981	13,441
Sheldon Oaks	Eugene	OR	1,839,906	4.8	111	95.5%	1,565,785	1,714,322	15,444
Jordan Oaks	Cary	NC	1,832,271	4.7	117	99.1%	1,562,892	1,971,434	16,850
Sky Peaks	Reno	NV	1,771,196	4.6	121	86.0%	1,506,079	1,400,508	11,574
The Westmont	Santa Clara	CA	1,725,389	4.5	137	97.8%	1,466,014	2,049,346	14,959
Pinewood Hills	Flower Mound	TX	1,671,948	4.3	117	93.2%	1,424,063	1,754,505	14,996
Hidden Lakes	Salem	OR	1,565,065	4.0	135	96.3%	1,279,858	1,588,851	11,769
Walnut Woods	Boyertown	PA	1,465,817	3.8	113	98.2%	1,246,509	1,731,331	15,322
Oakwood Hills	Eau Claire	WI	1,446,731	3.7	116	83.6%	1,231,550	1,448,449	12,487
Madison Estates	San Antonio	TX	1,412,376	3.6	160	89.4%	1,201,417	1,452,481	9,078
Thornton Place	Topeka	KS	1,236,783	3.2	121	84.3%	1,050,226	1,104,812	9,131
Whiterock Court	Dallas	TX	1,221,514	3.2	117	94.9%	1,037,021	1,373,042	11,735
The Bentley	Dallas	TX	1,213,880	3.1	118	89.0%	1,034,571	1,362,766	11,549
Pueblo Regent	Pueblo	CO	1,152,804	3.0	99	90.9%	978,927	1,074,167	10,850
Vista De La Montana	Surprise	AZ	1,122,266	2.9	115	80.9%	958,132	717,775	6,242
Rock Creek	Hillsboro	OR	1,106,997	2.9	110	95.5%	941,741	1,121,178	10,193
Illahee Hills	Urbandale	IA	1,061,191	2.7	109	85.3%	902,842	937,940	8,605
Palmer Hills	Bettendorf	IA	1,030,653	2.7	106	80.2%	875,401	885,359	8,352
Uffelman Estates	Clarksville	TN	931,405	2.4	109	92.7%	762,868	891,514	8,179
The Regent	Corvallis	OR	748,177	1.9	84	98.8%	635,677	897,673	10,687
The Fountains At Hidden Lakes	Salem	OR	605,413	1.6	38	100.0%	515,561	590,533	15,540
Total Portfolio			$38,720,475	100.0%	3,002	90.9%	$32,867,701	$37,349,320	$12,441

(1)	Occupancy as of January 31, 2014.
(2)
Underwritten NCF represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the master lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease as indicated in the Initial Master Lease Base Rent column.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

The following table presents certain information relating to the units and rent at the Newcastle Senior Housing Portfolio Properties:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent(3)	Underwritten Annual Rent(3)
Studio	990	427	$2,127	$1,978	$1,792,043	$21,504,515
1 Bedroom	1,522	586	2,685	2,598	3,595,610	43,147,314
Cottage 1 Bedroom	13	680	2,625	2,506	32,578	390,936
Garden Suite 1 Bedroom	6	724	2,657	2,736	10,944	131,328
2 Bedroom	394	943	3,522	3,531	1,228,778	14,745,341
Cottage 2 Bedroom	49	1,073	2,699	2,697	129,453	1,553,436
Garden Suite 2 Bedroom	12	1,050	2,986	3,276	36,035	432,420
3 Bedroom	1	1,009	3,500	2,995	2,995	35,940
Cottage 3 Bedroom	15	1,379	2,775	2,673	37,419	449,028
Total / Wtd. Avg.	3,002	595	$2,608	$2,516	$6,865,855	$82,390,259

(1)	Calculated using data provided in the appraisals. Averages are calculated off of number of occupied units.
(2)	As provided by the borrowers.
(3)
Underwritten monthly rent and underwritten annual rent represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the master lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease.

The following table presents certain information relating to historical leasing at the Newcastle Senior Housing Portfolio Properties:

Historical Leased %
	2011(1)(2)	2012(1)	2013(1)	As of 1/31/2014
Total Unit Count	2,871	2,955	2,990	3,002
Physical Occupancy	82.1%	85.7%	87.9%	90.9%

(1)	Total weighted average occupancy for each respective year and represents occupancy by residents. The Newcastle Senior Housing Portfolio Properties are 100% leased to the master tenant.
(2)	2011 figures exclude The Regent Property (acquired in 2012).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Newcastle Senior Housing Portfolio Properties:

Cash Flow Analysis(1)
	2011(2)	2012	2013	T3 Annualized 1/31/2014	Underwritten(3)	Underwritten $ per Unit
Resident Fees	$69,577,760	$76,230,639	$79,780,528	$81,805,888	$90,738,336	$30,226
Vacancy Loss	0	0	0	0	(8,348,078)	(2,781)
Concessions	(5,938,629)	(3,538,802)	(1,188,313)	(1,019,514)	(1,019,514)	(340)
Less Bad Debt-Fees	(305,452)	(458,107)	(329,112)	(666,779)	(419,214)	(140)
Less Bad Debt-VA	(443,867)	(284,171)	(170,054)	47,200	0	0
Net Resident Fee Income	$62,889,812	$71,949,560	$78,093,048	$80,166,796	$80,951,531	$26,966
Other Income	394,317	393,883	458,735	492,075	492,075	164
Community Fees	2,751,939	2,485,940	1,966,437	1,979,906	1,979,906	660
Effective Gross Revenue	$66,036,068	$74,829,383	$80,518,220	$82,638,777	$83,423,512	$27,789

Real Estate Taxes	$4,233,939	$4,571,936	$4,429,249	$4,500,422	$4,717,850	$1,572
Insurance	462,577	724,256	651,075	507,618	647,285	216
Utilities	4,682,667	4,660,053	4,893,133	5,045,884	5,119,162	1,705
Housekeeping	1,956,518	2,054,560	2,074,460	2,121,648	2,158,651	719
Resident Relations	1,284,052	1,375,339	1,393,276	1,362,444	1,450,881	483
Repairs & Maintenance	3,153,388	3,157,982	3,302,129	3,076,430	3,462,500	1,153
Food Services	9,373,632	10,190,113	10,473,746	10,576,438	10,853,429	3,615
Employee Benefits	4,196,351	4,540,671	4,368,789	4,225,352	4,523,288	1,507
Administrative Expenses	4,957,788	5,093,240	5,123,950	5,147,787	5,354,389	1,784
Marketing	2,109,751	2,236,251	2,518,866	2,330,885	2,636,931	878
Management Fee	3,301,803	3,741,469	4,025,911	4,131,939	4,171,176	1,389
Total Operating Expenses	$39,712,466	$42,345,869	$43,254,582	$43,026,847	$45,095,540	$15,022

Net Operating Income	$26,323,602	$32,483,514	$37,263,639	$39,611,930	$38,327,972	$12,767
Replacement Reserves	935,946	963,330	974,767	978,652	978,652	326
Net Cash Flow	$25,387,656	$31,520,184	$36,288,871	$38,633,278	$37,349,320	$12,441

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2011 financials excludes The Regent Property (acquired in 2012).
(3)
Underwritten cash flow based on actual rental revenue net of loss to lease for occupied units from the January 31, 2014 rent rolls plus vacant units at the average in-place rent net of loss to lease for each unit type at each Newcastle Senior Housing Portfolio Property (9.6% of the Newcastle Senior Housing Portfolio as of the January 31, 2014 rent roll). The underwritten cash flow represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the Master Lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease. The net cash flow based solely on the rent payable under the Master Lease is $32,867,701 and the DSCR calculated based on this value and the 4.9900% coupon is 1.37x.

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Ground Leases.  The Westmont property was ground leased to Harvest Westmont Retirement Residence LLC (which is not a borrower under the Newcastle Senior Housing Portfolio Whole Loan) by Masonic Hall Corporation of Santa Clara and the interest of the ground lessee thereunder was subsequently assigned to NIC 13 The Westmont Owner LLC.  At the origination of the Newcastle Senior Housing Portfolio Whole Loan, Masonic Hall Corporation of Santa Clara entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the ground lease.  The ground lease expires December 31, 2086.  The annual rent under the ground lease is $5,000.

The Lodge at Cold Spring property was ground leased to Rocky Hill Retirement Residence LLC (which is not a borrower under the Newcastle Senior Housing Portfolio Whole Loan) by Rocky Hill Holdings LLC, each of which are affiliates of Holiday, and the interest of the ground lessee thereunder was subsequently assigned to NIC 13 Lodge at Cold Spring Owner LLC.  At the origination of the Newcastle Senior Housing Portfolio Whole Loan, Rocky Hills Holdings LLC entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the ground lease.  The ground lease expires December 31, 2095.  The annual rent under the ground lease is $100, plus applicable costs for shared access roads and real property taxes.

■	Appraisal. According to the appraisals, the Newcastle Senior Housing Portfolio Properties had an aggregate “leased fee” appraised value of $507,180,000 as of December 31, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

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Environmental Matters.  According to a Phase I environmental report, dated December 16, 2013, the Village Gate of Farmington property contains a 1,000 gallon underground storage tank for which tank tightness testing data was not available and the Phase I recommended that a tank tightness test should be performed to ensure the structural integrity of the tank. The test was completed and no further action is necessary. According to the remaining Phase I environmental reports, dated December 16, 2013 and December 17, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for (a) additional radon gas testing to be conducted under controlled conditions at the Illahee Hills property, the Sky Peaks property, the Uffelman Estates property and the Vista De La Montana property, (b) evidence of mold and moisture observed at the Illahee Hills property and the Whiterock Court property to be remedied by properly trained building maintenance staff and the source of the moisture to be remedied, (c) approximately one inch of water affecting approximately 600 SF at the Madison Estates property to be addressed by a restoration company and the source of the moisture to be addressed to prevent future mold problems and (d) an asbestos operations and maintenance (O&M) plan at the Whiterock Court property.

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The Borrowers.  The borrowers are 26 Delaware limited liability companies, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Newcastle Senior Housing Portfolio Whole Loan. Newcastle Investment Corp. is the non-recourse carveout guarantor under the Newcastle Senior Housing Portfolio Whole Loan.

■
Escrows. At origination, out of proceeds from the Newcastle Senior Housing Portfolio Whole Loan, the borrowers funded (i) an escrow reserve in the amount of $189,009 in respect of insurance premiums and (ii) a deferred maintenance reserve in the amount of $652,265. On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period and (ii) a capital expenditure reserve in an amount equal to $27.17 per residential unit in the Newcastle Senior Housing Portfolio Properties, in each case only to the extent such amounts are not remitted by the master tenant under the Newcastle Senior Housing Portfolio Master Lease as described in the next paragraph.  In addition, the borrowers will be required to remit Ratio Shortfall Deposits (as described under “—Master Lease” above) to the lender to be held as additional collateral for the Newcastle Senior Housing Portfolio Whole Loan until such amount is required to be remitted to the master tenant under the Newcastle Senior Housing Portfolio Master Lease.

In addition, on each due date, the master tenant will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period and (ii) a capital expenditure reserve in an amount equal to $27.17 per residential unit in the Newcastle Senior Housing Portfolio Properties.

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Cash Management.  The Newcastle Senior Housing Portfolio Whole Loan requires a cash management account that is structured like a hard lockbox, which is already in place.  The loan documents require the borrowers to direct the master tenant to pay all amounts required to be paid or funded to the borrowers under the Newcastle Senior Housing Portfolio Master Lease directly to a lender-controlled cash management account.  The loan documents also require that all revenues received by the borrowers be deposited into the cash management account within two business days after receipt.

On each business day, other than during a Newcastle Senior Housing Portfolio Trigger Period or an event of default under the Newcastle Senior Housing Portfolio Whole Loan, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account.  On each due date during which no Newcastle Senior Housing Portfolio Trigger Period or event of default is continuing, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into the operating account.  On each due date during a Newcastle Senior Housing Portfolio Trigger Period, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service and required reserves, and all remaining amounts will be reserved in an excess cash flow reserve account.  During the continuance of an event of default under the Newcastle Senior Housing Portfolio Whole Loan, the lender may apply all funds on deposit in any of the accounts consisting collateral for the Newcastle Senior Housing Portfolio Whole Loan to amounts payable under the Newcastle Senior Housing Portfolio Whole

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

Loan and/or toward the payment of expenses of the Newcastle Senior Housing Portfolio Properties, in such order of priority as the lender may determine.

A “Newcastle Senior Housing Portfolio Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.05x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period is equal to or greater than 1.05x; or (ii) commencing upon the master tenant’s failure to deliver certain financial reports pursuant to the Newcastle Senior Housing Portfolio Master Lease and ending when such financial reports are delivered.

■
Property Management.  Each Newcastle Senior Housing Portfolio Property is managed by Holiday AL Management Sub LLC, each pursuant to a separate management agreement between the property manager and the applicable subtenant.  Under the loan documents, each Newcastle Senior Housing Portfolio Property must remain managed by (i) Holiday AL Management Sub LLC, (ii) any tenant under, or guarantor of, the Newcastle Senior Housing Portfolio Master Lease, or any affiliate of such tenant or guarantor that (a) is a reputable and experienced professional manager of senior housing communities and, collectively with its affiliates, owns, operates or manages at least 20 senior housing communities (excluding the Newcastle Senior Housing Portfolio Property and other property acquired by affiliates of the non-recourse carveout guarantor on the origination date) and (b) does not have a chief executive officer, chief financial officer, chief operating officer or chief compliance officer or any person holding a reasonably equivalent position that has been convicted of a felony relating to the ownership or operation of senior housing facilities, fraud or embezzlement or (iii) any other manager of senior housing communities that is approved by the lender in its sole discretion (which approval may be deemed after certain notice periods) and with respect to which the lender has received Rating Agency Confirmation.

■
Release of Collateral. Other than in connection with a casualty or condemnation event, provided no event of default is then continuing under the Newcastle Senior Housing Portfolio Whole Loan, at any time after June 23, 2014, the borrowers may voluntarily obtain the release of one or more of the Newcastle Senior Housing Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) prepayment in an amount equal to or greater than 125% of the allocated loan amount (as calculated in the loan agreement for the Newcastle Senior Housing Portfolio Whole Loan) for each Newcastle Senior Housing Portfolio Property being released, (ii) payment of a yield maintenance premium of no less than 1% of the amount prepaid if such release occurs prior to the due date occurring in October 2023, (iii) after giving effect to the release, the debt service coverage ratio as calculated under the loan agreement for the remaining Newcastle Senior Housing Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.42x and (b) the debt service coverage ratio immediately prior to the release, (iv) the released Newcastle Senior Housing Portfolio Property may no longer be subject to the Newcastle Senior Housing Portfolio Master Lease and the rent under the Newcastle Senior Housing Portfolio Master Lease may not be reduced by an amount that is in excess of the allocated property rent for such Newcastle Senior Housing Property and (v) delivery of a REMIC opinion.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Newcastle Senior Housing Portfolio Properties, plus twelve months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Newcastle Senior Housing Portfolio Whole Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for Newcastle Senior Housing Portfolio Properties are separately allocated to Newcastle Senior Housing Portfolio Properties and that certain other requirements are satisfied. Under the Newcastle Senior Housing Portfolio Master Lease, if requested by the borrowers, the master tenant is required to comply with insurance requirements imposed on the Newcastle Senior Housing Portfolio Properties, provided such requirements are customary in the industry for properties similar to the Newcastle Senior Housing Portfolio Properties in the same general areas in which the Newcastle Senior Housing Portfolio Properties are located, are customarily required by institutional lenders, are commercially reasonable and consistent with industry standards at the applicable time, and such insurance is available at commercially reasonable rates. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MASON MULTIFAMILY PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MASON MULTIFAMILY PORTFOLIO

MASON MULTIFAMILY PORTFOLIO

1	University Heights	1120 Varsity Boulevard	DeKalb, IL	60115
2	Ashbury Court	829 West Taylor Street	DeKalb, IL	60115
3	James Court	2509 North First Street	DeKalb, IL	60115
4	Old Orchard	1001 West Lincoln Highway	DeKalb, IL	60115
5	St. Albans	711 South Main Street	Sycamore, IL	60178
6	Ashbury East	807 West Taylor Street	DeKalb, IL	60115
7	Colonial West	1010 West Lincoln Highway	DeKalb, IL	60115
8	Cardinal	823 West Lincoln Highway	DeKalb, IL	60115
9	Colonial East	1004 West Lincoln Highway	DeKalb, IL	60115

Sycamore
DeKalb
W STATE ST
DEKALB AVE
PEACE RD
RICH RD
BETHANY RD
GLIDDEN RD
Kishwaukee Community Hospital
W DRESSER RD
BARBER GREENE RD
W HILLCREST DR
SYCAMORE RD
N PEACE RD
Northern Illinois University
W LINCOLN HWY
E LINCOLN HWY
DEKALB TAYLOR MUNICIPAL AIRPORT
W TAYLOR ST
S 1ST ST
S 4TH ST
S ANNIE GLIDDEN RD
N PEACE RD
Fairview Cemetery
GURLER RD
SOMONAUK RD
N SOMONAUK RD
88
CARTIFACT
Harvard
Hebron
Antioch
Capron
Lakemoor
Gurnee
Woodstock
Mundelein
Belvidere
Marengo
Union
Lake Forest
Lincolnshire
Lakewood
Hampshire
Hoffman Estates
Buffalo Grove
Northbrook
Kirkland
Burlington
Elgin
Schaumburg
Evanston
Virgil
St. Charles
Addison
Oak Park
DeKalb
Chicago
Aurora
Wheaton
Cicero
Hinckley
Naperville
Downers Grove
Sugar Grove
Oswego
Bolingbrook
Oak Lawn
Plano
Lemont
Plainfield
Orland Park
Harvey
Newark
Shorewood
Joliet
Homewood
Lisbon
Frankfort
LAKE MICHIGAN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MASON MULTIFAMILY PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	9	Loan Seller		CGMRC
Location (City/State)	Various, Illinois	Cut-off Date Principal Balance		$33,300,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$47,234.04
Size (Units)	705	Percentage of Initial Pool Balance		3.5%
Total Occupancy as of 3/1/2014	95.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/1/2014	95.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.9900%
Appraised Value	$44,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$5,853,160
Underwritten Expenses	$2,554,018
Underwritten Net Operating Income (NOI)	$3,299,142	Escrows
Underwritten Net Cash Flow (NCF)	$3,087,642		Upfront	Monthly
Cut-off Date LTV Ratio	75.0%	Taxes	$276,303	$69,076
Maturity Date LTV Ratio	69.2%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.54x / 1.44x	Replacement Reserves(1)	$0	$17,625
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.3%	Other(2)	$317,625	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,300,000	100.0%	Loan Payoff	$29,808,932	89.5%
			Principal Equity Distribution	2,180,391	6.5
			Closing Costs	716,750	2.2
			Reserves	593,928	1.8
Total Sources	$33,300,000	100.0%	Total Uses	$33,300,000	100.0%

(1)	Replacement reserves are capped at $529,125. The replacement reserve cap will decrease to $423,000 upon the completion of immediate repairs. See “—Escrows” below.
(2)	Other upfront reserve represents a deferred maintenance reserve.

■
The Mortgage Loan.  The mortgage loan (the “Mason Multifamily Portfolio Loan”) is evidenced by a note in the original principal amount of $33,300,000 and is secured by a first mortgage encumbering eight multifamily properties located in DeKalb, Illinois and one multifamily property located in Sycamore, Illinois (the “Mason Multifamily Portfolio Properties”). The Mason Multifamily Portfolio Loan was originated by Citigroup Global Markets Realty Corp. on May 16, 2014 and represents approximately 3.5% of the Initial Pool Balance. The Mason Multifamily Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $33,300,000 and has an interest rate of 4.9900% per annum. The proceeds of the Mason Multifamily Portfolio Loan were used to refinance existing debt on the Mason Multifamily Portfolio Properties.

The Mason Multifamily Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months.  The Mason Multifamily Portfolio Loan requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in June 2024. Voluntary prepayment of the Mason Multifamily Portfolio Loan without prepayment premium or yield maintenance premium is permitted on or after the due date in April 2024. Defeasance with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents (and acceptable to the Rating Agencies) is permitted at any time following the second anniversary of the securitization Closing Date.

■
The Mortgaged Properties.  The Mason Multifamily Portfolio Properties consist of eight properties located in DeKalb, Illinois and one property located in Sycamore, Illinois.  The collateral securing the Mason Multifamily Portfolio Loan totals approximately 565,301 SF and 705 residential rental units.  The Mason Multifamily Portfolio Properties consist of studios, one-, two-, three-, four-, and five-bedroom units with an average unit size of 802 SF. The Mason Multifamily Portfolio Properties are all within the Chicago metropolitan area.  Historical occupancy for the Mason Multifamily Portfolio Properties was 95.6% in 2011 and 96.4% in 2012. Current Total Occupancy and Owned Occupancy as of March 1, 2014 is 95.7%. All of the Mason Multifamily Portfolio Properties offer either washer/dryer hookups or separate laundry rooms.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MASON MULTIFAMILY PORTFOLIO

The following table presents certain information relating to the Mason Multifamily Portfolio Properties:

Property Name	City	State	Year Built	Total Units	Occupancy(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	UW NCF	UW NCF per Unit	Appraised Value	% Student
University Heights	DeKalb	IL	1976	170	92.9%	$6,975,000	20.9%	$649,038	$3,818	$9,300,000	93%
Ashbury Court	DeKalb	IL	1974	144	95.1%	5,887,500	17.7	556,485	3,864	7,850,000	18%
James Court	DeKalb	IL	1967	96	96.9%	4,537,500	13.6	444,795	4,633	6,050,000	38%
Old Orchard	DeKalb	IL	1984	36	100.0%	3,675,000	11.0	326,078	9,058	4,900,000	86%
St. Albans	Sycamore	IL	1971	80	97.5%	3,525,000	10.6	331,306	4,141	4,700,000	11%
Ashbury East	DeKalb	IL	1974	60	95.0%	2,400,000	7.2	212,971	3,550	3,200,000	22%
Colonial West	DeKalb	IL	1985	40	97.5%	2,175,000	6.5	196,109	4,903	2,900,000	90%
Cardinal	DeKalb	IL	1959	41	100.0%	2,100,000	6.3	195,636	4,772	2,800,000	78%
Colonial East	DeKalb	IL	1984	38	94.7%	2,025,000	6.1	175,224	4,611	2,700,000	87%
Total / Wtd. Avg.				705	95.7%	$33,300,000	100.0%	$3,087,642	$4,380	$44,400,000	53%

(1)	Occupancy as of March 1, 2014.

The following table presents certain information relating to the units and rent at the Mason Multifamily Portfolio Properties:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Annual Market Rent(1)	Monthly Actual Rent per Unit(2)	Annual Actual Rent(1)
Studio	94	438	$511	$576,468	$495	$558,216
1BR/1BA	205	599	595	1,464,696	575	1,415,328
2BR/1BA	144	782	666	1,150,632	622	1,074,048
2BR/2BA	76	810	685	625,008	649	591,540
3BR/1BA	1	1,024	870	10,440	870	10,440
3BR/1.5BA	94	1,071	738	832,680	717	808,776
3BR/2BA	39	1,100	795	372,168	776	362,964
4BR/1BA	16	1,130	887	170,304	832	159,708
4BR/3BA	2	1,650	1,188	28,512	1,188	28,500
5BR/3BA	34	1,800	1,278	521,424	1,278	521,280
Total / Wtd. Avg.	705	802	$680	$5,752,332	$654	$5,530,800

(1)	As provided by borrower and is as of the date March 1, 2014.
(2)	Monthly Actual Rent per Unit calculated as an average of the actual collections for the specific unit type across the portfolio.

The following table presents certain information relating to historical leasing at the Mason Multifamily Portfolio Properties:

Historical Leased %(1)
2011(2)	2012	2013	As of 3/1/2014
95.6%	96.4%	95.6%	95.7%

(1)	As provided by borrower which reflects average occupancy for each year unless otherwise specified.
(2)	2011 historical occupancy does not include occupancy for the Ashbury East property. The Ashbury East property was acquired towards year-end 2011, as such, 2011 occupancy is unavailable.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MASON MULTIFAMILY PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mason Multifamily Portfolio Properties:

Cash Flow Analysis(1)
	2011(2)	2012	2013	TTM 3/31/2014	Underwritten	Underwritten $ per Unit
Base Rent	$5,088,805	$5,422,603	$5,579,378	$5,543,523	$5,530,800	$7,845
Gross Up Vacancy	0	0	0	0	233,832	332
Gross Potential Rent	$5,088,805	$5,422,603	$5,579,378	$5,543,523	$5,764,632	$8,177
Vacancy, Credit Loss & Concessions	(22,623)	(32,362)	(27,996)	(27,544)	(302,319)	(429)
Total Rent Revenue	$5,066,182	$5,390,241	$5,551,382	$5,515,979	$5,462,313	$7,748
Other Income(3)	345,774	388,664	383,554	390,847	390,847	554
Effective Gross Income	$5,411,956	$5,778,906	$5,934,936	$5,906,826	$5,853,160	$8,302

Real Estate Taxes	$702,338	$794,517	$810,364	$810,364	$828,908	$1,176
Insurance	120,388	145,927	119,775	121,969	190,591	270
Management Fee	193,944	205,207	211,354	206,955	234,126	332
Other Expenses	1,214,392	1,217,593	1,249,713	1,292,802	1,300,394	1,845
Total Operating Expenses	$2,231,062	$2,363,245	$2,391,206	$2,432,090	$2,554,018	$3,623

Net Operating Income	$3,180,895	$3,415,660	$3,543,730	$3,474,736	$3,299,142	$4,680
Replacement Reserves	0	0	0	0	211,500	300
Net Cash Flow	$3,180,895	$3,415,660	$3,543,730	$3,474,736	$3,087,642	$4,380

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
2011 cash flow numbers do not include those from the Ashbury East Apartments property. The Ashbury East Apartments property was acquired towards year-end 2011, as such, 2011 cash flows are unavailable for that property.

(3)	Other income includes damage fees, vending income, parking income, storage income, terminations fees and late fees.

■	Appraisal. According to the appraisals, the Mason Multifamily Portfolio Properties had an aggregate “as-is” appraised value of $44,400,000 as of March 20, 2014.

■
Environmental Matters.  Based on the Phase I environmental reports dated April 17, 2014, there were no recommendations for further action other than, with respect to certain of the Mason Multifamily Portfolio Properties, operations and maintenance plans for asbestos, which were implemented in connection with the origination of the Mason Multifamily Portfolio Loan.

■
Market Overview.  The Mason Multifamily Portfolio Properties are located in DeKalb and Sycamore, Illinois, both which are a part of DeKalb County within the Chicago metropolitan area. According to the appraisals, the city of DeKalb has approximately 16,398 housing units, of which 45.8% are multifamily rental units. The city of Sycamore has 7,264 housing units, of which 22.6% are multifamily rental units. The area immediately surrounding the Mason Multifamily Portfolio Properties includes a mix of residential, educational and commercial uses. Moreover, a 4,000,000 SF industrial development lies to the southeast of the properties along Interstate 88 and includes distribution centers for Target, Nestle, Caterpillar, Goodyear, 3M, Monsanto, Alloyd and Panduit.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MASON MULTIFAMILY PORTFOLIO

The following table presents certain information relating to certain multifamily lease comparables provided in the appraisals for the Mason Multifamily Portfolio Properties:

Multifamily Lease Comparables(1)

Property	Year Built	Number of Units	Avg. Unit Size	Market Rent – Low	Market Rent – High	Occupancy
Canterbury Place	1999	12	1,250	$850	$850	100%
High Meadows	1968	192	417	$450	$550	98%
Stadium View	1993	60	1,048	$860	$950	100%
1205 Rushmore	1999	8	1,300	$1,090	$1,090	100%
Lincolnshire West	1968	252	809	$805	$1,245	99%
Amber Manor	1971	228	827	$489	$1,013	94%
Townhouse Suites	2005	65	2,200	$1,600	$1,600	100%
Eco Park	1994	192	932	$984	$1,395	99%
Russell Road Apartments	1982	26	1,053	$685	$1,200	100%
Hillcrest Place	1970	120	748	$450	$725	98%
Total / Wtd. Avg.		1,155	866	$724	$1,053	98%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Mason Properties Delaware, LLC, a single-purpose entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Mason Multifamily Portfolio Loan.  James C. Mason and Linda Mason are the guarantors of the non-recourse carveouts under the Mason Multifamily Portfolio Loan.

■	Escrows. At origination, the borrowers funded reserves in the amount of (i) $276,303 for real estate taxes and (ii) $317,625 for deferred maintenance.

On each due date, the borrower is required to fund the following reserves with respect to Mason Multifamily Portfolio Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the succeeding twelve month period; (ii) from and after the first occurrence of a Mason Multifamily Portfolio Trigger Period, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, provided, however, that such deposits are not required to the extent that the borrower is maintaining an approved umbrella or blanket policy in accordance with the loan documents; and (iii) a replacement reserve in an amount equal to $17,625, or such additional amount as may be required from the time repairs associated with the deferred maintenance are completed through and including the due date in June 2016 in order to ensure that $423,000 is on deposit in the replacement reserve as of the due date in June 2016.  Until the completion of immediate repairs, replacement reserves are capped at $529,125. Upon the completion of immediate repairs, the monthly replacement reserve will be the greater of (i) $17,625 or (ii) the difference between the replacement reserve balance on the date of which all immediate repairs are completed and the $423,000 cap, divided by the number of monthly payment dates remaining until the due date in June 2016. Otherwise, the monthly replacement reserve payment will be $17,625.  The borrower is permitted to substitute an acceptable letter of credit in lieu of making deposits into the replacement reserve account.

A “Mason Multifamily Portfolio Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence of an event of default and (ii) the debt service coverage ratio as calculated under the loan documents being less than 1.15x (tested monthly) and (b) ending, as applicable, upon (i) with respect to clause (a)(i) the cure (if applicable) of such event of default or (ii) with respect to clause (a)(ii) the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MASON MULTIFAMILY PORTFOLIO

■
Lockbox and Cash Management.  The Mason Multifamily Portfolio Loan requires a springing lockbox.  Following the first occurrence of a Mason Multifamily Portfolio Trigger Period, the loan documents require the borrower to establish a soft lockbox account for the benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by Mason Multifamily Portfolio Properties. The loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrower unless a Mason Multifamily Portfolio Trigger Period exists, in which case the funds are required to be transferred on each business day to the cash management account under the control of the lender.  On each due date during the continuance of a Mason Multifamily Portfolio Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves be reserved with the lender and held as additional collateral for Mason Multifamily Portfolio Loan.  During the continuance of an event of default under Mason Multifamily Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under Mason Multifamily Portfolio Loan and/or toward the payment of expenses of Mason Multifamily Portfolio Property, in such order of priority as the lender may determine.

■
Property Management.  The Mason Multifamily Portfolio Properties are currently managed by Mason Administration LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the borrower may terminate and replace the property manager without the lender’s consent, so long as (i) no event of default has occurred and is continuing, (ii) the lender receives at least 60 days prior written notice, and (iii) the applicable replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation). Upon the (i) occurrence of a default by the property manager under the management agreement beyond any applicable cure period, (ii) filing of a bankruptcy petition or a similar event with respect to the property manager, (iii) occurrence of a Mason Multifamily Portfolio Trigger Period or (iv) commission of any gross negligence, fraud, willful misconduct or misapplication of funds by the property manager, the lender may replace or, require the borrower to replace, the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Mason Multifamily Portfolio Properties, plus 12 months of business interruption coverage as calculated under loan documents in an amount equal to 100% of the projected gross income from the Mason Multifamily Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the Mason Multifamily Portfolio Properties are completed and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000 other than deductibles for flood and earthquake coverage. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■	Partial Release. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

THE HAMPTONS OF CLOVERLANE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAMPTONS OF CLOVERLANE

Washtenong Memorial Park
Marshall Park
THURSTON
PLYMOUTH RD
PLYMOUTH-ANN ARBOR RD
NORTHSIDE
University Of Michigan-Ann Arbor
Arborcrest Cemetery
LOWER WATER HILL
ANN ARBOR AMTRAK
AMTRAK
FULLER RD
University Of Michigan Med Ctr
Forest Hill Cemetery
University Of Michigan-Ann Arbor
ANGELLS
W HURON ST
E HURON ST
W LIBERTY ST
OLD WEST SIDE
DOWNTOWN
GEDDES AVE
WASHTENAW AVE
Concordia University
University Of Michigan Stadium
NORTH BURNS PARK
Washtenaw Community College Ann Arbor
St Joseph Mercy Hospital
Ann Arbor
Arborland Shopping Center
WASHTENAW AVE
Eastern Michigan University
ALLEN
PACKARD RD
E EISENHOWER PKY
Carpenter Plaza Shopping Center
Briarwood Mall
Ypsilanti
MITCHELL
BRYANT PATENGILL WEST
Wickfield Center
Arbor Square Shopping Center
E ELLSWORTH RD
Roundtree Place
Rave Motion Pictures
ANN ARBOR MUNICIPAL AIRPORT
CARPENTER
Pittsfield Township
The Hamptons of Cloverlane
4685 Hunt Club Drive
Pittsfield Township, MI 48197
W MICHIGAN AVE
TEXTILE RD
CARPENTER RD
PLATT RD
STONY CREEK RD
S HURON ST
Ford Lake
Holly
Clarkston
Romeo
Utica
Howell
Waterford
Milford
Sterling Heights
Bloomfield
Royal Oak
Warren
Brighton
South Lyon
Ferndale
Roseville
Farmington Hills
Livonia
Detroit
Dexter
Canton
Dearborn
Westland
Ann Arbor
Pittsfield Township
LaSalle
Milan
CARTIFACT.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAMPTONS OF CLOVERLANE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Pittsfield Township, Michigan	Cut-off Date Principal Balance	$32,800,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$74,545.45
Size (Units)	440	Percentage of Initial Pool Balance	3.4%
Total Occupancy as of 4/7/2014	98.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/7/2014	98.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1986-1988 / 2013	Mortgage Rate	4.8400%
Appraised Value	$42,000,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
Underwritten Revenues	$5,005,562
Underwritten Expenses	$2,048,447	Escrows(2)
Underwritten Net Operating Income (NOI)	$2,957,115		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,825,115	Taxes	$264,304	$44,051
Cut-off Date LTV Ratio	78.1%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	62.4%	Replacement Reserves	$1,400,000	$11,000
DSCR Based on Underwritten NOI / NCF	1.43x / 1.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,800,000	74.3%	Purchase Price	$41,750,000	94.6%
Principal’s New Cash Contribution	11,216,318	25.4	Reserves	1,664,304	3.8
Other Sources	129,963	0.3	Closing Costs	731,977	1.7
Total Sources	$44,146,281	100.0%	Total Uses	$44,146,281	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $48,400,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $42,000,000, is 71.9%. See “—Appraisal” below.

(2)	See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (“The Hamptons of Cloverlane Loan”) is evidenced by a note in the original principal amount of $32,800,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 440-unit multifamily complex located in Pittsfield Township, Michigan (“The Hamptons of Cloverlane Property”). The Hamptons of Cloverlane Loan was originated by Citigroup Global Markets Realty Corp. on April 16, 2014. The Hamptons of Cloverlane Loan has an outstanding principal balance as of the Cut-off Date of $32,800,000 which represents approximately 3.4% of the Initial Pool Balance, and accrues interest at an interest rate of 4.8400% per annum. The proceeds of The Hamptons of Cloverlane Loan were primarily used to acquire The Hamptons of Cloverlane Property.

The Hamptons of Cloverlane Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date and requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of The Hamptons of Cloverlane Loan is the due date in May 2024. At any time after the second anniversary of the securitization Closing Date, The Hamptons of Cloverlane Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents (and acceptable to the Rating Agencies). Voluntary prepayment of The Hamptons of Cloverlane Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in February 2024.

■
The Mortgaged Property. The Hamptons of Cloverlane Property is a 440-unit, Class B, multifamily complex located in Pittsfield Township, Michigan, approximately four miles southeast of downtown Ann Arbor and 30 miles west of Detroit. The Hamptons of Cloverlane Property was built between 1986 and 1988 and renovated in 2013 by the prior owner and consists of 28 two-story buildings, one clubhouse/leasing office, one racquetball building and one maintenance building. Amenities at The Hamptons of Cloverlane Property include fully-equipped kitchens, full-size washer/dryer, wood burning fireplaces, an outdoor pool, private balconies/patios, racquetball and volleyball courts, tennis courts, and a fitness room. The Hamptons of Cloverlane Property also has a total of approximately 926 parking spaces consisting of 638 open spaces, 186 garage spaces and 102 carport spaces. As of April 7, 2014, Total Occupancy and Owned Occupancy were both 98.2%.

Prior to April 16, 2017, the borrower sponsor of The Hamptons of Cloverlane Loan is required to make $2,860,000 of capital improvements to The Hamptons of Cloverlane Property including, but not limited to, roofing repairs, HVAC upgrades, parking lot repairs, pool repairs and tennis court repairs and interior renovations. See “—Renovation” below.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAMPTONS OF CLOVERLANE

The following table presents certain information relating to the units and rent at The Hamptons of Cloverlane Property:

Unit Type	Occupied Units	Vacant Units	Total Units	% of Total Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Monthly Average UW Rent per Unit	Underwritten Base Rent
1BR (676 SF)	79	1	80	18.2%	676	$800	$780	$780	$738,972
1BR (730 SF)	17	1	18	4.1	730	$800	$864	$864	176,352
1BR-den (790 SF)	38	0	38	8.6	787	$850	$826	$826	376,560
1BR-den (841 SF)	51	1	52	11.8	841	$850	$861	$861	526,920
1BR-den (890 SF)	18	2	20	4.5	890	$850	$908	$908	196,176
2BR/1BA-vanity (848 SF)	22	0	22	5.0	848	$920	$893	$893	235,620
2BR/1BA-vanity (898 SF)	26	0	26	5.9	898	$920	$927	$927	289,332
2BR/2BA (1,000 SF)	72	0	72	16.4	1,000	$1,000	$971	$971	838,512
2BR/2BA (1,053 SF)	22	2	24	5.5	1,053	$1,000	$1,012	$1,012	267,084
2BR/2BA (1,072 SF)	87	1	88	20.0	1,072	$1,000	$1,015	$1,015	1,060,154
Total / Wtd. Avg.	432	8	440	100.0%	892	$909	$908	$908	$4,705,682

Source: As provided by the borrower and appraisal.

The following table presents certain information relating to historical leasing at The Hamptons of Cloverlane Property:

Historical Leased %(1)
2011	2012	2013	As of 4/7/2014
93.6%	96.0%	94.9%	98.2%

(1)	As provided by the borrower and represents average occupancy for the specified year unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Hamptons of Cloverlane Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 3/31/2014	Underwritten	Underwritten $ per Unit
Base Rent	$4,378,866	$4,471,622	$4,691,793	$4,733,158	$4,705,682	$10,695
Gross Up Vacancy	0	0	0	0	85,800	195
Gross Potential Rent	$4,378,866	$4,471,622	$4,691,793	$4,733,158	$4,791,482	$10,890
Vacancy, Credit Loss & Concessions	(537,073)	(257,189)	(243,685)	(227,954)	(286,278)	(651)
Total Rent Revenue	$3,841,793	$4,214,433	$4,448,108	$4,505,204	$4,505,204	$10,239
Other Revenue(2)	595,824	522,786	521,066	500,358	500,358	1,137
Effective Gross Income	$4,437,617	$4,737,219	$4,969,174	$5,005,562	$5,005,562	$11,376

Real Estate Taxes	614,011	615,354	578,715	539,772	504,302	1,146
Insurance	100,889	112,054	109,934	108,093	107,185	244
Management Fee	124,518	136,352	142,055	144,491	175,195	398
Other Operating Expenses	1,153,461	1,219,821	1,268,318	1,261,765	1,261,765	2,868
Total Operating Expenses	$1,992,879	$2,083,581	$2,099,022	$2,054,121	$2,048,447	$4,656

Net Operating Income	$2,444,738	$2,653,638	$2,870,152	$2,951,441	$2,957,115	$6,721
Replacement Reserves	0	0	0	0	132,000	300
Net Cash Flow	$2,444,738	$2,653,638	$2,870,152	$2,951,441	$2,825,115	$6,421

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Other Revenue includes utility reimbursements, late charges, insufficient funds charges, damage charges, legal charges, garage charges, application fee charges, cable TV income, pet rent, admin fees, carport fees, other charges & fees, laundry, vending, forfeited deposits, and miscellaneous rental income.

■
Appraisal. According to the appraisal, The Hamptons of Cloverlane Property had an “as-is” appraised value of $42,000,000 as of an effective date of February 6, 2014 and is expected to have an “as stabilized” appraised value of $48,400,000 as of an effective date of February 6, 2017, upon the completion of the capital improvement plan described under “—Renovation” below.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAMPTONS OF CLOVERLANE

■
Environmental Matters. Based on a Phase I environmental report dated February 14, 2014, the environmental consultant recommended no further action other than the implementation of an operations and maintenance plan for asbestos, which is currently in place.

■
Market Overview and Competition. The Hamptons of Cloverlane Property is located in Pittsfield Township, Michigan, a suburb in Washtenaw County and approximately four miles southeast of downtown Ann Arbor and 30 miles west of Detroit. Per the appraisal, as of December 2013, the unemployment rate in Pittsfield Township was 4.8% which is lower than the unemployment rates of 5.2% and 7.7% for Washtenaw County and the state of Michigan, respectively. Major employers in Washtenaw County include the University of Michigan, Trinity Health Medical Center, Ann Arbor Public Schools, Eastern Michigan University and Toyota Technical Center, amongst others. Per the appraisal, other notable components of the local economy include computer technology, health services, pharmaceuticals, automotive and biotechnology, thus various medical offices, laboratories and research facilities are found in close proximity to The Hamptons of Cloverlane Property. Additional employment opportunities are also more accessible in surrounding areas given Washtenaw County’s location in the south-central portion of Michigan which has easy access to the local and national freeway system. Large employment centers are located in metropolitan Detroit to the east and the Lansing-East Lansing area to the northwest. The Hamptons of Cloverlane Property is located directly south of Interstate-94 which is the primary east-west highway in the southern part of the state and provides access to Ypsilanti and Ann Arbor, Michigan and also Chicago, Illinois to the southwest and Detroit to the east. The Detroit Metropolitan-Wayne County Airport is located in Romulus to the east and is the largest airport serving southeast Michigan. Public transportation in the region is provided by the Ann Arbor Transportation Authority (AATA).

According to the appraisal, as of 2014, the population and average household income of Washtenaw County are 354,530 and $80,912, respectively. The population and average household income within a five-mile radius of The Hamptons of Cloverlane Property are 139,498 and $72,047, respectively. The Hamptons of Cloverlane Property is part of the Ann Arbor multifamily submarket. According to a market report, as of the third quarter of 2013, the Ann Arbor multifamily submarket had a total inventory of 24,282 units and an average occupancy rate of 97.7% with an average effective rental rate of $925 per unit. Furthermore, as of the third quarter of 2013, Class B/C properties in the Ann Arbor submarket had a total inventory of 13,297 units and an average occupancy rate of 98.4% with an average effective rental rate of $867 per unit.

The following table presents certain information relating to the primary competition for The Hamptons of Cloverlane Property:

Competitive Set(1)
	The Hamptons of Cloverlane	Golfside Lake	Roundtree	Arbor Knoll	Glencoe Hills
Location	Pittsfield Township	Pittsfield Township	Ypsilanti Township	Pittsfield Township	Pittsfield Township
Year Built	1986-1988	1969-1970	1973	1989	1972
Occupancy	98.2%	98.0%	99.0%	98.0%	98.0%
No. of Units	440	598	228	220	584
Distance from subject		2.3 miles	0.9 miles	1.7 miles	2.3 miles
	The Lake Shore	Village Green	The Pines of Cloverlane
Location	Ypsilanti Township	Ann Arbor	Pittsfield Township
Year Built	1970	1987	1974-1977
Occupancy	96.0%	96.0%	97.3%(2)
No. of Units	1,028	520	582
Distance	4.4 miles	3.9 miles	Adjacent

(1)	Source: Appraisal.
(2)	The occupancy for The Pines of Cloverlane property is as of April 7, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAMPTONS OF CLOVERLANE

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The Borrower. The borrower is Hamptons of Cloverlane, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Hamptons of Cloverlane Loan. The non-recourse carveout guarantors are Alan Hayman, Andrew Hayman and Sheldon Yellen. Alan and Andrew Hayman are principals of the Hayman Company.

The Hayman Company, which is affiliated with the non-recourse carveout guarantors and is the property manager was founded in 1965 and is a privately owned commercial real estate organization. The Hayman Company is headquartered in suburban Detroit and has satellite offices in Chicago and Dallas with a total of 450 employees nationwide. The company’s focus includes acquisitions and investments, property management and leasing, receivership services for lenders and special servicers and asset management. The company has owned and/or managed over 40,000 multifamily units and 16 million SF of commercial space.

■
Escrows. On the origination date, the borrower funded aggregate reserves of $1,664,304 with respect to The Hamptons of Cloverlane Loan, comprised of (i) $1,400,000 for designated replacement reserves and (ii) $264,304 for real estate taxes related to The Hamptons of Cloverlane Property.

On each due date, the borrower is required to fund the following reserves with respect to The Hamptons of Cloverlane Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over then succeeding twelve month period, unless the borrower provides evidence that the required insurance is being provided under any blanket policy reasonably acceptable to the lender; and (iii) a replacement reserve in an amount equal to $11,000.

■
Renovation. The Hamptons of Cloverlane loan documents require the borrower to complete (1) $5,625 of immediate repairs on or before the date that is 90 days from the origination date and (2) $1,394,375 of specified capital improvements prior to April 16, 2017. These capital improvements are part of the borrower’s $2,860,000 capital improvement plan. The capital improvements include, but are not limited to, roofing repairs, HVAC upgrades, parking lot repairs, pool repairs and tennis court repairs and interior renovations. At origination, $1,400,000 was deposited with the lender in a lender controlled capital improvement reserve. If the borrower fails to satisfy the conditions for the release of the capital improvements reserve set forth in the loan documents by the third anniversary of the origination date of the mortgage loan, then any funds on deposit in the capital improvements reserve will be held as additional collateral for The Hamptons of Cloverlane Loan.

■
Lockbox and Cash Management. The Hamptons of Cloverlane Loan requires a springing lockbox. Following the first occurrence of a The Hamptons of Cloverlane Trigger Period (and, if such The Hamptons of Cloverlane Trigger Period has been caused by a reduction in the debt service coverage ratio, upon written notice to the borrower), the loan documents require the borrower to set up the lockbox account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by The Hamptons of Cloverlane Property. The loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrower unless a The Hamptons of Cloverlane Trigger Period exists, in which case the funds are required to be transferred on each business day to the cash management account under the control of the lender. On each due date during the continuance of a The Hamptons of Cloverlane Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves, be held by the lender as additional collateral for The Hamptons of Cloverlane Loan. During the continuance of an event of default under The Hamptons of Cloverlane Loan, the lender may apply any funds in the cash management account to amounts payable under The Hamptons of Cloverlane Loan and/or toward the payment of expenses of The Hamptons of Cloverlane Property, in such order of priority as the lender may determine.

A “The Hamptons of Cloverlane Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio as calculated under the loan documents being less than 1.15x and (b) ending, as applicable, upon (i) the cure (if applicable) of such event of default or (ii) the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE HAMPTONS OF CLOVERLANE

■
Property Management. The Hamptons of Cloverlane Property is currently managed by The Hayman Company, an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the borrower may terminate and replace the property manager without the lender’s consent, so long as (i) no event of default has occurred and is continuing, (ii) the lender receives at least 30 days prior written notice, and (iii) the applicable replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation). Upon the occurrence of (i) a default by the property manager under the management agreement beyond any applicable cure period or (ii) the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may replace or, require the borrower to replace, the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not Permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of The Hamptons of Cloverlane Property, plus 18 months of business interruption coverage as calculated under loan documents in an amount equal to 100% of the projected gross income from The Hamptons of Cloverlane Property (on an actual loss sustained basis) for a period continuing until the restoration of The Hamptons of Cloverlane Property is completed and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $25,000, other than deductibles for flood and earthquake coverage. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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ALLSPACE SELF STORAGE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ALLSPACE SELF STORAGE PORTFOLIO

Long Beach Airport
Cypress
Los Alamitos
Los Alamitos Army Airfield
Anaheim
Disneyland
Villa Park
Orange
Stanton
Garden Grove
Long Beach
Rossmoor
Seal Beach
Westminster
Santa Ana
Tustin Foothills
Tustin
Fountain Valley
South Coast Plaza
Tustin District
Huntington Beach
Costa Mesa
John Wayne Airport Orange County
Irvine
UCI
Lake Forest
Rancho Santa Margarita
Pacific Ocean
Fashion Island
San Joaquin Hills
Newport Beach
Newport Coast
Laguna Woods
Mission Viejo
Coto de Caza
Laguna Hills
Ladera Ranch
Aliso Viejo
Laguna Beach
Mission Viejo Mall
Burbank
Pasadena
Los Angeles
Riverside
Anaheim
Long Beach
Corona
Irvine
Costa Mesa
Pacific Ocean
San Marcos
Oceanside
Escondido
San Diego

Mira Costa College
Tri-City Medical Center
Vista
Civic Ctr
Monte Vista Dr
Ocean Hills
Carlsbad
Buena Creek
Ocean Hills Country Club
Calavera Hills Village
El Camino Real
Sycamore Ave
San Marcos
Palomar College
Palomar College
San Marcos Civic Center
W San Marcos Blvd
Palomar Airport Rd
McClellan-Palomar Airport
Legoland California
Lake San Marcos
California State University - San Marcos
CARTIFACT

ALLSPACE SELF STORAGE PORTFOLIO

1	Huntington Beach	8564 Hamilton Avenue	Huntington Beach, CA	92646
2	Costa Mesa	1535 Newport Boulevard	Costa Mesa, CA	92627
3	San Marcos	1410-1450 Grand Avenue	San Marcos, CA	92078
4	Garden Grove	11352 Trask Avenue	Garden Grove, CA	92843

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ALLSPACE SELF STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		CCRE
Location (City/State)	Various, California	Cut-off Date Principal Balance		$30,966,108
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$89.78
Size (SF)	344,895	Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 3/31/2014	92.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/31/2014	92.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1962-1985 / 2007-2013	Mortgage Rate		4.8785%
Appraised Value	$47,350,000	Original Term to Maturity		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$4,280,611
Underwritten Expenses	$1,456,164	Escrows
Underwritten Net Operating Income (NOI)	$2,824,446		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,789,957	Taxes	$25,834	$12,917
Cut-off Date LTV Ratio	65.4%	Insurance	$49,563	$6,561
Maturity Date LTV Ratio	53.6%	Replacement Reserves	$0	$2,874
DSCR Based on Underwritten NOI / NCF	1.43x / 1.42x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.1% / 9.0%	Other(1)	$8,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,000,000	100.0%	Loan Payoff	$27,461,908	88.6%
			Principal Equity Distribution	$2,985,664	9.6
			Closing Costs	468,531	1.5
			Reserves	83,897	0.3
Total Sources	$31,000,000	100.0%	Total Uses	$31,000,000	100.0%

(1)
Other upfront reserve represents $8,500 for a deferred maintenance reserve, which is approximately 118.1% of the expected cost of the required repairs determined in the engineering reports. See “—Escrows” below.

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The Mortgage Loan. The mortgage loan (the “Allspace Self Storage Portfolio Loan”) is evidenced by a note in the original principal amount of $31,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interests in four self storage properties, all located in California, known as the Allspace Self Storage Portfolio (the “Allspace Self Storage Portfolio Properties”). The Allspace Self Storage Portfolio Loan was originated by CCRE on April 21, 2014 and represents approximately 3.2% of the Initial Pool Balance. The note evidencing the Allspace Self Storage Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $30,966,108 and has an interest rate of 4.8785% per annum. The proceeds of the Allspace Self Storage Portfolio Loan were used to refinance existing debt, return equity to the borrower sponsor, pay closing costs and fund reserves. The Allspace Self Storage Portfolio Properties were previously securitized in the MLCFC 2007-6 transaction.

The Allspace Self Storage Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Allspace Self Storage Portfolio Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Allspace Self Storage Portfolio Loan is the due date in May 2024. Voluntary prepayment of the Allspace Self Storage Portfolio Loan is prohibited prior to February 6, 2024. Defeasance with government securities is permitted at any time on or after July 6, 2016.

■
The Mortgaged Properties. The Allspace Self Storage Portfolio Properties consist of four self storage properties located in Huntington Beach, Costa Mesa, San Marcos and Garden Grove, California totaling 344,895 SF and containing 2,685 non-climate controlled units. 63 of these units are flex industrial storage units ranging in size from 940 SF to 8,750 SF.

The Allspace Self Storage Portfolio Properties range from 39,943 SF to 115,684 SF of storage space, or 345 units to 1,079 units. The unit mixes include interior and exterior storage units, as well as flex industrial storage units. As of March 31, 2014, the Allspace Self Storage Portfolio Properties Total Occupancy and Owned Occupancy were both 92.1%.

The borrower developed the Allspace Self Storage Portfolio Properties between 1962 and 1985. From 2007 to 2013, the borrower invested approximately $5.3 million to upgrade the Allspace Self Storage Portfolio Properties. The upgrades mainly consisted of re-paving, re-painting and roof repairs at the Allspace Self Storage Portfolio Properties. Amenities at the properties include on-site resident managers, fenced facilities with a personalized computer controlled gate system, personal lock & key, an intercom system and video surveillance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ALLSPACE SELF STORAGE PORTFOLIO

Three of the four Allspace Self Storage Portfolio Properties are located in Orange County, California (Huntington Beach Property, Costa Mesa Property and Garden Grove Property). Orange County serves as headquarters to five of the nation’s Fortune 500 corporations: Ingram Micro, Broadcom, Spectrum Group International, Pacific-Life and Allergan. While not headquartered in Orange County, The Walt Disney Company is the region’s largest employer with 25,000 employees. Orange County’s public universities are another employment sector. The University of California, Irvine has 21,800 employees, while California State University, Fullerton employs 4,984 people.

The three Allspace Self Storage Portfolio Properties located in Orange County are proximate to major traffic thoroughfares such as the Pacific Coast Highway, the San Diego Freeway, the Santa Anna Freeway and the San Gabriel Freeway.

The San Marcos Property is located within San Diego County and is bordered by Escondido to the east, Encinitas to the southwest, Carlsbad to the west, and Vista to the northwest. The San Marcos Property is located on Grand Avenue which runs parallel to State Route 78, and is in close proximity to West San Marcos Boulevard, South Las Posas Road and Rancho Santa Fe Road.

The following tables present certain information relating to the Allspace Self Storage Portfolio Properties:

Portfolio Summary(1)(2)

Property Name	City, State	Total Units	Total GLA	Year Built / Renovated	Capital Improvements(3)	Appraised Value	Occupancy (SF/ Units)
Huntington Beach	Huntington Beach, CA	619	115,684	1972 / 2007-2013	$2,267,800	$19,900,000	97% / 97%
Costa Mesa	Costa Mesa, CA	1,079	80,601	1962 / 2007-2013	781,700	14,000,000	94% / 93%
San Marcos	San Marcos, CA	642	108,667	1985 / 2007-2013	1,556,000	10,350,000	89% / 88%
Garden Grove	Garden Grove, CA	345	39,943	1974 / 2007-2013	705,900	3,100,000	83% / 77%
Total / Wtd. Avg. Portfolio		2,685	344,895		$5,311,400	$47,350,000	92% / 90%

(1)	As provided by the borrower and represents occupancy as of March 31, 2014.
(2)	The Allspace Self Storage Portfolio Loan does not permit releases.
(3)	$5.3 million of Capital Improvement were made between 2007 and 2013.

Unit Mix(1)

Property Name	Total GLA	Total Units	Flex Industrial Units
Huntington Beach	115,684	619	37
Costa Mesa	80,601	1,079	0
San Marcos	108,667	642	16
Garden Grove	39,943	345	10
Total	344,895	2,685	63

(1)	As provided by the borrower and represents unit mix as of March 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ALLSPACE SELF STORAGE PORTFOLIO

Market Comparison

Property Name	Monthly Rent per SF	Occupancy(1)	Market Monthly Rent PSF(2)	Market Occupancy(3)	Population(3)	Median Household Income(3)
Huntington Beach	$1.49	96.8%	$1.63	91.6%	123,720	$95,140
Costa Mesa	1.43	92.7%	$1.54	86.5%	136,115	$100,871
San Marcos	0.81	88.0%	$0.99	85.2%	93,693	$70,693
Garden Grove	0.98	76.5%	$1.33	81.9%	328,928	$66,989
Total / Wtd. Avg.	$1.20	90.4%	$1.37	87.3%	140,922	$85,517

(1)	As provided by the borrower and represents occupancy by unit count as of March 31, 2014.
(2)	Source: Appraisals.
(3)	Market Occupancy, Population and Median Household Income based on a three-mile radius per the appraisals.

The following table presents certain information relating to historical leasing at the Allspace Self Storage Portfolio Properties:

Historical Leased %(1)
Property Name	2008	2009	2010	2011	2012	2013	As of 3/31/2014
Huntington Beach	79.0%	78.0%	72.0%	72.0%	82.0%	92.0%	96.8%
Costa Mesa	79.0%	78.0%	72.0%	76.0%	82.0%	90.0%	92.7%
San Marcos	80.0%	80.0%	68.0%	75.0%	78.0%	84.0%	88.0%
Garden Grove	70.0%	66.0%	77.0%	62.0%	69.0%	77.1%	76.5%
Total / Wtd. Avg.	78.1%	76.9%	71.7%	73.0%	79.4%	87.4%	90.4%

(1)	As provided by the borrower and represents occupancy based on units as of December 31, unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Allspace Self Storage Portfolio Properties:

Cash Flow Analysis
	2012	2013	TTM 2/28/2014	Underwritten	Underwritten $ per SF
Base Rent	$3,772,871	$4,135,896	$4,162,658	$4,162,658	$12.07
Gross Up Vacancy(1)	0	0	0	314,939	0.91
Total Rent Revenue	$3,772,871	$4,135,896	$4,162,658	$4,477,597	$12.98
Other Income(2)	141,169	107,543	117,953	117,953	0.34
Less Vacancy & Credit Loss	0	0	0	(314,939)	(0.91)
Effective Gross Income	$3,914,040	$4,243,439	$4,280,611	$4,280,611	$12.41

Total Operating Expenses	$1,233,415	$1,328,990	$1,238,836	$1,456,164	$4.22

Net Operating Income	$2,680,625	$2,914,449	$3,041,775	$2,824,446	$8.19
Replacement Reserves	0	0	0	34,490	0.10
Net Cash Flow	$2,680,625	$2,914,449	$3,041,775	$2,789,957	$8.09

(1)	Vacancy based on actual in place trailing 12-month economic vacancy of 7.0%.
(2)	Other Income consists of income from sale of merchandise and supplies as well as late fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ALLSPACE SELF STORAGE PORTFOLIO

■
Appraisal. According to the appraisals, the Allspace Self Storage Portfolio Properties had an aggregate “as-is” appraised value of $47,350,000 as of an effective date of March 20, 2014. Additionally, the appraiser valued the land of the Allspace Self Storage Portfolio Properties at $20,310,000 or 65.5% of the loan amount.

■
Environmental Matters. The Phase I environmental reports dated April 2014 recommended no further action other than the development and implementation of an operations and maintenance plan for asbestos at all of the Allspace Self Storage Portfolio Properties and an operations and maintenance plan for lead based paint at all of the Allspace Self Storage Portfolio Properties except the San Marcos Property, all of which were in place at origination.

■
The Borrower. The borrower, Allspace Storage, L.P. is a Delaware limited partnership. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Allspace Self Storage Portfolio Loan. The sponsor of the borrower and the non-recourse carveout guarantor is Byron M. Tarnutzer.

Mr. Tarnutzer has over 50 years of real estate experience as an owner, investor, property manager and broker. Mr. Tarnutzer has managed the Allspace Self Storage Properties since developing them between 1962 an 1985. Mr. Tarnutzer has owned and developed 507,000 SF of self storage space, 879,690 SF of mixed use business parks, 216,000 SF of retail centers, 681,050 SF of industrial buildings and 11 multifamily and residential projects all in California.

■
Escrows. On the origination date, the borrower funded aggregate reserves of $83,897 with respect to the Allspace Self Storage Portfolio Properties comprised of (i) $25,834 for real estate taxes, (ii) $49,563 for insurance expenses and (iii) $8,500 for deferred maintenance, which is approximately 118.1% of the expected cost of the required repairs determined in the engineering reports.

On each due date, the borrower is required to fund the following reserves with respect to the Allspace Self Storage Portfolio Properties: (i) a real estate tax reserve in the amount of one-twelfth of the estimated taxes to be paid in the next 12 months, which currently equates to $12,917, (ii) insurance reserve in the amount of one-twelfth of the lender’s estimate of current annual insurance premiums which currently equates to $6,561 and (iii) a replacement reserve in an amount equal to $2,874 ($0.10 PSF annually).

■
Lockbox and Cash Management. The Allspace Self Storage Portfolio Loan is structured with a soft lockbox and springing cash management, with the lockbox being established upon origination. The loan documents require that all rents received by the borrower or the property manager be deposited into the lender controlled lockbox account by the end of the second business day after receipt. On each business day, so long as no event of default or an Allspace Self Storage Portfolio Cash Management Period (as defined below) is continuing, the lockbox bank will remit all amounts contained in the lockbox account to an operating account maintained by the borrower. During an Allspace Self Storage Portfolio Cash Management Period, all funds in the lockbox account are swept each day to the cash management account. On each due date during the continuance of an Allspace Self Storage Portfolio Cash Management Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses (x) during the continuance of an Allspace Self Storage Portfolio Cash Trap Period, be held as additional collateral for the Allspace Self Storage Portfolio Loan or (y) if no Allspace Self Storage Portfolio Cash Trap Period is then continuing, be disbursed to the borrower. During the continuance of an event of default under the Allspace Self Storage Portfolio Loan, the lender is entitled to apply all funds on deposit in the cash management account to amounts payable under the Allspace Self Storage Portfolio Loan in such order of priority as the lender may determine.

An “Allspace Self Storage Portfolio Cash Trap Period” means the period (A) commencing upon (i) the occurrence of an event of default under the loan documents, (ii) the failure by the borrower, after the end of one calendar quarter to maintain a debt service coverage ratio (based on trailing 12 calendar months) of at least 1.10x or (iii) any bankruptcy action of borrower, principal, guarantor or manager and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clause (ii) above, the achievement of a debt service coverage ratio (based on trailing 12 calendar months) of 1.25x or greater for four consecutive calendar quarters or (z) in the case of clause (iii) above in the case of a bankruptcy action of manager only, if the borrower replaces the manager with a qualified manager under a replacement management agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ALLSPACE SELF STORAGE PORTFOLIO

An “Allspace Self Storage Portfolio Cash Management Period” means the period (A) commencing upon (i) the occurrence of an Allspace Self Storage Portfolio Cash Trap Period or (ii) the failure by the borrower, after the end of one calendar quarter to maintain a debt service coverage ratio (based on trailing 12 calendar months) of at least 1.15x and (B) expiring upon (y) in the case of clause (i) above no Allspace Self Storage Portfolio Cash Trap Period has occurred for four consecutive calendar quarters or (z) in the case of clause (ii) above the achievement of a debt service coverage ratio (based on trailing 12 calendar months) of 1.25x or greater for four consecutive calendar quarters.

■
Property Management. The Allspace Self Storage Portfolio Properties are currently owner managed and no property management agreements are currently in effect. Pursuant to the terms of the Allspace Self Storage Portfolio Loan, the Allspace Self Storage Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received. During (i) the continuance of an event of default under the Allspace Self Storage Portfolio Loan, (ii) the continuance of a material default by a property manager under the management agreements (if any) beyond any applicable notice and cure period, (iii) such time that a bankruptcy petition has been filed or other similar action has been taken with respect to a property manager or (iv) the failure by the borrower, after the end of any calendar quarter to maintain a debt service coverage ratio (based on trailing 12 calendar months) of at least 1.10x, the lender may require the borrower to terminate the management agreements (if any) and replace the property manager with a new property manager selected by the borrower (or engage qualified manager if the borrower self-manages), subject to the lender’s reasonable approval, and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Partial Release. The Allspace Self Storage Portfolio Loan does not permit releases.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as the lender determines that either (i) prudent owners of real estate comparable to the Allspace Self Storage Portfolio Properties are maintaining such insurance or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Allspace Self Storage Portfolio Properties, plus 12 months of business interruption insurance. The “all risk” insurance policy is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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CORPORATE PARK AND AIRPARK PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CORPORATE PARK AND AIRPARK PORTFOLIO

Huntsville
Madison
Alabama A&M University
Louis Crews Stadium
JF Drake State Technical College
Oakwood University
Madison Square Mall
University of Alabama-Huntsville
Bridge Street Town Centre
Parkway Place
Joe W Davis Municipal Stadium
Crestwood Medical Center
REDSTONE ARSENAL
HUNTSVILLE INT'L AIRPORT
UNIVERSITY DR NW
HOLMES AVE NW
GOVERNORS DR SW
BOB WALLACE AVE SW
DRAKE AVE SE
PRATT AVE NE
OAKWOOD AVE NW
SPARKMAN DR NW
MASTIN LAKE RD NW
CAPSHAW RD NW
OLD MONROVIA RD NW
RESEARCH PARK BLVD NW
MADISON BLVD
1

Tampa
Citrus Park
Westfield Citrus Park
WESTCHASE
CARROLLWOOD
PLANTATION
SHELDON CHASE
TWELVE OAKS
Town 'N' Country
Egypt Lake
PINECREST WEST PARK
University of South Florida
University Mall
Busch Gardens Tampa
TEMPLE TERRACE
TAMPA EXECUTIVE AIRPORT
EAST TAMPA
TAMPA INTERNATIONAL AIRPORT
Raymond James Stadium
International Plaza
TAMPA HEIGHTS
DOWNTOWN TAMPA
St Pete Times Forum
BEACH PARK
Old Tampa Bay
W HILLSBOROUGH AVE
W COLUMBUS DR
W COURTNEY CAMPBELL CSWY
W JOHN F KENNEDY BLVD
SELMON EXPY
2
CARTIFACT

CORPORATE PARK AND AIRPARK PORTFOLIO

1	Corporate Park Office Center I&II	4900-4970 Corporate Drive	Huntsville, AL	35805
2	AirPark North Business Center	4902 & 4952 West Sligh Avenue	Tampa, FL	33634

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CORPORATE PARK AND AIRPARK PORTFOLIO

Mortgaged Property Information(1)		Mortgage Loan Information(2)
Number of Mortgaged Properties	2	Loan Seller		CCRE
Location (City/State)	Various	Cut-off Date Principal Balance(3)		$21,600,000
Property Type	Office / Industrial	Cut-off Date Principal Balance per SF(3)		$82.46
Size (SF)	261,951	Percentage of Initial Pool Balance(3)		2.2%
Total Occupancy as of 5/5/2014	90.1%	Number of Related Mortgage Loans		2
Owned Occupancy as of 5/5/2014	90.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1986,1988, 2006 / 2011,2012	Mortgage Rate		4.5945%
Appraised Value	$30,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
Underwritten Revenues	$3,385,523
Underwritten Expenses	$1,124,198	Escrows(3)
Underwritten Net Operating Income (NOI)	$2,261,325		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,941,511	Taxes	$127,917	$17,167
Cut-off Date LTV Ratio(3)	70.1%	Insurance	$52,122	$7,900
Maturity Date LTV Ratio(3)	58.5%	Replacement Reserves	$0	$4,366
DSCR Based on Underwritten NOI / NCF(3)	1.70x / 1.46x	TI/LC(4)	$250,000	$21,829
Debt Yield Based on Underwritten NOI / NCF(3)	10.5% / 9.0%	Other(5)	$103,313	$0

Sources and Uses(3)
Sources	$	%	Uses	$	%
Loan Amount	$21,600,000	100.0%	Loan Payoff	$16,362,998	75.8%
			Principal Equity Distribution	4,367,066	20.2
			Reserves	533,352	2.5
			Closing Costs	336,584	1.6
Total Sources	$21,600,000	100.0%	Total Uses	$21,600,000	100.0%

(1)
The Corporate Park and AirPark Portfolio consists of two mortgage loans that are cross-collateralized and cross-defaulted, that are secured by the mortgaged properties identified on Annex A to the Free Writing Prospectus as Corporate Park Office Center I&II and AirPark North Business Center.

(2)
Each of the mortgage loans in the Corporate Park and AirPark Portfolio crossed loan group may be released from the cross-collateralization and cross-default arrangement provided certain conditions are satisfied. See “Description of the Mortgage Pool–Certain Terms of the Mortgage Loans–Partial Releases and Substitution” in the Free Writing Prospectus.

(3)	Presented as the aggregate of Corporate Park Office Center I&II Loan and AirPark North Business Center Loan. See “—Escrows” below.
(4)	TI/LC reserve is capped at $600,000, taking into account the amount on reserve for both loans combined. See “—Escrows” below.
(5)	Other upfront reserve represents a deferred maintenance reserve. See “—Escrows” below.

■
The Mortgage Loans. The mortgage loans (the “Corporate Park Office Center I&II Loan” and the “AirPark North Business Center Loan,” together, the “Corporate Park and AirPark Portfolio Loans”) are cross-collateralized and cross-defaulted with one another and each are evidenced by a note in the original principal amount of $15,000,000 and $6,600,000, respectively, and are secured by first mortgages encumbering one office property located in Huntsville, Alabama and one industrial property in Tampa, Florida (the “Corporate Park Property” and the “AirPark North Business Center Property,” together, the “Corporate Park and AirPark Portfolio Properties”). The Corporate Park and AirPark Portfolio Loans were originated by CCRE on May 20, 2014 and represent approximately 2.2% of the Initial Pool Balance. The Corporate Park and AirPark Portfolio Loans have an aggregate outstanding principal balance as of the Cut-off Date of $21,600,000 and have an interest rate of 4.5945% per annum. The borrowers utilized proceeds of the Corporate Park and AirPark Portfolio Loans to refinance existing debt on the Corporate Park and AirPark Portfolio Properties, to return equity to the borrower sponsor, to pay closing costs and to fund reserves.

Each of the Corporate Park and AirPark Portfolio Loans has an initial and remaining term of 120 months. The Corporate Park and AirPark Portfolio Loans require payments of interest only for the initial 12 months of the loan term and then payments of principal and interest based on a 30-year amortization schedule for the remainder of the loan term. The Corporate Park and AirPark Portfolio Loans are scheduled to mature on June 6, 2024. The Corporate Park Office Center I&II Loan and the AirPark North Business Center Loan may both be voluntarily prepaid in full after the second anniversary of the securitization Closing Date so long as such prepayment is accompanied by the applicable yield maintenance premium. Voluntary prepayment of the Corporate Park Office Center I&II Loan and the AirPark North Business Center Loan is permitted on or after March 6, 2024 without a payment of any yield maintenance premium.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CORPORATE PARK AND AIRPARK PORTFOLIO

Furthermore, the Corporate Park Office Center I&II Loan and the AirPark North Business Center Loan may be released from the cross-collateralization and cross-default arrangement two years after the securitization Closing Date if: (i) one of the two loans is being prepaid in full and the borrower paying off its loan pays the applicable release price (110% of the outstanding principal balance for the Corporate Park Office Center I&II Loan or 100% of the outstanding principal balance for the AirPark North Business Center Loan) plus a yield maintenance premium, (ii) no event of default exists, (iii) the debt yield for the loan not being prepaid is at least 9%, (iv) the loan-to-value ratio for the property securing such remaining loan is lower than 75%, (v) the prepayment occurs contemporaneously with an arm’s length bona fide cash sale of the property corresponding to the applicable loan that is subject to the prepayment, and (vi) delivery of a REMIC opinion and Rating Agency confirmation. If the loan-to-value ratio for the remaining loan is greater than 75%, the borrower may prepay a portion of such remaining loan by the lowest amount that would be necessary to satisfy the loan to value ratio, which prepayment must be accompanied by the payment of a yield maintenance premium. In connection with the prepayment of the Corporate Park Office Center I&II Loan, any excess proceeds received by the lender are required to be either applied to reduce the principal balance of the AirPark North Business Center Loan, with yield maintenance premium or held as additional collateral for the AirPark North Business Center Loan, at the borrower’s election.

■
The Mortgaged Properties. The Corporate Park and AirPark Portfolio Properties consist of one office property located in Huntsville, Alabama and one industrial property in Tampa, Florida, totaling 261,951 SF.

Corporate Park Office Center I&II (70.6% of GLA; 74.5% of Underwritten Base Rent)
The Corporate Park Property is an eight-building, 184,811 SF, multi-tenant Class B office complex located in the Cummings Research Park in Huntsville, Alabama. The improvements were constructed in 1986 and 1988 and renovated from 2011 to 2012 on a 23.0 acre site and feature 863 parking spaces.

As of May 5, 2014, the Total Occupancy and Owned Occupancy at the Corporate Park Property were both 86.0%. The Corporate Park Property is occupied by 34 tenants, with no tenant representing more than 8.6% of the property’s GLA and 10.2% of the property’s Underwritten Base Rent. In particular, five of the tenants are rated investment-grade, representing approximately 29.7% of GLA and 34.3% of Underwritten Base Rent at the Corporate Park Property.

The two largest tenants, Arrow Electronics (rated BBB-/Baa3/BBB- by Fitch/MIS/S&P) and Johnson Controls, Inc. (rated NR/Baa1/BBB+ by Fitch/MIS/S&P), representing 16.7% of the property’s GLA, are Fortune 500 Companies. Arrow Electronics is a provider of products, services and solutions to industrial and commercial users of electronic components and enterprise computing solutions, with 2013 sales of $21.4 billion. Johnson Controls, Inc. is a diversified technology and industrial company that focuses on building efficiencies and energy management as well as automotive batteries and automotive interior design.

AirPark North Business Center (29.4% of GLA; 25.5% of Underwritten Base Rent)
The AirPark North Business Center Property is a two-building, 77,140 SF, multi-tenant Class A industrial flex complex located in Tampa, Florida. The improvements were constructed in 2006 and renovated from 2011 to 2012 on a 6.1 acre site and feature 238 parking spaces.

As of May 5, 2014, the Total Occupancy and Owned Occupancy at the AirPark North Business Center Property were both 100.0%. The AirPark North Business Center Property is occupied by two tenants, with One Touch Direct representing 68.5% of the property’s GLA and 64.8% of the property’s Underwritten Base Rent. Headquartered at the AirPark North Business Center Property, One Touch Direct, LLC offers call center support with over 2,000 employees. The second tenant, Times Publishing Co., is Florida’s largest daily newspaper by circulation and has been part of the Tampa Bay community for more than 125 years.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CORPORATE PARK AND AIRPARK PORTFOLIO

The following table presents certain information relating to the tenants at the Corporate Park and AirPark Portfolio Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Property	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
One Touch Direct, LLC(2)	AirPark	NR / NR / NR	52,815	20.2%	$554,558	17.2%	$10.50	11/30/2021	NA
Times Publishing Co.	AirPark	NR / NR / NR	24,325	9.3	267,575	8.3	11.00	1/31/2018	2, 5-year options
Arrow Electronics	Corporate Park	BBB- / Baa3 / BBB-	15,979	6.1	246,471	7.6	15.42	7/31/2015	2, 3-year options
Johnson Controls, Inc.	Corporate Park	NR / Baa1 / BBB+	14,941	5.7	207,755	6.4	13.91	7/31/2016	1, 3-year option
Alabama Department of Revenue(3)	Corporate Park	NR / Aa1 / AA	11,862	4.5	177,930	5.5	15.00	6/30/2020	NA
EADS	Corporate Park	NR / NR / NR	9,240	3.5	162,254	5.0	17.56	1/31/2015	2, 1-year options
Shearer & Associates, Inc.	Corporate Park	NR / NR / NR	8,964	3.4	154,267	4.8	17.21	6/30/2016	NA
Tennessee Valley Authority(4)	Corporate Park	NR / Aaa / AA+	8,216	3.1	130,179	4.0	15.84	9/30/2016	2, 1-year options
Layer 8 Technology, Inc.	Corporate Park	NR / NR / NR	8,525	3.3	129,532	4.0	15.19	MTM	NA
Brockwell Technologies, Inc.	Corporate Park	NR / NR / NR	7,188	2.7	117,307	3.6	16.32	7/31/2015	2, 3-year options
Ten Largest Tenants			162,055	61.9%	$2,147,828	66.5%	$13.25
Remaining Tenant			73,975	28.2	1,080,293	33.5	14.60
Vacant			25,921	9.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants			261,951	100.0%	$3,228,121	100.0%	$13.68

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
A full excess cash flow sweep will occur, with respect to the AirPark North Business Center Loan, upon the date which is the earlier to occur of (i) twelve months prior to One Touch Direct, LLC’s lease expiration or (ii) the date One Touch Direct, LLC is required to give notice of its intent to renew or terminate its lease, fails to continuously operate, becomes the subject of a bankruptcy action, gives notice of its intent to vacate or terminates its lease.

(3)	Alabama Department of Revenue has the right to terminate its lease at the end of any fiscal year of the State of Alabama if state legislature fails to fund the appropriate funds for the tenant.
(4)	Tennessee Valley Authority has the right to terminate its lease any time with 180 days prior written notice.

The following table presents the lease rollover schedule at the Corporate Park and AirPark Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	10,800	4.1%	4.1%	$167,304	5.2%	$15.49	2
2014	12,892	4.9	9.0%	189,649	5.9	14.71	6
2015	58,547	22.4	31.4%	876,405	27.1	14.97	10
2016	51,191	19.5	50.9%	805,727	25.0	15.74	10
2017	13,598	5.2	56.1%	188,973	5.9	13.90	5
2018	24,325	9.3	65.4%	267,575	8.3	11.00	1
2019	0	0.0	65.4%	0	0.0	0.00	0
2020	11,862	4.5	69.9%	177,930	5.5	15.00	1
2021(2)	52,815	20.2	90.1%	554,558	17.2	10.50	1
2022	0	0.0	90.1%	0	0.0	0.00	0
2023	0	0.0	90.1%	0	0.0	0.00	0
2024	0	0.0	90.1%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	90.1%	0	0.0	0.00	0
Vacant	25,921	9.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	261,951	100.0%		$3,228,121	100.0%	$13.68	36

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date that are not considered in this lease expiration schedule.
(2)
A full excess cash flow sweep will occur with respect to the AirPark North Business Center Loan upon the date which is the earlier to occur of (i) twelve months prior to One Touch Direct, LLC’s lease expiration or (ii) the date One Touch Direct, LLC is required to give notice of its intent to renew or terminate its lease, fails to continuously operate, becomes the subject of a bankruptcy action, gives notice of its intent to vacate or terminates its lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CORPORATE PARK AND AIRPARK PORTFOLIO

The following table presents certain information relating to historical leasing at the Corporate Park and AirPark Portfolio Properties:

Historical Leased %(1)
Property	2011	2012	2013	As of 5/5/2014
Corporate Park Office Center I&II	88.0%	89.0%	86.0%	86.0%
AirPark North Business Center	100.0%	100.0%	100.0%	100.0%
Wtd. Avg. Portfolio	91.5%	92.2%	90.1%	90.1%

(1)	As provided by the borrowers and represents occupancy as of December 31, unless otherwise indicated.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Corporate Park and AirPark Portfolio Properties:

Cash Flow Analysis
	2011	2012	2013	TTM 3/1/2014	Underwritten	Underwritten $ per SF
Base Rent(1)	$3,591,365	$3,484,217	$3,430,568	$3,515,281	$3,228,121	$12.32
Gross Up Vacancy	0	0	0	0	401,776	1.53
Total Rent Revenue	$3,591,365	$3,484,217	$3,430,568	$3,515,281	$3,629,896	$13.86
Total Reimbursables	277,616	266,700	287,622	280,646	263,076	1.00
Other Income	3,128	1,672	5,501	4,343	360	0.00
Less Vacancy & Credit Loss(2)	0	0	0	0	(507,809)	(1.94)
Effective Gross Income	$3,872,109	$3,752,589	$3,723,691	$3,800,270	$3,385,523	$12.92

Total Operating Expenses	$1,163,095	$1,066,574	$1,123,032	$1,178,244	$1,124,198	$4.29

Net Operating Income	$2,709,014	$2,686,015	$2,600,659	$2,622,026	$2,261,325	$8.63
TI/LC	261,951	261,951	261,951	261,951	261,951	1.00
Capital Expenditures	57,863	57,863	57,863	57,863	57,863	0.22
Net Cash Flow	$2,389,201	$2,366,202	$2,280,845	$2,302,212	$1,941,511	$7.41

(1)
Underwritten Base Rent includes contractual rent steps ($45,435) through March 31, 2015 at the Corporate Park Property as well as mark-to-market adjustments ($32,839) for above market rents at the AirPark North Business Center Property.

(2)
Underwriting reflects an economic vacancy of 10.0% and 13.0% for the AirPark North Business Center Property and Corporate Park Property, respectively. The AirPark North Business Center Property and Corporate Park Property were 100.0% and 86.0% occupied as of May 5, 2014, respectively.

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Appraisal.  According to the appraisals, the Corporate Park and AirPark Portfolio Properties had a combined “as-is” appraised value of $30,800,000 as of an effective date as of March 24, 2014 and March 26, 2014.

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Environmental Matters.  According to the Phase I environmental reports, dated April 2, 2014 and April 8, 2014, there are no recognized environmental conditions or recommendations for further action at the Corporate Park and AirPark Portfolio Properties, other than the implementation of an operations and maintenance program for asbestos-containing material at the Corporate Park Property, which is currently in-place.

■	Market Overview and Competition.

Corporate Park Office Center I&II

The Corporate Park Property is located in the Cummings Research Park in Huntsville, Alabama. Over 300 companies and 29,000 workers are located within the Cummings Research Park. Interstate 565, the primary east-west freeway, is located within 5.0 miles of the Corporate Park Property and provides access to Interstate-65 as well as US 72. As of 2013, the population within a five-mile radius of the Corporate Park Property was 109,527 with an average household income of $58,657.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CORPORATE PARK AND AIRPARK PORTFOLIO

According to the appraisal, in 2013 the Huntsville office market reported an inventory of approximately 18.1 million SF, with a vacancy rate of 12.4%. For the same time period, the Cummings Research Park submarket reported an inventory of approximately 7.7 million SF, with a vacancy rate of 9.3%. The concluded average market rent for the Corporate Park Property is $15.50, which is in-line with the in-place rent of $15.06.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Corporate Park Property:

Competitive Set(1)
	Corporate Park Property	Progress Center	Research West Office Center	Research Park Office Center	Research Place GSA
Miles	NAP	1.8	2.7	2.0	0.4
Year Built	1986, 1988	1989	2012	1984	1980
Total NRA	184,811	225,000	22,000	57,000	272,500
Total Occupancy	86%	99%	18%	92%	66%
Asking Rent	$15.06	$14.50	$13.50-$15.50	$14.75	$17.50

(1)	Source: Appraisal.

AirPark North Business Center

The AirPark North Business Center Property is located in Tampa, the second most populous metropolitan area in the state of Florida. The AirPark North Business Center Property is located within 3.0 miles of Veterans Expressway, which connects to Interstate 275. Interstate 275 provides access from southern Pinellas County, across Tampa Bay and into Hillsborough County. As of 2013, the population within a five-mile radius of the AirPark North Business Center Property was 266,371 with an average household income of $56,943.

According to the appraisal, in 2013 the Westshore/Airport office market reported an inventory of approximately 5.2 million SF, with a vacancy rate of 12.5%. The concluded average market rent for the AirPark North Business Center Property is $10.87, which is below with the in-place rent of $12.97.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the AirPark North Business Center Property:

Competitive Set(1)
	AirPark North Business Center Property	Sunstate Center Park	Thompson Center	Thompson Center II	Benjamin Center	Executive Industrial Park
Miles	NAP	2.3	2.3	1.5	1.9	2.3
Year Built	2006	1985	1990	1995	1985	2000
Total NRA	77,140	73,445	290,490	60,338	54,112	200,000
Total Occupancy	100%	84%	81%	90%	96%	84%
Asking Rent	$12.97	$8.50-$10.00	$8.00-$11.00	$5.85-$9.50	$8.95-$8.95	$5.95-$8.00

(1)	Source: Appraisal.

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The Borrower.  The borrower of the Corporate Park Office Center I&II Loan, FGH Corporate Park, LTD., is an Alabama limited partnership. The borrower of the AirPark North Business Center Loan, PCC Airpark LLC, is a Florida limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Corporate Park and AirPark Portfolio Loans. The guarantor of the non-recourse carveouts under the Corporate Park and AirPark Portfolio Loans is Gary Felsher, the president of FGH Investments. FGH Investments’ portfolio includes apartment complexes, shopping centers, industrial and office buildings located in New York, Delaware, Texas, Florida, Utah, Indiana, Alabama and the Bahamas.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CORPORATE PARK AND AIRPARK PORTFOLIO

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Escrows.  On the origination date, the borrowers funded aggregate reserves of $533,352 with respect to the Corporate Park and AirPark Portfolio Properties, comprised of (i) $127,917 for real estate taxes, (ii) $52,122 for insurance expenses, (iii) $250,000 for future tenant improvement and leasing commission expenses and (iv) $103,313 for deferred maintenance, which represents 125% of the engineer’s recommendation.

On each due date, the borrowers are required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in an amount equal to $4,366 ($0.20 PSF annually) and (iv) a tenant improvement and leasing commission reserve in the amount of $21,829, capped at $600,000 (taking into account the amount on reserve for both loans combined) so long as 82.0% of the Corporate Park Property is occupied, no event of default has occurred, and the loans are still subject to cross-collateralization. Amounts available in the tenant improvement and leasing commission reserve for one loan may be used for approved leasing expenses for the other loan. Each of the other reserves, however, will only be disbursed for the loan for which such reserve was established.

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Lockbox and Cash Management.  The Corporate Park and AirPark Portfolio Loans are structured with a springing lockbox and springing cash management. Upon the first occurrence of a Cash Management Period, the loan documents require each borrower to establish a lender-controlled lockbox account and to direct tenants at the Corporate Park and AirPark Portfolio Properties to pay their rents directly to the lender-controlled lockbox account. After the lockbox accounts are established and effective, the loan documents also require each borrower and its property manager to deposit within two business days all revenues derived from each applicable property and received by such borrower or property manager into the lender-controlled lockbox account. During the continuance of a Cash Management Period, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and funding of monthly escrows with any excess (i) to be held by lender as additional security for the loan if a Cash Trap Period exists, or (ii) to be paid to the applicable borrower if no Cash Trap Period exists.

A “Cash Management Period” means a period that (a) commences on: (i) the occurrence of any Cash Trap Period; (ii) the failure by both borrowers (on an aggregate basis), after the end of two calendar quarters, to maintain a debt service coverage ratio of at least 1.10x based on the trailing 12-month net operating income; or (iii) the occurrence of a Lease Trigger Period; and (b) ends if, for two consecutive calendar quarters since the commencement of the existing Cash Management Period (A) no Cash Trap Period, default or event of default has occurred or remains in effect during such period, (B) no other Cash Management Period is then in effect and no event that would trigger another Cash Management Period has occurred; (C) the debt service coverage ratio for both borrowers (on an aggregate basis) has been at least equal to 1.15x for the trailing 12-month period; and (D) the Lease Trigger Period, if previously commenced, has terminated.  If a Cash Management Period occurs under one loan, then a Cash Management Period is deemed to exist under the other loan.

A “Cash Trap Period” means a period that (a) commences on: (i) the occurrence of any event of default; (ii) (A) any bankruptcy action of a borrower, its principal or guarantor has occurred or (B) any bankruptcy event of the property manager has occurred and such property manager is not replaced with a qualified property manager within 60 days; or (iii) the failure by both borrowers (on an aggregate basis), after the end of two calendar quarters, to maintain a debt service coverage ratio of at least 1.10x based on the trailing 12-month net operating income; and (b) ends if: (i) in the case of the foregoing clause (a)(i), the lender accepts a cure of such event of default and no other event of default exists; (ii) in the case of a bankruptcy action of the property manager only, such property manager is replaced with a qualified property manager; or (iii) in the case of the foregoing clause (a)(iii), for two consecutive calendar quarters, the debt service coverage ratio for both borrowers (on an aggregate basis) has been at least equal to 1.15x for the trailing 12-month period. If a Cash Trap Period occurs under one loan, then a Cash Trap Period is deemed to exist under the other loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CORPORATE PARK AND AIRPARK PORTFOLIO

A “Lease Trigger Period” means the date which is the earlier to occur of (i) twelve months prior to One Touch Direct, LLC’s lease expiration or (ii) the date One Touch Direct, LLC (a) is required to give notice of its intent to renew or terminate its lease, (b) fails to continuously operate, (c) becomes the subject of a bankruptcy action, (d) gives notice of its intent to vacate or (e) terminates its lease. A Lease Trigger Period terminates when (i) an acceptable lease extension by One Touch Direct, LLC is delivered to lender or (ii) an acceptable replacement lease is executed for the One Touch Direct, LLC space.

During a Lease Trigger Period, excess cash for the AirPark North Business Center Loan will be deposited into an occupancy reserve for such loan and such reserve funds may be utilized to pay approved leasing expenses associated with the One Touch Direct, LLC space.

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Property Management. The Corporate Park Property and AirPark North Business Center Property are currently managed by Chase Commercial Real Estate Services, Inc. and FGH Management Group, LLC, respectively, pursuant to certain management agreements. Pursuant to the terms of the Corporate Park and AirPark Portfolio Loans, the Corporate Park and AirPark Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received. During or upon any of (i) the continuance of an event of default under the Corporate Park and AirPark Portfolio Loans, (ii) the continuance of a material default by the property manager under the management agreements beyond any applicable notice and cure period, (iii) the filing of a bankruptcy petition or a similar event with respect to the property manager or (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the applicable borrower to terminate the applicable management agreement and replace the property manager with a new property manager selected by such borrower, subject to the lender’s reasonable approval, and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted

■
Terrorism Insurance.  The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as lender determines that either (i) prudent owners of real estate comparable to the Corporate Park and AirPark Portfolio Properties are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Corporate Park and AirPark Portfolio Properties, plus 12 months of business interruption coverage. The “all-risk” insurance policy that provides coverage for terrorism is required to contain a deductible that is acceptable to the lender and is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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MACCABEES CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Southfield, Michigan	Cut-off Date Principal Balance		$21,500,000
Property Type	Office	Cut-off Date Principal Balance per SF		$59.68
Size (SF)	360,280	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 5/1/2014	80.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2014	80.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1985, 1988 / 2013	Mortgage Rate		4.7190%
Appraised Value	$30,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	David W. Schostak
Underwritten Revenues	$5,662,005
Underwritten Expenses	$2,869,997	Escrows
Underwritten Net Operating Income (NOI)	$2,792,007		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,279,196	Taxes	$489,485	$54,387
Cut-off Date LTV Ratio	70.0%	Insurance(2)	$0	$0
Maturity Date LTV Ratio	57.1%	Replacement Reserves	$0	$7,506
DSCR Based on Underwritten NOI / NCF	2.08x / 1.70x	TI/LC(3)	$0	$37,500
Debt Yield Based on Underwritten NOI / NCF	13.0% / 10.6%	Other(4)	$113,747	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,500,000	100.0%	Loan Payoff	$20,682,086	96.2%
			Reserves	603,232	2.8
			Closing Costs	167,832	0.8
			Principal Equity Distribution	46,850	0.2
Total Sources	$21,500,000	100.0%	Total Uses	$21,500,000	100.0%

(1)	David W. Schostak is the guarantor of the non-recourse carveouts under the Maccabees Center Loan.
(2)	Insurance reserves waived under a blanket insurance policy.
(3)	TI/LC reserves are capped at $2,000,000.
(4)	Other upfront reserves represent outstanding tenant improvement allowances for Computer Sciences Corporation ($81,580) and Hanover Insurance Co. ($32,167).

The following table presents certain information relating to the tenants at the Maccabees Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Doner	NR / NR / NR	126,006	35.0%	$2,331,111	44.4%	$18.50	12/31/2020	NA
Sullivan, Ward, Asher & Patton	NR / NR / NR	42,000	11.7	987,000	18.8	23.50	2/28/2020	1, 5-year option
Real Estate One	NR / NR / NR	40,346	11.2	709,137	13.5	17.58	12/31/2021	1, 5-year option
Computer Sciences Corporation(2)	BBB / Baa2 / BBB+	20,094	5.6	267,279	5.1	13.30	10/31/2019	1, 5-year option
Hanover Insurance Co.(3)	BBB- / Baa3 / BBB-	13,483	3.7	215,728	4.1	16.00	2/28/2019	1, 5-year option
Globe Midwest	NR / NR / NR	10,610	2.9	169,760	3.2	16.00	12/31/2016	NA
Fluid Routing Solutions(4)(5)	NR / NR / NR	8,089	2.2	117,291	2.2	14.50	9/30/2016	1, 3-year option
Buckfire & Buckfire(6)	NR / NR / NR	5,845	1.6	113,978	2.2	19.50	3/15/2017	1, 3-year option
Ponto & Associates(7)	NR / NR / NR	3,963	1.1	65,390	1.2	16.50	11/30/2023	NA
Reassure America Life Insurance	AA- / A1 / AA	3,975	1.1	61,613	1.2	15.50	12/31/2016	1, 5-year option
Ten Largest Tenants		274,411	76.2%	$5,038,285	95.9%	$18.36
Remaining Owned Tenants		15,304	4.2	215,121	4.1	14.06
Vacant		70,565	19.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		360,280	100.0%	$5,253,406	100.0%	$18.13

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Computer Sciences Corporation may terminate 4,026 SF of space after June 30, 2017 with six months’ prior written notice and payment of a termination fee equal to unamortized rent abatement, tenant improvements and leasing costs.

(3)
Hanover Insurance Co. may terminate its lease after February 18, 2017 with nine months’ prior written notice and payment of a termination fee equal to unamortized rent abatement, tenant improvements and leasing costs.

(4)	Fluid Routing Solutions may terminate its lease at any time with six months’ prior written notice and payment of unamortized leasing costs.
(5)
Fluid Routing Solutions occupies 8,089 SF of space but utilizes and pays rent on 7,270 SF of space. Fluid Routing Solutions has the option to utilize the remaining 819 SF and would be required to pay additional base rent for that space.

(6)	Buckfire & Buckfire may terminate its lease after March 15, 2015 upon written notice no later than June 15, 2014.
(7)
If the borrower is unable to accommodate Ponto & Associates’ need for additional space, Ponto & Associates will have a one-time right to terminate, effective at the end of any month with 12 months prior written notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MACCABEES CENTER

The following table presents the lease rollover schedule at the Maccabees Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,000	0.8%	0.8%	$39,000	0.7%	$13.00	1
2014	0	0.0	0.8%	0	0.0	0.00	0
2015	8,754	2.4	3.3%	113,943	2.2	13.02	3
2016	22,824	6.3	9.6%	354,741	6.8	15.54	4
2017	5,845	1.6	11.2%	113,978	2.2	19.50	1
2018	3,400	0.9	12.2%	56,100	1.1	16.50	1
2019	33,577	9.3	21.5%	483,007	9.2	14.39	3
2020	168,006	46.6	68.1%	3,318,111	63.2	19.75	3
2021	40,346	11.2	79.3%	709,137	13.5	17.58	2
2022	0	0.0	79.3%	0	0.0	0.00	0
2023	3,963	1.1	80.4%	65,390	1.2	16.50	1
2024	0	0.0	80.4%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	80.4%	0	0.0	0.00	0
Vacant	70,565	19.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	360,280	100.0%		$5,253,406	100.0%	$18.13	19

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Maccabees Center Property:

Historical Leased %(1)
2009	2010	2011	2012(2)	2013	As of 5/1/2014
96.0%	96.4%	97.5%	74.4%	79.6%	80.4%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise indicated.
(2)
Decrease in occupancy attributed to a major tenant, Royal Maccabees, vacating the property. Royal Maccabees occupied 157,000 square feet (43.6% of GLA) at the property. Royal Maccabees was acquired by Reassure America Life Insurance in 2012 and was subsequently relocated.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Maccabees Center Property:

Cash Flow Analysis(1)
	2011	2012(2)	2013	Underwritten(3)	Underwritten $ per SF
Base Rent	$5,850,893	$4,873,740	$4,486,058	$5,253,406	$14.58
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	1,316,651	3.65
Total Rent	$5,850,893	$4,873,740	$4,486,058	$6,570,057	$18.24
Total Reimbursables	2,303,654	438,691	403,466	437,075	1.21
Other Income	57,213	46,295	84,799	33,300	0.09
Less Vacancy & Credit Loss	0	0	0	(1,378,427)	(3.83)
Effective Gross Income	$8,211,760	$5,358,726	$4,974,323	$5,662,005	$15.72

Total Operating Expenses	$3,103,109	$3,033,279	$2,879,223	$2,869,997	$7.97

Net Operating Income	$5,108,651	$2,325,447	$2,095,100	$2,792,007	$7.75
TI/LC	0	0	0	422,741	1.17
Capital Expenditures	0	0	0	90,070	0.25
Net Cash Flow	$5,108,651	$2,325,447	$2,095,100	$2,279,196	$6.33

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Decrease in Effective Gross Income attributed to a major tenant, Royal Maccabees, vacating the property. Royal Maccabees occupied 157,000 square feet (43.6% of GLA) at the subject property. Royal Maccabees was acquired by Reassure America Life Insurance in 2012 and was subsequently relocated.

(3)	Underwritten cash flow based on contractual rents as of 5/1/2014 and rent steps through 6/30/2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHFORD APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Shelby Township, Michigan	Cut-off Date Principal Balance		$18,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$100,000.00
Size (Units)	180	Percentage of Initial Pool Balance		1.9%
Total Occupancy as of 2/28/2014	95.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/28/2014	95.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012 / NAP	Mortgage Rate		4.5920%
Appraised Value	$24,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Michael A. Chirco
Underwritten Revenues	$2,577,215
Underwritten Expenses	$877,734	Escrows
Underwritten Net Operating Income (NOI)	$1,699,482		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,654,482	Taxes	$163,393	$24,757
Cut-off Date LTV Ratio	75.0%	Insurance	$35,081	$2,699
Maturity Date LTV Ratio	60.8%	Replacement Reserves(2)	$0	$3,750
DSCR Based on Underwritten NOI / NCF	1.54x / 1.50x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.4% / 9.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	100.0%	Loan Payoff	$16,712,419	92.8%
			Principal Equity Distribution	747,632	4.2
			Closing Costs	341,476	1.9
			Reserves	198,474	1.1
Total Sources	$18,000,000	100.0%	Total Uses	$18,000,000	100.0%

(1)      Michael A. Chirco is the guarantor of the non-recourse carveouts under the Ashford Apartments loan.
(2)      The replacement reserve is capped at $225,000.

The following table presents certain unit and rent information relating to the Ashford Apartments Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit
Bloomfield 2 Bed / 2 Bath	60	1,567	$1,360	$1,290
Arlington 2 Bed / 2 Bath	60	1,451	$1,310	$1,243
Carriage 2 Bed / 2 Bath	60	1,310	$1,190	$1,129
Total / Wtd. Avg.	180	1,443	$1,287	$1,221

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the Ashford Apartments Property:

Historical Leased %(1)
2012(2)	2013	As of 2/28/2014
83.8%	97.8%	95.6%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise specified
(2)	The Ashford Apartments Property was built in 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHFORD APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Ashford Apartments Property:

Cash Flow Analysis(1)
	2012	2013	TTM 2/28/2014	Underwritten	Underwritten $ per Unit
Base Rent	$1,219,724	$2,540,512	$2,605,628	$2,604,110	$14,467
Gross Up Vacancy	0	0	0	175,090	973
Gross Potential Rent	$1,219,724	$2,540,512	$2,605,628	$2,779,200	$15,440
Vacancy, Credit Loss & Concessions(2)	(51,950)	(102,850)	(104,650)	(276,286)	(1,535)
Total Rent Revenue	$1,167,774	$2,437,662	$2,500,978	$2,502,914	$13,905
Other Revenue(3)	63,227	75,603	74,301	74,301	413
Effective Gross Income	$1,231,001	$2,513,265	$2,575,279	$2,577,215	$14,318

Total Operating Expenses	$128,225	$777,313	$811,931	$877,734	$4,876

Net Operating Income	$1,102,776	$1,735,952	$1,763,348	$1,699,482	$9,442
Capital Expenditures	0	0	0	45,000	250
Net Cash Flow	$1,102,776	$1,735,952	$1,763,348	$1,654,482	$9,192

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Vacancy, Credit Loss & Concessions represent 10.0% of Underwritten Gross Potential Rent.  As of February 28, 2014, the Ashford Apartments Property was 4.4% physically vacant.  The Ashford Apartments Property submarket exhibited a multifamily vacancy rate of 2.7% as of fourth quarter 2013 and the appraiser concluded a multifamily vacancy rate of 3.0%.

(3)	Other revenue includes pet fees, garbage collection and cleaning fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLEGE TOWERS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Kent, Ohio	Cut-off Date Principal Balance	$16,460,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$56,955.02
Size (Units)	289	Percentage of Initial Pool Balance	1.7%
Total Occupancy as of 2/18/2014	96.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/18/2014	96.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1968 / NAP	Mortgage Rate	4.5970%
Appraised Value	$22,700,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Michael Priore and Daniel Siegel

Underwritten Revenues	$2,655,545
Underwritten Expenses	$1,215,172	Escrows
Underwritten Net Operating Income (NOI)	$1,440,373	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,340,878	Taxes	$0	$16,824
Cut-off Date LTV Ratio	72.5%	Insurance	$5,346	$2,673
Maturity Date LTV Ratio	58.8%	Replacement Reserves	$0	$8,291
DSCR Based on Underwritten NOI / NCF	1.42x / 1.32x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.1%	Other(2)	$91,072	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,460,000	100.0%	Principal Equity Distribution	$8,712,375	52.9%
			Loan Payoff	7,296,899	44.3
			Closing Costs	354,307	2.2
			Reserves	96,418	0.6
Total Sources	$16,460,000	100.0%	Total Uses	$16,460,000	100.0%

(1)	Michael Priore and Daniel Siegel are the guarantors of the non-recourse carveouts under the College Towers Loan.
(2)	Other upfront reserve represents a deferred maintenance reserve of $91,072.

The following table presents certain information relating to the units and rent at the College Towers Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit	Underwritten Monthly Rent per Unit	Underwritten Rent
1 Bed / 1 Bath	65	547	$557	$553	$553	$431,699
2 Bed / 1 Bath	54	840	$740	$710	$710	460,210
2 Bed / 2 Bath	170	865	$840	$808	$808	1,647,810
Total / Wtd. Avg.	289	789	$758	$732	$732	$2,539,718

(1)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the College Towers Property:

Historical Leased %(1)
2011	2012	2013
97.6%	97.2%	95.7%

(1)	As provided by the borrower and which reflects average occupancy for each year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLEGE TOWERS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the College Towers Property:

Cash Flow Analysis(1)
	2011	2012	2013	Underwritten	Underwritten $ per Unit
Base Rent	$2,373,496	$2,417,919	$2,413,969	$2,478,818	$8,577
Gross Up Vacancy	0	0	0	60,900	211
Goss Potential Rent	$2,373,496	$2,417,919	$2,413,969	$2,539,718	$8,788
Vacancy, Credit Loss & Concessions	0	0	0	(126,986)	(439)
Total Rent Revenue	$2,373,496	$2,417,919	$2,413,969	$2,412,732	$8,349
Other Revenue(2)	196,345	212,169	222,812	242,812	840
Effective Gross Income	$2,569,841	$2,630,088	$2,636,782	$2,655,545	$9,189

Total Operating Expenses	$1,308,031	$1,320,159	$1,304,069	$1,215,172	$4,205

Net Operating Income	$1,261,809	$1,309,929	$1,332,712	$1,440,373	$4,984
Replacement Reserves	0	0	0	99,496	344
Net Cash Flow	$1,261,809	$1,309,929	$1,332,712	$1,340,878	$4,640

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes cable income, application fees, vending income, utility reimbursement, laundry income, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SIMON OFFICE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Bloomfield Township, Michigan	Cut-off Date Principal Balance		$16,182,138
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$277.46
Size (SF)	58,322	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 4/14/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/14/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012-2013 / NAP	Mortgage Rate		4.8420%
Appraised Value	$21,650,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Frank Simon
Underwritten Revenues	$1,960,580
Underwritten Expenses	$464,190	Escrows
Underwritten Net Operating Income (NOI)	$1,496,390		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,470,145	Taxes	$61,142	$15,286
Cut-off Date LTV Ratio	74.7%	Insurance	$3,166	$1,055
Maturity Date LTV Ratio	61.2%	Replacement Reserves	$0	$729
DSCR Based on Underwritten NOI / NCF	1.46x / 1.43x	TI/LC(2)	$0	$1,458
Debt Yield Based on Underwritten NOI / NCF	9.2% / 9.1%	Other(3)	$47,069	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,200,000	100.0%	Loan Payoff	$14,743,023	91.0%
			Principal Equity Distribution	1,036,383	6.4
			Closing Costs	309,217	1.9
			Reserves	111,377	0.7
Total Sources	$16,200,000	100.0%	Total Uses	$16,200,000	100.0%

(1)	Frank Simon is the guarantor of the non-recourse carveouts under the Simon Office Loan.
(2)	TI/LC reserves are capped at $87,480.
(3)
Other upfront reserves represent rent concessions associated with the First Fertility PC lease ($27,789) and the Sports Medicine Assoc. PLC lease ($19,280). First Fertility PC and Sports Medicine Assoc. PLC are in occupancy, paying rent and open for operations in their respective spaces.

The following table presents certain information relating to the tenants at the Simon Office Property:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Simon PLC	NR / NR / NR	15,216	26.1%	$471,696	27.1%	$31.00	5/31/2029	1, 5-year option
Eddie Merlot’s	NR / NR / NR	12,296	21.1	385,000	22.1	31.31	4/30/2028	3, 5-year options
First Fertility PC	NR / NR / NR	12,126	20.8	321,339	18.4	26.50	4/30/2024	2, 5-year options
Roland Berger Strategy Consultants	NR / NR / NR	7,560	13.0	238,140	13.7	31.50	8/31/2022	5, 6-year options
Sports Medicine Assoc. PLC	NR / NR / NR	7,011	12.0	217,341	12.5	31.00	12/31/2023	2, 5-year options
Level One Bank(2)	NR / NR / NR	4,113	7.1	110,000	6.3	26.74	11/30/2031	2, 5-year options
Largest Tenants		58,322	100.0%	$1,743,516	100.0%	$29.89
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		58,322	100.0%	$1,743,516	100.0%	$29.89

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Level One Bank is a ground lease tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SIMON OFFICE

The following table presents the lease rollover schedule at the Simon Office Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	7,560	13.0	13.0%	238,140	13.7	31.50	1
2023	7,011	12.0	25.0%	217,341	12.5	31.00	1
2024	12,126	20.8	45.8%	321,339	18.4	26.50	1
2025 & Thereafter	31,625	54.2	100.0%	966,696	55.4	30.57	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	58,322	100.0%		$1,743,516	100.0%	$29.89	6

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Simon Office Property:

Cash Flow Analysis(1)
	Underwritten	Underwritten $ per SF
Base Rent(2)	$1,743,516	$29.89
Overage Rent	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$1,743,516	$29.89
Total Reimbursables	299,685	5.14
Other Income(3)	49,200	0.84
Less Vacancy & Credit Loss	(131,821)	(2.26)
Effective Gross Income	$1,960,580	$33.62

Total Operating Expenses	$464,190	$7.96

Net Operating Income	$1,496,390	$25.66
TI/LC	17,497	0.30
Capital Expenditures	8,748	0.15
Net Cash Flow	$1,470,145	$25.21

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent based on the in place rent roll dated 4/14/2014.
(3)	Includes parking and storage income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AMERICAN HERITAGE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Gallup, New Mexico	Cut-off Date Principal Balance		$15,250,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$76.67
Size (SF)	198,897	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 4/30/2014	98.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/30/2014	98.6%	Type of Security		Leasehold
Year Built / Latest Renovation	1979 / 2013	Mortgage Rate		4.5470%
Appraised Value	$21,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
		Borrower Sponsor(1)	Hanina Mathalon, Moussa Shaaya and Houshang Shabani
Underwritten Revenues	$2,241,850
Underwritten Expenses	$684,417	Escrows
Underwritten Net Operating Income (NOI)	$1,557,434		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,417,658	Taxes	$39,133	$13,044
Cut-off Date LTV Ratio	70.3%	Insurance	$15,100	$3,020
Maturity Date LTV Ratio	58.5%	Replacement Reserves	$0	$3,315
DSCR Based on Underwritten NOI / NCF	1.67x / 1.52x	TI/LC(2)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.3%	Other(3)	$49,907	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,250,000	100.0%	Loan Payoff	$12,679,541	83.1%
			Principal Equity Distribution	2,230,203	14.6
			Closing Costs	236,116	1.5
			Reserves	104,140	0.7
Total Sources	$15,250,000	100.0%	Total Uses	$15,250,000	100.0%

(1)	Hanina Mathalon, Moussa Shaaya and Houshang Shabani are the guarantors of the non-recourse carveouts under the American Heritage Loan.
(2)	TI/LC reserves are capped at $400,000.
(3)	Other upfront reserves represent ground rent ($28,813) and deferred maintenance ($21,094).

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the American Heritage Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Anchors
Safeway(3)	BBB- / Baa3 / BBB	54,000	27.1%	Yes	$259,203	$4.80	3/31/2019	NA	NA	5, 5-year options
Total Anchors		54,000	27.1%

Jr. Anchors
Big Lots	NR / NR / BBB-	27,376	13.8%	Yes	$197,321	$7.21	1/31/2016	$118	6.1%	2, 5-year options
Pep Boys	NR / NR / B	24,809	12.5	Yes	$251,647	$10.14	1/31/2020	$154	6.6%	2, 10-year options
Fashion Mart	NR / NR / NR	15,000	7.5	Yes	$225,611	$15.04	6/30/2021	NA	NA	1, 5-year option
Family Dollar	NR / Baa3 / BBB-	14,576	7.3	Yes	$142,970	$9.81	12/31/2018	$240	4.1%	4, 5-year options
Boot Barn	NR / NR / NR	12,000	6.0	Yes	$119,649	$9.97	10/31/2018	$143	7.0%	NA
Total Jr. Anchors		93,761	47.1%

Occupied In-line(4)		31,227	15.7%		$539,913	$17.29
Occupied Outparcel/Other(3)		17,109	8.6%		$540,382	$31.58
Vacant Spaces		2,800	1.4%		$0	$0.00
Total Owned SF		198,897	100.0%
Total SF		198,897	100.0%

(1)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(2)	Big Lots and Boot Barn sales are as February 28, 2014. Pep Boys sales are as of September 30, 2013. Family Dollar sales are as of December 31, 2013.
(3)	Safeway (54,000 SF) and McDonald’s (3,600 SF) are on sub-ground leases.
(4)
Tattoo Salon currently occupies 1,200 SF at the property but does not commence base rent payments until March 2015. We cannot assure you that this tenant will commence base rent payments as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AMERICAN HERITAGE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the American Heritage Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Pep Boys	NR / NR / B	24,809	12.5%	$225,000	12.3%	$9.07	1/31/2020	$154	6.6%	2, 10-year options
Fashion Mart	NR / NR / NR	15,000	7.5	182,400	10.0	12.16	6/30/2021	NA	NA	1, 5-year option
Big Lots	NR / NR / BBB-	27,376	13.8	154,000	8.4	5.63	1/31/2016	$118	6.1%	2, 5-year options
Sizzler Restaurants	NR / NR / NR	4,700	2.4	145,128	8.0	30.88	4/30/2021	NA	NA	NA
Giant	NR / NR / NR	600	0.3	135,624	7.4	226.04	6/30/2016	NA	NA	3, 5-year options
Family Dollar	NR / Baa3 / BBB-	14,576	7.3	110,000	6.0	7.55	12/31/2018	$240	4.1%	4, 5-year options
Safeway(3)	BBB- / Baa3 / BBB	54,000	27.1	106,587	5.8	1.97	3/31/2019	NA	NA	5, 5-year options
Big 5	NR / NR / NR	8,407	4.2	95,508	5.2	11.36	11/17/2018	NA	NA	4, 5-year options
Boot Barn	NR / NR / NR	12,000	6.0	91,476	5.0	7.62	10/31/2018	$143	7.0%	NA
Gallup Children’s Dentistry	NR / NR / NR	5,320	2.7	69,160	3.8	13.00	3/31/2018	NA	NA	3, 5-year options
Ten Largest Owned Tenants		166,788	83.9%	$1,314,884	72.1%	$7.88
Remaining Owned Tenants(3)(4)		29,309	14.7	508,689	27.9	17.36
Vacant Spaces (Owned Space)		2,800	1.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		198,897	100.0%	$1,823,573	100.0%	$9.30

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Big Lots and Boot Barn sales are as February 28, 2014. Pep Boys sales are as of September 30, 2013. Family Dollar sales are as of December 31, 2013.
(3)	Safeway (54,000 SF) and McDonald’s (3,600 SF) are on sub-ground leases.
(4)
Tattoo Salon currently occupies 1,200 SF at the property but does not commence base rent payments until March 2015. We cannot assure you that this tenant will commence base rent payments as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the American Heritage Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	3,500	1.8	1.8%	33,090	1.8	9.45	1
2015	0	0.0	1.8%	0	0.0	0.00	0
2016	33,745	17.0	18.7%	402,066	22.0	11.91	5
2017	2,500	1.3	20.0%	40,860	2.2	16.34	2
2018	45,503	22.9	42.9%	445,077	24.4	9.78	6
2019	59,600	30.0	72.8%	199,767	11.0	3.35	3
2020	24,809	12.5	85.3%	225,000	12.3	9.07	1
2021	22,500	11.3	96.6%	389,441	21.4	17.31	3
2022	1,600	0.8	97.4%	28,272	1.6	17.67	1
2023	2,340	1.2	98.6%	60,000	3.3	25.64	1
2024	0	0.0	98.6%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	98.6%	0	0.0	0.00	0
Vacant	2,800	1.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	198,897	100.0%		$1,823,573	100.0%	$9.30	23

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at American Heritage Property:

Historical Leased %(1)
2011	2012	2013
98.5%	96.7%	98.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AMERICAN HERITAGE

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the American Heritage Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 4/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,667,733	$1,644,762	$1,697,163	$1,742,943	$1,823,573	$9.17
Overage Rent	12,364	40,664	28,702	25,860	26,937	0.14
Gross Up Vacancy	0	0	0	0	47,600	0.24
Total Rent	$1,680,096	$1,685,426	$1,725,865	$1,768,803	$1,898,110	$9.54
Total Reimbursables	449,929	376,426	423,630	453,123	453,123	2.28
Other Income(3)	4,511	352	7,825	8,610	8,610	0.04
Vacancy & Credit Loss	0	0	0	0	(117,992)	(0.59)
Effective Gross Income	$2,134,536	$2,062,203	$2,157,320	$2,250,536	$2,241,850	$11.27

Total Operating Expenses	$523,660	$619,171	$637,274	$638,072	$684,417	$3.44

Net Operating Income	$1,610,877	$1,443,032	$1,520,046	$1,612,464	$1,557,434	$7.83
TI/LC	0	0	0	0	99,996	0.50
Capital Expenditures	0	0	0	0	39,779	0.20
Net Cash Flow	$1,610,877	$1,443,032	$1,520,046	$1,612,464	$1,417,658	$7.13

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the April 30, 2014 rent roll with rent steps through October 1, 2014.
(3)	Other income includes late fees and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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BLUEGRASS CORPORATE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Lexington, Kentucky	Cut-off Date Principal Balance		$14,500,000
Property Type	Office	Cut-off Date Principal Balance per SF		$59.96
Size (SF)	241,826	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 12/31/2013	78.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2013	78.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / 2012-2013	Mortgage Rate		4.6500%
Appraised Value	$19,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
		Borrower Sponsor(1)	Donald Woodford Webb, Jr.
Underwritten Revenues	$3,258,483
Underwritten Expenses	$1,573,518	Escrows
Underwritten Net Operating Income (NOI)	$1,684,965		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,396,600	Taxes	$66,000	$11,000
Cut-off Date LTV Ratio	74.4%	Insurance	$8,325	$2,775
Maturity Date LTV Ratio	57.7%	Replacement Reserves	$0	$4,030
DSCR Based on Underwritten NOI / NCF	1.88x / 1.56x	TI/LC(2)	$0	$20,000
Debt Yield Based on Underwritten NOI / NCF	11.6% / 9.6%	Other(3)	$725,796	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,500,000	80.3%	Purchase Price(4)	$17,000,000	94.1%
Principal Equity Contribution	3,556,550	19.7	Reserves	800,121	4.4
			Closing Costs	256,429	1.4
Total Sources	$18,056,550	100.0%	Total Uses	$18,056,550	100.0%

(1)	Donald Woodford Webb, Jr. is the guarantor of the non-recourse carveouts under the Bluegrass Corporate Center Loan.
(2)
The TI/LC reserve is capped at $840,000 subject to at least 88.0% of the total SF of the Bluegrass Corporate Center Property occupied by tenants paying full unabated rent.  The borrower is required to deposit an additional $17,500 monthly on each of the first 12 due dates.

(3)	The borrower deposited an upfront reserve of $594,056 for elevator refurbishment and $131,740 for oustanding tenant improvements associated with recent leasing.
(4)
The $17,000,000 purchase price represents the borrower sponsor’s acquisition of the controlling equity interest in the ownership of the Bluegrass Corporate Center Property, of which the borrower sponsor previously held a non-controlling interest.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Bluegrass Corporate Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Belcan Corporation(2)	NR / NR / NR	29,652	12.3%	$452,193	14.5%	$15.25	4/30/2019	2, 5-year options
United Healthcare(3)	NR / NR / NR	27,081	11.2	420,659	13.4	15.53	1/31/2018	2,3-year options
Sturgill Tuner Barker & Moloney	NR / NR / NR	18,672	7.7	334,976	10.7	17.94	12/31/2018	2, 5-year options
Ward Hocker & Thornton(4)	NR / NR / NR	15,147	6.3	289,728	9.3	19.13	3/31/2019	1, 5-year option
Bowles Rice McDavid Graf & Love	NR / NR / NR	13,897	5.7	274,466	8.8	19.75	6/30/2019	2, 5-year options
Mountjoy Chilton Medley, LLP(5)	NR / NR / NR	8,057	3.3	136,969	4.4	17.00	11/30/2017	2, 5-year options
ARCORP, LLC	NR / NR / NR	7,643	3.2	129,931	4.2	17.00	4/30/2024	2, 5-year options
QX Networking & Design(6)	NR / NR / NR	7,194	3.0	123,521	3.9	17.17	8/31/2021	NA
Premier Executive Centers, Inc.	NR / NR / NR	9,217	3.8	119,821	3.8	13.00	8/31/2019	1, 3-year option
Xspedious	NR / NR / NR	5,575	2.3	116,406	3.7	20.88	7/14/2019	1,5-year option
Ten Largest Owned Tenants		142,135	58.8%	$2,398,669	76.7%	$16.88
Remaining Owned Tenants		47,512	19.6	729,039	23.3	15.34
Vacant Spaces (Owned Space)		52,179	21.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		241,826	100.0%	$3,127,708	100.0%	$16.49

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Belcan Corporation has a one-time option to terminate its lease effective May 1, 2017 with prior notice by November 30, 2016 and payment of a $137,593 termination fee.
(3)
United Healthcare has 2 one-time options to terminate its lease effective August 1, 2015 and August 1, 2016, respectively, with six months prior notice and payment of any remaining unamortized tenant improvements and leasing commissions.

(4)	Approximately 321 SF of the 15,147 SF leased by Ward Hocker & Thornton is occupied on a month to month basis.
(5)
Mountjoy Chilton Medley, LLP has a one-time option to reduce its premises effective November 1, 2015 with six months prior notice and payment of any unamortized tenant improvements and leasing commissions.  Additionally, Mountjoy Chilton Medley, LLP may terminate its lease at any time after November 1, 2017 with nine months prior notice.

(6)	1,827 SF of QX Networking & Design’s GLA expires August 31, 2017 and the remaining 5,322 SF expires August 31, 2021.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BLUEGRASS CORPORATE CENTER

The following table presents certain information relating to the lease rollover schedule at the Bluegrass Corporate Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,595	1.5%	1.5%	$25,035	0.8%	$6.96	11
2014	2,559	1.1	2.5%	44,783	1.4	17.50	1
2015	6,425	2.7	5.2%	103,599	3.3	16.12	3
2016	7,057	2.9	8.1%	110,024	3.5	15.59	3
2017	22,476	9.3	17.4%	379,195	12.1	16.87	6
2018	50,996	21.1	38.5%	853,102	27.3	16.73	3
2019	78,333	32.4	70.9%	1,335,453	42.7	17.05	6
2020	3,818	1.6	72.5%	55,208	1.8	14.46	1
2021	5,322	2.2	74.7%	91,379	2.9	17.17	1
2022	0	0.0	74.7%	0	0.0	0.00	0
2023	0	0.0	74.7%	0	0.0	0.00	0
2024	7,643	3.2	77.8%	129,931	4.2	17.00	1
2025 & Thereafter	1,423	0.6	78.4%	0	0.0	0.00	1
Vacant	52,179	21.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	241,826	100.0%		$3,127,708	100.0%	$16.49	37

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Bluegrass Corporate Center Property:

Historical Leased %(1)(2)
2011	2012	2013
66.0%	74.7%	78.4%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year.
(2)	The Bluegrass Corporate Center Property has experienced an increase in occupancy as a result of ongoing renovations that began in 2012. The appraiser’s concluded stabilized occupancy is 90.0%.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bluegrass Corporate Center Property:

Cash Flow Analysis(1)
	2012	2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,789,813	$2,986,878	$3,127,708	$12.93
Other Rental Revenue(3)	0	0	20,160	0.08
Gross Up Vacancy	0	0	860,954	3.56
Total Rent	$2,789,813	$2,986,878	$4,008,822	$16.58
Total Reimbursables	0	0	110,615	0.46
Vacancy & Credit Loss(4)	0	0	(860,953)	(3.56)
Effective Gross Income	$2,789,813	$2,986,878	$3,258,483	$13.47

Total Operating Expenses	$1,567,297	$1,524,242	$1,573,518	$6.51

Net Operating Income	$1,222,516	$1,462,636	$1,684,965	$6.97
TI/LC	0	0	240,000	0.99
Capital Expenditures	0	0	48,365	0.20
Net Cash Flow	$1,222,516	$1,462,636	$1,396,600	$5.78

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the December 31, 2013 rent roll with contractual rent steps through February 2015.
(3)	Other rental revenue includes parking income, late charges and antenna rent.
(4)
Vacancy & Credit Loss represents an in-place economic vacancy of 21.0% of Total Rent and Total Reimbursables.  The Bluegrass Corporate Center Property was 21.6% physically vacant as of December 31, 2013 and the appraiser concluded a stabilized vacancy of 10.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE NEW HAMPSHIRE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Portsmouth, New Hampshire	Cut-off Date Principal Balance		$14,084,084
Property Type	Office	Cut-off Date Principal Balance per SF		$130.72
Size (SF)	107,746	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 4/2/2014	93.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/2/2014	93.8%	Type of Security		Leasehold
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate		4.7400%
Appraised Value	$19,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		NAP
		Borrower Sponsor(1)	Daniel L. Plummer and Cyrus W. Gregg
Underwritten Revenues	$2,361,009
Underwritten Expenses	$949,414	Escrows
Underwritten Net Operating Income (NOI)	$1,411,595		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,236,145	Taxes	$23,593	$11,796
Cut-off Date LTV Ratio	72.2%	Insurance	$17,379	$1,448
Maturity Date LTV Ratio	58.9%	Replacement Reserves	$0	$1,796
DSCR Based on Underwritten NOI / NCF	1.60x / 1.40x	TI/LC(2)	$0	$8,799
Debt Yield Based on Underwritten NOI / NCF	10.0% / 8.8%	Other(3)	$59,107	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,100,000	100.0%	Loan Payoff	$11,174,252	79.3%
			Principal Equity Distribution	2,572,438	18.2
			Closing Costs	253,231	1.8
			Reserves	100,078	0.7
Total Sources	$14,100,000	100.0%	Total Uses	$14,100,000	100.0%

(1)	Daniel L. Plummer and Cyrus W. Gregg are the guarantors of the non-recourse carveouts under the One New Hampshire Loan.
(2)	TI/LC reserves are capped at $323,238.
(3)
Other upfront reserves include a Pierce Atwood reserve ($40,000) that will be used for amenities improvements in the space currently occupied by the Pierce Atwood tenant, a deferred maintenance reserve ($11,380) and a ground lease reserve ($7,727).

The following table presents certain information relating to the major tenants at the One New Hampshire Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Pierce Atwood	NR / NR / NR	17,237	16.0%	$378,554	18.5%	$21.96	4/30/2023	2, 5-year options
International Office	NR / NR / NR	18,337	17.0	368,574	18.0	20.10	1/31/2021	NA
Willis of NH, Inc.(2)	NR / NR / NR	17,029	15.8	256,767	12.5	15.08	6/30/2022	2, 5-year options
Wells Fargo Advisors, LLC(3)	AA- / A2 / A+	7,284	6.8	181,757	8.9	24.95	3/31/2019	3, 3-year options
Baycorp Holdings	NR / NR / NR	5,968	5.5	131,550	6.4	22.04	10/31/2015	NA
Cummings Lamont	NR / NR / NR	4,467	4.1	108,014	5.3	24.18	6/30/2020	NA
Data Risk, LLC	NR / NR / NR	3,525	3.3	88,125	4.3	25.00	4/30/2019	1, 5-year option
AMSEC	NR / NR / NR	6,150	5.7	79,950	3.9	13.00	6/30/2016	3, 1-year options
Two International GR	NR / NR / NR	2,883	2.7	66,309	3.2	23.00	5/31/2024	NA
Pease Gym Co., LLC	NR / NR / NR	2,044	1.9	51,100	2.5	25.00	2/28/2016	NA
Ten Largest Tenants		84,924	78.8%	$1,710,700	83.5%	$20.14
Remaining Tenants		16,131	15.0	337,495	16.5	20.92
Vacant		6,691	6.2	0	0.0	0.00
Total / Wtd. Avg. All Tenants		107,746	100.0%	$2,048,195	100.0%	$20.27

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Willis of NH, Inc. has a one-time right to terminate its lease on June 30, 2017 with 12 months’ prior written notice and payment of a termination fee equal to five months’ rent and unamortized tenant improvements.

(3)
Wells Fargo has a one-time right to terminate its lease on March 31, 2017 with nine months’ prior written notice and payment of a $125,242.55 termination fee provided that there is no default by subtenant under sublease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE NEW HAMPSHIRE

The following table presents the lease rollover schedule at the One New Hampshire Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	9,011	8.4	8.4%	205,958	10.1	22.86	3
2016	9,436	8.8	17.1%	151,305	7.4	16.03	3
2017	5,257	4.9	22.0%	131,445	6.4	25.00	3
2018	1,602	1.5	23.5%	36,456	1.8	22.76	1
2019	10,809	10.0	33.5%	269,882	13.2	24.97	2
2020	4,467	4.1	37.7%	108,014	5.3	24.18	1
2021	18,337	17.0	54.7%	368,574	18.0	20.10	1
2022	18,745	17.4	72.1%	297,274	14.5	15.86	2
2023	18,758	17.4	89.5%	412,979	20.2	22.02	2
2024	2,883	2.7	92.2%	66,309	3.2	23.00	1
2025 & Thereafter	1,750	1.6	93.8%	0	0.0	0.00	1
Vacant	6,691	6.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	107,746	100.0%		$2,048,195	100.0%	$20.27	20

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The following table presents certain information relating to historical leasing at the One New Hampshire Property:

Historical Leased %(1)
2011	2012	2013	As of 4/2/2014
87.4%	78.1%	90.7%	93.8%

(1)	As provided by the borrower and reflects occupancy as of December 31 for each year, unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One New Hampshire Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 3/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$2,141,816	$1,826,287	$1,666,916	$1,674,588	$1,999,656	$18.56
Gross Up Vacancy	0	0	0	0	160,584	1.49
Contractual Rent Steps(2)	45,527	20,100	6,808	2,810	48,540	0.45
Total Rent	$2,187,342	$1,846,387	$1,673,723	$1,677,398	$2,208,779	$20.50
Total Reimbursables	138,059	128,563	154,894	165,961	188,869	1.75
Other Income(3)	113,098	107,720	101,692	108,546	108,546	1.01
Parking Income	33,015	29,205	33,315	35,332	35,332	0.33
Vacancy & Credit Loss	0	0	0	0	(180,517)	(1.68)
Effective Gross Income	$2,471,514	$2,111,875	$1,963,624	$1,987,237	$2,361,009	$21.91

Real Estate Taxes	124,412	128,731	132,970	135,226	134,816	1.25
Insurance	14,851	15,126	17,448	17,742	16,551	0.15
Management Fee	85,499	77,126	71,832	70,636	82,635	0.77
Other Operating Expenses	711,569	643,992	705,010	708,229	715,411	6.64
Total Operating Expenses	$936,331	$864,975	$927,259	$931,834	$949,414	$8.81

Net Operating Income	$1,535,183	$1,246,900	$1,036,365	$1,055,404	$1,411,595	13.10
TI/LC	0	0	0	0	153,901	1.43
Replacement Reserves	0	0	0	0	21,549	0.20
Net Cash Flow	$1,535,183	$1,246,900	$1,036,365	$1,055,404	$1,236,145	$11.47

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of April 2, 2014 and contractual rent steps through May 1, 2015.
(3)	Other income includes electricity income, gym fee income and storage rent income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NITNEIL PORTFOLIO I - ALABAMA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	6	Loan Seller		GSMC
Location (City/State)	Various, Alabama	Cut-off Date Principal Balance		$13,200,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$49.04
Size (SF)	269,151	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 3/31/2014	85.9%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 3/31/2014	85.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.5900%
Appraised Value	$18,850,000	Original Term to Maturity		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
		Borrower Sponsor(2)		NitNeil Partners, LLC

Underwritten Revenues	$1,890,235
Underwritten Expenses	$646,134	Escrows
Underwritten Net Operating Income (NOI)	$1,244,101		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,214,087	Taxes	$31,601	$5,267
Cut-off Date LTV Ratio	70.0%	Insurance	$1,862	$1,862
Maturity Date LTV Ratio	64.2%	Replacement Reserves	$0	$2,500
DSCR Based on Underwritten NOI / NCF	1.53x / 1.50x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.4% / 9.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,200,000	100.0%	Loan Payoff	$9,090,922	68.9%
			Principal Equity Distribution	3,753,159	28.4
			Closing Costs	322,456	2.4
			Reserves	33,464	0.3
Total Sources	$13,200,000	100.0%	Total Uses	$13,200,000	100.0%

(1)	An indirect owner of the borrower is also an indirect owner of the borrower of the Nitneil Portfolio I – Georgia loan.
(2)	Val T. Sapra, founder of NitNeil Partners, LLC, is the guarantor of the non-recourse carveouts under the Nitneil Portfolio I – Alabama loan.

The following tables present certain information relating to the Nitneil Portfolio I - Alabama Properties:

Portfolio Summary(1)

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total Units	Total GLA	Year Built / Renovated	Occupancy	Appraised Value	UW NCF
Slaughter	Madison	AL	$2,801,061	391	49,800	1996 - 2013 / NAP	82.7%	$4,000,000	$252,028
County Line	Madison	AL	2,415,915	337	50,051	2006, 2013 / NAP	82.4%	3,450,000	197,439
Leeman	Huntsville	AL	2,380,902	297	41,400	1999 - 2009 / NAP	93.4%	3,400,000	244,936
Blake Bottom	Huntsville	AL	2,030,769	330	55,450	2002 - 2008 / NAP	81.7%	2,900,000	199,235
Oakwood	Huntsville	AL	1,890,716	279	35,100	1984 - 1986 / NAP	91.4%	2,700,000	178,120
Martin	Huntsville	AL	1,680,637	256	37,350	2002 / NAP	87.8%	2,400,000	142,329
Total / Wtd. Avg. Portfolio			$13,200,000	1,890	269,151		85.9%	$18,850,000	$1,214,087

(1)	As provided by the borrower and represents occupancy as of March 31, 2014.

Unit Mix(1)
Property Name	Total GLA	Total Units	Climate Controlled Units	Non-Climate Controlled Units
Slaughter	49,800	391	69	322
County Line	50,051	337	75	262
Leeman	41,400	297	99	198
Blake Bottom	55,450	330	0	330
Oakwood	35,100	279	0	279
Martin	37,350	256	67	189
Total	269,151	1,890	310	1,580

(1)	As provided by the borrower and represents unit mix as of March 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NITNEIL PORTFOLIO I - ALABAMA

The following table presents certain information relating to historical leasing at the Nitneil Portfolio I – Alabama Properties:

Historical Leased %(1)
Property Name	2011	2012	2013
Slaughter	90.8%	93.0%	84.9%
County Line	89.0%	92.8%	82.0%
Leeman	86.8%	90.3%	90.9%
Blake Bottom	92.3%	87.3%	86.2%
Oakwood	86.5%	90.5%	95.2%
Martin	89.8%	89.8%	90.8%
Wtd. Avg. Occupancy	89.3%	90.6%	87.9%

(1)	As provided by the borrower and represents average occupancy for the 12-month period ended December 31, unless otherwise indicated.

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Nitneil Portfolio I – Alabama Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 3/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,674,474	$1,740,135	$1,836,714	$1,847,358	$1,967,778	$7.31
Gross Up Vacancy	0	0	0	0	373,302	1.39
Total Rent	$1,674,474	$1,740,135	$1,836,714	$1,847,358	$2,341,080	$8.70
Vacancy Loss	0	0	0	0	(373,302)	(1.39)
Concessions	0	0	0	0	(91,763)	(0.34)
Net Rent Revenue	$1,674,474	$1,740,135	$1,836,714	$1,847,358	$1,876,015	$6.97
Other Income(2)	(5,394)	26,970	23,648	21,256	14,220	0.05
Effective Gross Income	$1,669,080	$1,767,105	$1,860,362	$1,868,614	$1,890,235	$7.02

Total Operating Expenses	$667,674	$666,234	$697,167	$695,623	$646,134	$2.40

Net Operating Income	$1,001,406	$1,100,870	$1,163,195	$1,172,992	$1,244,101	$4.62
Replacement Reserves	0	0	0	0	30,014	0.11
Net Cash Flow	$1,001,406	$1,100,870	$1,163,195	$1,172,992	$1,214,087	$4.51

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Income consists of net insurance income and net merchandise income. It also includes billboard and cell tower income from the Slaughter property and billboard income from the Martin property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AVENTURA MEDICAL OFFICE & BANK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Aventura, Florida	Cut-off Date Principal Balance		$12,635,451
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$384.85
Size (SF)(1)(2)	32,832	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 4/1/2014(1)	90.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/1/2014(1)	90.6%	Type of Security(2)		Fee Simple
Year Built / Latest Renovation	1983, 2010 / NAP	Mortgage Rate		4.6580%
Appraised Value	$19,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(3)		Arnold S. Wax
Underwritten Revenues	$1,699,688
Underwritten Expenses	$598,831	Escrows
Underwritten Net Operating Income (NOI)	$1,100,857		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,058,175	Taxes	$70,500	$23,500
Cut-off Date LTV Ratio	65.5%	Insurance	$25,785	$10,325
Maturity Date LTV Ratio	53.3%	Replacement Reserves(4)	$0	$821
DSCR Based on Underwritten NOI / NCF	1.41x / 1.35x	TI/LC	$45,000	$2,736
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.4%	Other(5)	$166,450	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,650,000	62.9%	Purchase Price	$19,300,000	96.0%
Principal’s New Cash Contribution	7,457,784	37.1	Closing Costs	500,049	2.5
			Reserves	307,735	1.5
Total Sources	$20,107,784	100.0%	Total Uses	$20,107,784	100.0%

(1)	Does not include SF attributable to the Wells Fargo tenant who is under a ground lease.
(2)	The Aventura Medical Office & Bank Property consists of 32,832 SF of medical office as well as a 5,200 SF outparcel ground leased to Wells Fargo.
(3)	Arnold S. Wax is the non-recourse carveout guarantor under the Aventura Medical Office & Bank Loan.
(4)	Replacement reserve is capped at $49,248.
(5)	Other upfront reserve represents outstanding tenant improvements and free rent associated with a new tenant, Atlantic South.

The following table presents certain information relating to the tenants at the Aventura Medical Office & Bank Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA(1)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Wells Fargo	AA- / A2 / A+	NA	0.0%	$361,150	29.5%	NA	3/31/2030	4, 5-year options
Skin & Cancer	NR / NR / NR	6,959	21.2	226,794	18.5	$32.59	2/28/2018	1, 5-year option
Elite Imaging	NR / NR / NR	5,200	15.8	142,064	11.6	27.32	12/31/2018	2, 5-year options
Atlantic South	NR / NR / NR	3,306	10.1	82,656	6.7	25.00	4/30/2019	1, 5-year option
Pediatric Psyc.	NR / NR / NR	2,422	7.4	68,155	5.6	28.14	6/17/2015	1, 5-year option
Aventura Medical	NR / NR / NR	2,155	6.6	66,288	5.4	30.76	6/30/2018	1, 5-year option
Quest Diag.	NR / NR / NR	1,616	4.9	54,828	4.5	33.93	12/31/2014	1, 5-year option
Asthma & Allergy	NR / NR / NR	1,779	5.4	46,592	3.8	26.19	12/31/2016	NA
Dr. Santos	NR / NR / NR	1,804	5.5	45,930	3.8	25.46	1/21/2016	1, 5-year option
Dr. Rosenbaum	NR / NR / NR	1,324	4.0	40,263	3.3	30.41	3/31/2015	1, 5-year option
Ten Largest Owned Tenants		26,565	80.9%	$1,134,719	92.7%	$29.12
Remaining Owned Tenants		3,174	9.7	89,955	7.3	28.34
Vacant Spaces (Owned Space)		3,093	9.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		32,832	100.0%	$1,224,674	100.0%	$29.04

(1)
Wells Fargo occupies an outparcel at the Aventura Medical Office & Bank Property that totals 5,200 SF. Because the improvements are not owned by the borrower, the square footage is not included in the total GLA.

(2)	UW Base Rent per SF does not include rent attributed to Wells Fargo.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AVENTURA MEDICAL OFFICE & BANK

The following table presents certain information relating to the lease rollover schedule at the Aventura Medical Office & Bank Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(1)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	3,889	11.8	11.8%	120,888	9.9	31.08	3
2015	3,746	11.4	23.3%	108,418	8.9	28.94	2
2016	3,583	10.9	34.2%	92,522	7.6	25.82	2
2017	901	2.7	36.9%	23,895	2.0	26.52	1
2018(2)	14,314	43.6	80.5%	435,146	35.5	30.40	3
2019	3,306	10.1	90.6%	82,656	6.7	25.00	1
2020	0	0.0	90.6%	0	0.0	0.00	0
2021	0	0.0	90.6%	0	0.0	0.00	0
2022	0	0.0	90.6%	0	0.0	0.00	0
2023	0	0.0	90.6%	0	0.0	0.00	0
2024	0	0.0	90.6%	0	0.0	0.00	0
2025 & Thereafter(3)	NAP	NAP	90.6%	361,150	29.5	NAP	1
Vacant	3,093	9.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	32,832	100.0%		$1,224,674	100.0%	$29.04	13

(1)	UW Base Rent per SF does not include rent attributed to Wells Fago.
(2)
The 2018 expiration consists of the two largest tenants by square footage, Skin & Cancer and Elite Imaging. The largest tenant by square footage, Skin & Cancer, has been at the Aventura Medical Office & Bank Property since 1995. Skin & Cancer has one five-year extension option and Elite Imaging has two five-year extension options.

(3)	The 2025 & Thereafter statistics relate to Wells Fargo. Because the improvements are not owned by the borrower, the square footage is not included in total GLA.

The following table presents certain information relating to historical leasing at the Aventura Medical Office & Bank Property:

Historical Leased %(1)(2)
	2011	2012	2013	As of 4/1/2014
Owned Space	88.7%	96.7%	83.6%	90.6%

(1)	As provided by the borrower and represents occupancy based on SF as of January 1, unless otherwise indicated.
(2)	Does not include SF attributable to the Wells Fargo tenant who is under a ground lease.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Aventura Medical Office & Bank Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 3/1/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$999,780	$1,083,382	$1,047,481	$1,056,102	$1,224,674	$37.30
Gross Up Vacancy(3)	0	0	0	0	86,604	2.64
Total Rent	$999,780	$1,083,382	$1,047,481	$1,056,102	$1,311,278	39.94
Total Reimbursables(4)	365,236	345,548	370,615	373,690	519,477	15.82
Vacancy & Credit Loss	0	0	0	0	(131,066)	(3.99)
Effective Gross Income	$1,365,017	$1,428,930	$1,418,096	$1,429,792	$1,699,688	$51.77

Total Operating Expenses	$494,545	$472,069	$472,858	$469,907	$598,831	$18.24

Net Operating Income	$870,472	$956,861	$945,238	$959,885	$1,100,857	$33.53
TI/LC	0	0	0	0	32,832	1.00
Capital Expenditures	0	0	0	0	9,850	0.30
Net Cash Flow	$870,472	$956,861	$945,238	$959,885	$1,058,175	$32.23

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow based on the 3/1/2014 rent roll with contractual rent steps taken through 3/1/2015 totaling $19,203 for all tenants except Wells Fargo, whose rent was averaged for the term of the loan, totaling $66,150. Additionally $82,656 is attributed to the execution of the new Atlantic South lease.

(3)
Underwriting reflects an in-place economic vacancy of 10.0%. The Aventura Medical Office & Bank Property is 90.6% physically occupied as of April 1, 2014. The appraiser concluded a vacancy rate of 5.0% on the medical office building.

(4)
Total Reimbursables and Total Operating Expenses increased due to an expected real estate tax increase in conjunction with the acquisition of the Aventura Medical Office & Bank Property. Since all tenants except two (including Wells Fargo) are triple net, expenses are passed back through reimbursements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT PLACE CHARLESTON AIRPORT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	North Charleston, South Carolina	Cut-off Date Principal Balance		$12,286,914
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$96,747.35
Size (Rooms)	127	Percentage of Initial Pool Balance		1.3%
Total TTM Occupancy as of 2/28/2014	74.3%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 2/28/2014	74.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	2010 / NAP	Mortgage Rate		4.9950%
Appraised Value	$17,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Ashok Patel and Surendra Patel
Underwritten Revenues	$3,787,193
Underwritten Expenses	$2,360,766
Underwritten Net Operating Income (NOI)	$1,426,427	Escrows
Underwritten Net Cash Flow (NCF)	$1,274,940		Upfront	Monthly
Cut-off Date LTV Ratio	69.8%	Taxes	$105,666	$15,095
Maturity Date LTV Ratio	57.5%	Insurance	$7,448	$2,483
DSCR Based on Underwritten NOI / NCF	1.80x / 1.61x	FF&E(2)	$0	$3,753
Debt Yield Based on Underwritten NOI / NCF	11.6% / 10.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,300,000	100.0%	Loan Payoff	$8,589,174	69.8%
			Principal Equity Distribution	3,414,605	27.8
			Closing Costs	183,107	1.5
			Reserves	113,114	0.9
Total Sources	$12,300,000	100.0%	Total Uses	$12,300,000	100.0%

(1)	Ashok Patel and Surendra Patel are the guarantors of the non-recourse carveouts under the Hyatt Place Charleston Airport Loan.
(2)	On each monthly due date, the borrower is required to fund the FF&E reserve in an amount equal to one-twelfth of 4% of annual gross revenue.

The following table presents certain information relating to the 2013 market mix with respect to the Hyatt Place Charleston Airport Property, as provided in the appraisal for the Hyatt Place Charleston Airport Property:

Estimated Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Hyatt Place Charleston Airport	30%	30%	40%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM February 2014 penetration rates relating to the Hyatt Place Charleston Airport Property, as provided in a February 2014 travel research report for the Hyatt Place Charleston Airport Property:

TTM Through 2/28/2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hyatt Place Charleston Airport	107.9%	102.2%	110.3%

(1)	Source: February 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hyatt Place Charleston Airport Property:

Hyatt Place Charleston Airport(1)
	2011	2012	2013	TTM 2/28/2014	Underwritten
Occupancy	69.3%	69.3%	72.7%	74.3%	74.3%
ADR	$100.20	$101.65	$104.02	$104.65	$104.65
RevPAR	$69.43	$70.49	$75.61	$77.79	$77.79

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT PLACE CHARLESTON AIRPORT

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hyatt Place Charleston Airport Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 2/28/2014	Underwritten	Underwritten $ per Room
Room Revenue	$3,218,220	$3,276,383	$3,505,128	$3,605,876	$3,605,876	$28,393
Food & Beverage Revenue	151,546	163,460	156,137	163,962	163,962	1,291
Telephone	705	468	541	508	508	4
Other Income(2)	14,696	5,423	14,543	16,847	16,847	133
Total Revenue	$3,385,167	$3,445,733	$3,676,350	$3,787,193	$3,787,193	$29,820

Room Expense	$846,008	$890,587	$875,583	$913,850	$913,850	$7,196
Food & Beverage Expense	143,146	145,258	148,652	146,729	146,729	1,155
Telephone Expense	28,750	22,490	19,787	18,128	18,128	143
Total Departmental Expense	$1,017,904	$1,058,335	$1,044,022	$1,078,706	$1,078,706	$8,494
Total Undistributed Expense	1,072,645	1,056,181	1,064,086	1,076,214	1,076,214	8,474
Total Fixed Charges	220,827	213,877	209,472	199,801	205,846	1,621
Total Operating Expenses	$2,311,376	$2,328,394	$2,317,580	$2,354,721	$2,360,766	$18,589

Net Operating Income	$1,073,792	$1,117,339	$1,358,769	$1,432,472	$1,426,427	$11,232
FF&E	135,407	137,829	147,054	151,488	151,488	1,193
Net Cash Flow	$938,385	$979,510	$1,211,715	$1,280,985	$1,274,940	$10,039

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Includes pet fees, in-room movies, laundry/valet commissions and attrition fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis.

National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm.

If either of the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.

Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—
Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions. Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013. Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion. The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis. The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—
Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender , if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot assure you that the applicable sponsor (or guarantor) will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—
In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—
The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in the Class E, Class F and Class G certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

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State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.